Exhibit 99.19

Loan Number	OPB	Origination Values						Desk Review Values					CDA Review Values					Field Review Values					Second Field Review Values					2055 Values						Valuation Comments	Valuation Utilized for LTV	Updated Values
		Sale Price	Appraised Value	Appraisal Date	Second Appraisal Value	Second Appraisal Type	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Value	Variance Amount	Variance(%)	Company	Appraisal Date	Done			Updated BPO Values	Variance Amount	Variance(%)	Date
300008342	$560,000		$700,000	11/12/2014				None					$700,000	$0	0.00%		03/16/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Per OA, stable market, inventory in balance, average marketing time three to six months.  Per Vendor  report, subject market declined 0.1% over the prior quarter, after a decline of 0.3% over the prior six months, and an increase of 0.0% over the prior year. REO saturation at 16.2% indicates subject market is not REO driven.
Is the subject property accurately and adequately described?
OA describes subject as suburban, two sty, SFD colonial, YB 2014, GLA 3,732 sq. ft., room count 10/4/2.1, full partially ﬁni shed  basement,
ﬁve car garage, new construction, C1  condition,  100% complete per OA.  No repairs noted.  Per OA, there is an accessory unit/in-law suite above detached garage which has no appliances; cost to cure $3,500, deducted from the sales comparison grid under condition . Per OA, accessory unit was added to subject's overall GLA .  No functional or external obsolescence noted. Aerial revealed no adverse externalities that may have a negative impact on subject marketability. Per OA,  no prior transfer within 36 months prior to effective date of report, public record not available for veriﬁcation.  Per OA, subject prior transfer 10/24/13, veriﬁed  by MLS,  public record not available for veriﬁcation.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per 0A, is not an active listing, not offered for sale within previous 12 months.  Per OA, subject prior transfer , $160,000, MLS nor public record were available for veriﬁcation.  Per OA, subject transfer was a land transfer and has since been improved. Public reoord indicates subject had a prior transfer $65,000.  Per OA, no prior transfer for comparables within  12 months prior to effective date of 0A. 0A comparable sale A1  and A2 veriﬁed  by MLS and public record; A3 veriﬁed  by MLS,  public record not available for veriﬁcation.
Per OA, A4 and A5 are closed sales, not veriﬁed  as MLS nor public record were available for verification.  Per OA, A6 is an active listing, list price $682,000.  Discrepancy: OA list price for A6 ($692,000) differs from MLS list price ($699,000).
Were the comparables adequately selected, analyzed and accurately presented?
Per OA, purpose for report, reﬁnance  transaction. OA comparables are located up to 5.32 miles in proximity of subject. OA comparable sales closed within ﬁve months prior to effective date of OA. Comparables are similar to subject in design and bracket subject GLA, age, and lot size.  Net adjustment for A2, A3 and A5, above customary.  Per OA, comparables are similar to subject in quality of construction; A1,
A2 and A4 through A6 inferior in condition. A4 is superior to subject in GLA by 17.2%; A5 inferior in GLA by 27%. A1  and A3 given most consideration because of similarity to subject in GLA and because they bracket subject GLA and age and because they are closed sales.
No supplemental sales selected as OA appears to have provided comparables most similar to subject in GLA.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Giving most consideration to A1  ($630,000, adjusted sale price $711,500) and A3 ($552,473, adjusted sale price $668,474) because they are most similar to subject in GLA, bracket subject GLA and age, similar to subject in design, OA value of $700,000 is considered reasonable and supported.
Final appraisal analysis and deficiencies summary:
OA comparables are located up to 5.32 miles in proximity of subject. Net adjustment for A2, A3 and A5, above customary. OA comparables differ from subject in GLA by up to 27%.  MLS not available for verification of A4 and A5. OA list price for A6 ($692,000) differs from MLS list price ($699,000). No risk factors noted for subject.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional  review is not recommended.
																																			$700,000
300008635	$488,000		$800,000	11/19/2014				None					None					$800,000	$0	0.00%	Marc J Zellin	03/31/2015	None					None					Yes	Field review provided supports appraisal value.	$800,000
110748760	$1,000,000		$1,450,000	07/07/2014				None					$1,450,000	$0	0.00%		08/01/2014	None					None					None					Yes
Market Conditions:
The original appraisal  reports that the market is increasing as of the effective date;  however, per Vendor, the market is stable.
Year over year prices increased  1.1%; 6 months/6 months prices decreased  1.6%; and quarter over quarter prices decreased 0.6%.  REO activity is present with REO saturation at 14.1% for the most recent quarter per Vendor .  Per the 0A the days on market is under
3  months and  the Vendor   indicates a days on  market of 56 days.
Subject Analysis:
Per the original appraisal ("OA") the subject is a 2—story single family home that was built in 2006 and is located on a 2.50 acre site. The subject has 4223 SF of GLA, 2082 SF basement, 4 bedrooms, 4 bathrooms and a 3 car garage. The subject was reported to be in good condition as of the effective date of the appraisal.  No repairs noted by the appraiser, and no discrepancies are noted betwee  I the appraisal and available data sources.
Sale and Listing History Analysis:
The subject was not able to be verified by MLS or via public records. OA Comp 2 was veriﬁed  by MLS and via public records. OA Comps 1,
3 and 4 were veriﬁed  by public records but were not veriﬁed  by MLS.  No additional sales were found for the the subject for the 36 previous months, or for the comps for the previous  12 months leading up to the effective date of the report, other than those noted in the appraisal.
Appraisal Analysis and Deficiencies:
Aerial imagery reveals that the subject is located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics. The 0A provided 4 sold comps which are considered to be good indicators of value for the subject's market. All sale comps are located within the subjects competitive market; however, some comps are over a mile from the subject. Some sales have occurred more than 6 months prior to the effective date of the appraisal. All comps have similar characteristics when compared to the subject.
Adjustments were made for differences between the subject and the comparables. The appraiser indicates that the adjustments were based on his knowledge of the market and the adjustments appear reasonable. Some of the comps net and gross adjustments exceed typically acceptable guidelines.
Market Sales Analysis:
Supplementary MLS research revealed 30 additional sales which were between 0.24 miles and  1.83 miles from the subject. The reconciliation comps ("RC") that have closed within 6 months of the effective date of the 0A are all considered inferior to the subject in terms of site size and/or quality. Therefore, no RC were utilized  in the reconciliation. The OA provided the most appropriate comps available.
Review conclusion.
The OA provided comparables which were the most similar, proximate and recent available.  Based on  MLS research the comps provided in the 0A are considered  to be the best available comps and  are good  indicators of value for the subject. The RC that have closed within 6 months of the effective date of the 0A were not considered good indicators of value for the subject. Giving the most weight to OA Comps
13, the appraised value is considered supported.
Eligibility Issues and Recommenda" -n.
Risk Score: Moderate; Market Conditions, Subject Sale/List History, Timeliness,  Proximity,  Data Veriﬁ c ation/ Sour ces,  Excessive
Adjustments.  Eligibility Alert:  None noted.  Field Review Alert:  Not Recommended.
																																			$1,450,000
110863621	$826,400	$1,033,000	$1,034,500	11/10/2014				None					$1,034,500	$0	0.00%		11/14/2014	None					None					None					Yes
Market Conditions:
The OA reports property values to be increasing as of the effective date.  Based on Vendor, the property values have increased
12.1% over the prior 12 months and increased 3.2% over the prior 6 months. 3.9% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis:
The OA reports the subject as a 5/2/1, single family residence built in  1924 with a GLA of 1347 SF in overall C4 condition.  Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, the subject was noted to be proximate to a school, busy street, and freeway which overall is considered to be have an adverse impact on marketability and value.
Sale and Listing History Analysis:
According to the 0A, the subject was under contract to be sold for $1 ,033,000 at the time of the OA. According to MLS data, the subject property sold for $967,000 on and was correctly reported in the OA. No additional sales of the subject property were found for the 36 months prior to the effective date. All comparable sales were veriﬁed through  MLS and public records data and  no discrepancies were found.  OA Comp 5 was unable to be verified  by MLS. OA Comp 6 was verified  by MLS. According to MLS and  public records data, no additional sales of the comparables were found for the  12 months prior to the effective date.
Appraisal Analysis and Deficiencies:
The 0A was completed for a purchase transaction. The sales comparables are considered to be a good  representation of competitive homes in the subject market area. All comps utilized are located within  .75 miles. GLA adjustments were made at approximately $85/SF which is considered to be low for homes of similar quality, design, condition, and GLA in the subject market area. All other adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA.  Net and gross adjustments are reasonable and do not exceed typical  15% and 25% guidelines. The adjusted value range is $868,000 to $1,097,000 rounded. The value conclusion falls within this range.
Market Sales Analysis:
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the 0A were the most appropriate based on similar design, appeal, characteristics,  proximity, and date of sale.  Review comp was chosen as additional supplemental support.
Review Conclusion.
Although there were deficiencies noted in the ‘Appraisal Analysis and  Deficiencies‘ section above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and  is considered to be the best representation of market value. After necessary adjustments, the supplementary review comp utilized supports the value conclusion in the OA.
Eligibility Issues and Recommenda" 'II.
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$1,034,500
300011816	$548,000		$685,000	01/22/2015				None					$685,000	$0	0.00%		02/04/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
As of the effective date of the appraisal, the Appraiser indicates property values were stable, there was a shortage of supply and marketing time was 3-6 months.  Retrospective  indicates a (+2.4%) change in values in the last 6 months and a (+2.9%)
change in the last year; the last quarter indicates a (+1.6% ) change in values.  REO activity in the area is 20.6%; the area is not REO driven.
Is the subject property accurately and adequately described?
The subject is in indicated to be in average condition and to have been recently updated (photos provided support the Inspector's condition rating and assertions).  No major repair conditions are noted or observed. The report also indicates that the subject is located in a suburban area; this reporting and analysis is accurate.  Negative externalities are not noted in the report or observed,  including in the Aerial imagery provided and as viewed in Google Earth. No discrepancies between the evidence reviewed and the report were found.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Discrepancies between the research provided and the appraisal include: comparable #1  is unable to be conﬁr med  with the MLS and public records indicates a sale price of $665,500 rather than the $665,313 noted on the appraisal; comparable #2 is indicated to be currently listed with MLS, not a closed sale, although public records does conﬁr m the sale as noted on the appraisal.  Listings 5 and 6 were unable to be conﬁr med  with  public records.
Were the comparables adequately selected, analyzed and accurately presented?
Signiﬁ c ant ly,comparable #1  is most proximate (0.16 miles) and is similar in size (3268 sf); comparable #2 is similar in size (3406 sf);
comparable #3 has similar room count (5br/3.1  bath), is similar in size (3878 sf) and warrants the least adjustment (4.0%). The adjustments are bracketed, in the correct categories, in the right direction and do not exceed typical guidelines, however all sales are adjusting upward.
The Reviewer places most weight on comparables #2 and #3 (when properly adjusted). The Reviewer notes the following deﬁci enci es exist: some of the adjustments made are inadequate and the resulting adjusted sales range of $674,413 to $788,500 is wide-over 10%.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the Reviewer concurs with the Appraiser's opinion of value.
Final appraisal analysis and deficiencies summary:
Minor deﬁci enci esare noted including: the inaccurate analysis and reporting of the market, the use of sales which could not be veriﬁed  with the MLS, inadequate adjustments. The overall reliability of the report is adequate and the Reviewer concurs with the Appraiser's opinion of value.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An Additional  Review is not recommended.

																																			$685,000
300007878	$587,850	$734,860	$735,000	03/02/2015				None					$735,000	$0	0.00%		03/05/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased  1.4% over the prior six months and 8.1% over the last year per Vendor. Not REO driven market.
is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a new construction townhome with good appeal for the neighborhood.  No external inadequacies are evident (proximity to railroad tracks and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase. Value is subject to completion.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research.  No recent prior sales of the subject were noted. Comps 2-5 were veriﬁed  in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research, although it is noted that the data has a wide range in GLA. Comp 1  is a dated sale but the market has increased. Adjustments for age/condition and GLA appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. Most of the provided supplemental sales do not have age or GLA reported and those that do are older and/or much smaller in GLA. None of the sales have been selected accordingly.  However, it is noted that the opinion of value expressed in the appraisal is within the unadjusted selling price range of the data.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (dated/unverified comps, wide range in GLA, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.  Based on the review research, analysis of the appraisal data,  and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$735,000
300008251	$484,500	$606,000	$606,000	03/18/2015				None					$606,000	$0	0.00%		03/26/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased 2.9% over the prior six months and 7.0% over the last year per Vendor. Not REO driven market.
Is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is an older brick bungalow with good appeal for the neighborhood. No external inadequacies are evident (proximity to railroad tracks, expressway and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. No recent prior sales of the subject were noted. The comps were verified in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research. Comp 1 is distant but appears to be located in a competitive area. Comps 3 & 4 are dated sales but the market has increased. Adjustments for seller sales concessions have been made in error and adjustments for age appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. The selected supplemental sale is among the closer and more recent and appears to be a similar appeal area home. The other sales vary in GLA and no MLS data was provided to determine if they are similar to the subject in updating.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (distant/dated comps, inadequate/unsupported adjustments) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$606,000
300008225	$516,600	$645,750	$647,000	03/26/2015				None					$647,000	$0	0.00%		04/14/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the market conditions were accurately and adequately described. The OA reports that market values were stable as of the effective date. Vednor Data  Mulit Model Results for Repeat Zip Code Sales indicated a prior 12 month,  prior 6 month and most recent quarter as of the effective date value trend of:  Down - 0.0%  Down - 0.3%  Down - 0.2%. Vendor data indicated that 19.5% of the sales over the prior 90 days in the subject's zip code were REOs.  REO and Short Sale activity is present in the market however not a value factor. Values and marketability in the immediate sub-market neighborhood are stronger than the overall zip code due to it's highly desirable award winning  school district.
Is the subject property accurately and adequately described?
Yes, the subject property was adequately described. The subject is reported as a 6/3/3 2124sf 15 year old 2-level  1st ﬂoor Duplex Down
Condo with  1  car attached garage space, open terrace and private roof top deck. The subject's reported standard upgrades and C2 good condition as of the effective date is supported by photos provided. The subject is at the higher range of value due to it's market valuing  1st
ﬂoor unit in a non-elevated building, interior multi-ﬂ o orhigh ceiling design, private non-shared roof deck and interior garage space. Other similar duplex down design units are present and not an over-improvement.  No functional inadequacies are evident. The subject is located on  a busy street.  Review of other busy street sales’  DOM suggests that this externality does not significant impact value or marketability.
However, commentary analysis regarding the externality was omitted in the 0A. The busy street externality may be offset by it's 100ft distance from a school particular buyer desirability.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The 0A was completed for a purchase transaction. The subject's listing history and contract analysis was accurately provided.  However, it's prior lower listing  price and  estimated value above contract price analysis was omitted.  MLS and  Public Records research  provided did not reveal any additional prior listings or sale transfers of the subject property for the three years prior to the effective date of the appraisal.
Comps 1-3 were verified  by MLS research provided.  Comp 1, 2, 3, 4, 5, 6 were reviewer verified through local MLS. Comps 1-2 were Public Record veriﬁed.  Listing comps 4-5 were reviewer veriﬁed  through local as of the effective date. Comp complete listing history analysis was not provided.  Public Record research did  not reveal any prior sale transfers for OA comps for the 12 months prior to the effective date of the appraisal.
Were the comparables adequately selected, analyzed and accurately presented?
OA comps are all similar competing  Duplex Down style units and were adequately selected. OA comps are all located within the subject's overall Lakeview market.  No high gross or net adjustments were noted, and  no line items exceeded  10%.  MLS reports the subject as
2400sf. Although comps are predominately cited as superior in GLA, their exact measured GLA is not avaible and are similar competing size units.  Review of available MLS photos suggests that there were some minor adjustments for value factoring variances including:
interior upgrades, outdoor decking/size, street view and school district location that may have warranted adjustments.  However, the appraiser methodology to select similar Duplex Down design units is more appropriate and additional adjustments would not negatively impact value results.  No significant deficiencies were apparent.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the value conclusion of the appraisal under review is reasonable and adequately supported as of the effective date. Supplementary
CMA provided  more proximate sales within a 0.34 radius of the subject ranging from $275,000 - $2,837,500 that included SFR properties and inferior design and amenity Condo units. OA comps appear to be the best available similar 1st floor Duplex Down design representatives for the subject to bracket location, GLA,  utility, upgrades and/or market valuing characteristics. Supplementary research provided 3 more 3 bedroom sales within 0.13 mile radius from the subject's located in the immediate school sub-market ranging from $624,000 - $675,000. After consideration was given to their ﬂoor location, design, GLA, upgrades and outdoor decking attribute variances,  provides a support range for OA estimated value.
Final appraisal analysis and deficiencies summary:
The subject is a good design multi-level Duplex Down Condo located in a highly desirable school district.  No functional inadequacies of the subject are evident. OA report displays acceptable appraisal methodology. OA comps are the best representatives of similar size design
Duplex Down units located in the overall Lakeview market and would  be competing properties for the subject. Based on Vendor research, OA estimated value appears supported and analysis does not reveal signiﬁcant  deficiencies. The 0A is noted for the following risk indicators: (Lack Of Sale/List History Analysis) - The subject's prior lower listing price and estimated value above contract price analysis was omitted. (Externalities) - The subject is located on a busy street. (Inadequate Adjustments) - Some minor adjustments for value factoring variances including:  interior upgrades, outdoor decking/size, street view and school district location that may have warranted adjustments.  However, the appraiser methodology to select similar Duplex Down design units is more appropriate and additional adjustments would not negatively impact value results.
																																			$647,000
300008344	$460,000	$575,000	$575,000	03/13/2015				None					$575,000	$0	0.00%		04/09/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased 0.9% over the prior six months and declined 0.1% over the last year per Vendor. Not REO driven market.
Is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a 3/2.1 condo unit in a newer building with good appeal for the neighborhood. The property is located along a high traffic commercial street; external obsolescence is applicable (proximity to railroad tracks is considered to have no adverse impact). Appraised for a purchase.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. A recent prior sale of the subject was found which was reported in the appraisal. The comps were verified in MLS. The current data is supportive of the indicated increase in the subject's value since its recent prior sale, and the market has increased since that time.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research. The data is current and proximate. Adjustments for variance in association fees and to reflect the subject's adverse view of traffic were missed, and adjustments for GLA appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. The provided supplemental sales do not have GLA reported or are different in GLA. None of the sales have been selected accordingly. However, it is noted that the opinion of value expressed in the appraisal is within the unadjusted selling price range of the data.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the analysis of the data have been noted (inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$575,000
300008672	$628,000	$785,000	$795,000	03/25/2015				None					$795,000	$0	0.00%		04/14/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The market conditions are accurate based on available data sources. The OA report indicated market pricing was stable with in-balance supply/demand and typical marketing times from 3-6 months. Vendor data model (zip code / top price tier / repeat sales) indicated a 2.2% increase in the 12 month time period, a 1.8% increase the 6mo/6mo time period and a .7% increase in the 0-3 month time period vs. the same time period 12 months ago.  data indicated REO saturation in the subject zip code at 23.9% in the quarter preceding the effective date of the OA report, 17.7% in the 4-6 month time period and 16.6% in the 7-9 month time period preceding the effective date of the OA report.
Is the subject property accurately and adequately described?
No. The subject property was not accurately described based on available data sources. The subject is a SFR built in 2015 with 2,218 SF of above grade living area. The subject is located in an urban market with no functional or external obsolescence noted in the OA report.
The subject is proximate to a set of train tracks with external obsolescence likely. The subject is noted to be in C1 condition and conforms to the surrounding market area, per the current provider. The OA report was made subject to completion of new construction. No satisfactory completion certificate included in the OA report
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The listing/sale history of the subject is accurate based on available data sources. Prior sale noted for the subject within 36 months. The subject was listed at $799,900 for 50 days prior to contract at $785,000. None of the sales could be verified through public records available to . Sales 1-3 and listings 4 and 5 were verified through MLS records available to .
Were the comparables adequately selected, analyzed and accurately presented?
Yes. OA sales 1-3 are considered reasonable purchase alternatives for the subject as of the effective date of the OA report. The sales/listing provide reasonable bracketing for the attributes of the subject and are located within .4 miles in distance, which is reasonable given the pool of available market data. The adjustment process is reasonable the sales indicated support for range from $784,072 -
$810,266 with reconciliation at $795,000. Given the design, GLA and quality of construction of the subject, the OA report appears to have utilized reasonable market data for comparison to the subject. MLS records indicates the sales included in the OA report were among the most recent, proximate and relevant available.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The OA report dated  completed for a purchase transaction has been reasonably developed and adequately supports the value conclusion of $795,000. An area MLS search conducted by Vendorwithin the 12 month time period preceding the effective date of the OA report and within 1+/- mile of the subject indicates the OA sales were noted to be among the most reasonable available given the reported condition of the subject. One supplemental sale noted closed at $730,000, but would adjust upward due to older age/inferior appeal See attached supporting data.
Final appraisal analysis and deficiencies summary:
Based on the reported amenities/features of the subject and analysis provided in the OA report, with primary consideration given to OA sales 1 - 3, the appraised value of $795,000 is determined to be within a reasonable range, as of the effective date of the OA report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
The appraisal report has been reasonably developed and adequately supports the value conclusion of $795,000. No additional review recommended.
																																			$795,000
300011179	$601,200	$751,500	$755,000	03/30/2015				None					$755,000	$0	0.00%		04/03/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased 0.6% over the prior six months and 2.0% over the last year per Vendor. Not REO driven market.
Is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a 4/2.1 two story condo unit with good updating and appeal for the neighborhood. No external inadequacies are evident (proximity to traffic, railroad tracks and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. No recent prior sales of the subject were noted. The comps were verified in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research. Comp 3 is a dated sale but the market is stable. Adjustments for variance in association fees were missed and adjustments for GLA appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. The selected supplemental sales are among the closer that were not used in the appraisal and are similar appeal area homes, albeit R1 is a dated sale.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (dated comps, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$755,000
300005312	$552,000		$690,000	01/20/2015				None					$690,000	$0	0.00%		01/30/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The OA reports the market as stable as of the date of the report.  Based on Vendor  the market decreased 6.8% over the prior 6 months and 6.2% over the prior year.
Is the subject property accurately and adequately described?
Yes the subject appears to be accurately described in the OA.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No prior sales noted in the OA.  No additional sales found.
Were the comparables adequately selected, analyzed and accurately presented?
Comps all appear to be similar to the subject, Comps 1-3 are all located in the same proximity as the subject and therefore relied upon for the value.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Value appears to be supported in the 0A with the comps selected.  No additional sales were selected as none appear to be similar to the subject in quality.
Final appraisal analysis and deficiencies summary:
OA value estimate appears accurate.  No other deﬁci enci eswere noted in the report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
Value of OA appears accurate
Do you recommend an additional review to be conducted on this appraisal?
No review recommended.
																																			$690,000
300005137	$427,200	$534,000	$555,000	11/26/2014				None					$555,000	$0	0.00%		11/18/2014	None					None					None					Yes
Market Conditions:
The OA indicates that the home is located  in a suburban  market area which is 25 to 75%  built up. The growth  rate is stable. The property values are stable. The supply and demand is in balance. The marketing time is under 90 days. The Vendor   Index indicates that for the last 90 days the market has been even , for the last 6 months the market has improved by .1%  , and for the year the market has improved  by .3%  .The REO Saturation index for the Tract is  15.2%  . The National average is  16.9%  . This is not an  REO driven  market area.
Subject Analysis:
The home is a detached single family ranch style home built in 2007 on a 9,757 sf lot. The home has 2,695 sf with 6 rooms, 2 bedrooms, and 2.1  bathrooms. The home has one ﬁr epl ace and a 3 car garage. There are no negative external features which would  impact the property.
Sale and  Listing  History Analysis:
The 0A was completed for a  purchase of the property. This transaction for the home is confirmed  in the MLS and  it is not confirmed  in the public records.  Comparable Sold #1  is confirmed  in the MLS and  it was confirmed in the public records.  Comparable Sold #2 is confirmed in the  MLS and it was confirmed  in the public records. Comparable Sold #3 is confirmed  in the MLS and it was confirmed  in the public records.
Comparable Sold #4 is conﬁr med  in the  MLS and it was confirmed  in the public records.Comparable Listing # 5 is confirmed in the MLS and it was  not confirmed  in the  public  records.Comparable  Listing # 6  is confirmed  in  the  MLS  and  it was  not confirmed  in the  public  records.
Appraisal Analysis and Deficiencies:
Four sold  properties were used for the reconciled value of the home. The original sale prices and the adjusted values do bracket the value of the home. The age and the GLA are very similar to the subject. Some of the sales have basements. The net and gross adjustments do meet the agency guidelines. All the sales are located  under one mile from the subject.  (Other) The blank for the exposure time is not populated.  USPAP requires an estimated exposure time. There are a  limited  number of adjustments. The veriﬁcation sources indicating County is not specific and does not comply with  agencyrequirements.
Market Sales Analysis:
- a supplemental sale was sold  for $590,000 it was built in 2013 and has 2,346 sf. The home is .9 miles from the subject. This supplemental sale supports the value of the home. The supplemental sales do not support an alternative value of the property.
Review Conclusion:
The comparable sales do support the value of the property. There are no significant deficiencies to this report.  Overall the report is reliable.
An alternative value is not supported for the property.
Eligibility Issues and Recommendation:
There are no eligibility issues. An additional review is not recommended.
																																			$555,000
300007741	$871,250	$1,025,000	$1,100,000	02/17/2015				None					$1,100,000	$0	0.00%		03/02/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions in the subject market per the effective date of interior appraisal were stable with an average marketing time of 3-6 months. According to Vendorretro  report, the year over year report shows an increase of 1.7%, the 6 month report shows an increase of .7% and the quarterly report shows an incline of .3%. REO saturation was 8.6% which was below the national average. The market was not considered REO driven.
Is the subject property accurately and adequately described?
The subject property is a colonial style home built in 1987 that contains 4 bedrooms and 4.2 bathrooms with 4776 sf of GLA. The subject property is noted to be in good condition.  No deferred maintenance was noted per the interior appraisal report. The interior appraisal did note that the subject has a water and woods view which is congruent with aerial imagery of the subject. The subject property has basement ﬁni sh of 2054 sf, which includes no bedroom and  1  bathroom. Updates to the interior of the subject property took place 15+ years ago. The subject has a 3-car garage,  patio, and 3 ﬁr epl aces.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There are no discrepancies in the listing history of the subject property per MLS and the interior appraisal.  MLS sheets are not provided for comps 1-6,  but comps 1-6 are MLS veriﬁed.  Comps 2,3,5,6 were not veriﬁed through public records.
Were the comparables adequately selected, analyzed and accurately presented?
The comps selected appear to be the most reliable for the market area. There are no discrepancies between the physical traits of comps with the data in sales comparison grid and their MLS sheets.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion is reasonable and adequately supported as of effective date. The oomps appear to the best available in the marketing area. The majority of supplementary sales are not comparable to the subject. They are lacking dominant factor of water frontage.
Final appraisal analysis and deficiencies summary:
0A is completed for a reﬁnance  transaction. Risk indicators are noted for GLA adjustments to comp being considerably low given the price per square foot in the market area. A proximity risk indicator is noted as comps 2,3,5 and 6 are over 1  mile from the subject. A timeliness risk indicator is noted for comp 1-4 having sold over 6 months prior to effective date of 0A. The comps used in the OA appear to be the best available. They are all in the same marketing area as the subject. They are similar in construction quality and condition to the subject, and the GLA of the subject is adequately bracketed.  Line, net and gross adjustments are within recommended guidelines.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review recommended.
																																			$1,100,000
300008440	$861,000		$1,230,000	12/09/2014				None					$1,230,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
As of the effective date of the appraisal. The Appraiser indicates property values were stable, supply and demand was in balance and marketing time was under 3 months. Retrospective  indicates a (-4.0%) change in values in the last 6 months and a
(-3.7%) change in the last year; the last quarter indicates a (-1.6% ) change or effectively, stable values. REO activity in the area is 5.5%;
the area is not REO driven.
Is the subject property accurately and adequately described?
The subject is indicated to be in average condition and to have been recently updated (photos provided support the Inspector's condition rating and assertions). No major repair conditions are noted or observed. The report also indicates that the subject is located in an urban area; this reporting and analysis is accurate. Negative externalities are not noted in the report or observed, including in the Aerial imagery provided. The subject's proximity to the city of offers many amenities which enhances its marketability. No discrepancies between the evidence reviewed and the report were found.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No discrepancies between the research provided and the appraisal were found with the exception that comparable #5 and #6 were unable to be verified with the MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Significantly, comparable #1, #2, #3, and #5, are all located in the subject's building. Comparable #1, #2, and #4 are most recently sold
(11/14). Comparable #3, is closest in floor location (45th). Comparable #1, #2, and #5, have a similar view as the subject. Comparable #1, is most similar in GLA (1,218 sf). Comparable #6, is similar in room/ bedroom/ bath count (4/2/2). Comparable #1, #2, and #4, have a similar balcony. Comparable #1, and #2, have the least line adjustments (2). Comparable #1 has the least net/ gross adjustments
(0.2%/1.5%). The Reviewer places most weight on comparable #1, and #2, (when properly adjusted). As adjusted by the Appraiser, the sales offer a reasonable range of value, from $1,205,300 to $1,289,000. The Reviewer notes the following deficiencies exist: the floor location adjustment is not bracketed, the comparable were excessively adjusted, and some of the adjustments made are inaccurate.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. The Reviewer concurs with the
Appraiser's opinion of value. A total of 30 supplemental MLS sales were provided, including 2 utilized in the OA. The Reviewer selected 1 verifiable sales which, after adjustment for significant differences, support the Appraiser's opinion of value.
Final appraisal analysis and deficiencies summary:
Significant deficiencies are noted: comparable #5 and #6 were unable to be verified with the MLS, the floor location adjustment is not bracketed, the comparable were excessively adjusted, and some of the adjustments made are inaccurate. Otherwise, the overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. The Reviewer concurs with the Appraiser's opinion of value.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A.
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$1,230,000
300005572	$591,600	$739,500	$800,000	10/13/2014				None					$800,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
VendorHome  indicated the subject's blockgroup had increased 1.1% over the past 6 months and increased 3.5% over the previous year. VendorREO Saturation data indicated that 8.0% of the sales over the last quarter, in the subject's zip code, were
REOs, indicating the area was not REO driven. The OA stated that property values were increasing, demand/supply was in shortage, and that the marketing time was under 3 months.
Subject Analysis
Per OA, the subject was reported as an SFR in a suburban neighborhood. It was also reported to be a 2 level styled structure that was built in 2014. The OA reports the property in "new (C1) " condition. There were no negative externalities or deficiencies affecting the subject in the report.
Sale and Listing History Analysis
The subject was verified with MLS as a pending sale. All comps were verified with the MLS, with the exception of Comp 3, 4, and 6 which was not confirmed with MLS. Only Comps 1 and 2 were also confirmed with public records.
Appraisal Analysis and Deficiencies
The OA was performed for a purchase transaction. The description of the subject appears to be accurate. Comparables provided in the OA were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the OA. The gross and net percentage indicators are within the secondary market guidelines.
Market Sales Analysis
Comparables in the OA were the most similar in age, GLA, and proximity. OA comps appeared relevant and reliable. 3 additional properties were selected that were also relevant to the subject property.
Review Conclusion
Comparables chosen in the OA appeared appropriate, proximate and relevant. Additional properties were selected that were relevant to the subject property. Indicated value in the OA is supported by the OA comps and supplemental data.
Eligibility Issues and Recommendation
Eligibility Issues: None. Recommendation: No Field Review recommended.
																																			$800,000
300005571	$612,000		$765,000	10/02/2014				None					$745,000	-$20,000	-2.61%		01/21/2015	None					None					None					Yes
Market Conditions
VendorRetrospective  notes the market was increasing at a rate of 9.1% from Yr/Yr, 3.6% from 6mo/6mo and 1.1% from Qtr/Qtr as of the effective date of the appraisal with 18 DOM for Non-REO sales. DOM and market trends were consistent in the appraisal. REO saturation was 5.8% and REO discount was 13.8% which does not indicate an REO driven market. No commentary was noted in the appraisal regarding REO impact and none was warranted.
Subject Analysis
The appraisal notes the subject was in C3 or good condition with some remodeling. The condition for the subject appears to be consistent with the rating provided and no physical obsolescence was noted. MLS data was provided for the subject, however no discrepancies were noted between the public records provided and the original appraisal. Per Vendoraerial photos, no negative or positive externalities were noted, as indicated in the appraisal.
Sale and Listing History Analysis
The comparable sales data provided in the grid was consistent between the subject and MLS research provided. The sale and list history appears to be fully disclosed with no misrepresentation of dates or prices. Comps 1, 2, 4 & 5 were verified by their MLS listings and public records. No listing data or public records were provide for Comps 3, 6 & 7 which is an indicator of risk due to the lack of data verification/sources.
Appraisal Analysis and Deficiencies
No significant discrepancies were found in the review of this appraisal. The adjustments were reasonable and supported by market data.
The GLA adjustment of $50 per SF is typical for the subject's quality and location. The appraisal is considered moderate risk with the value well supported but indicators of risk due to lack of data verification / sources and comps that vary more than 25% from the subject's GLA.
No eligibility issue was noted. An additional review is not recommended.
Market Sales Analysis
The supplemental comp selected was recent within 4 months and similar in location, quality, age, size and view. This sale is superior in more extensive remodeling and when adjusted for superior appeal and considered with the OA comps it is supportive of the market value indicated in the appraisal.
Review Conclusion
No significant deficiencies were noted in the appraisal. Similar sales were relied upon with adequate adjustments applied. Supplemental sales support the value.The report is considered reliable.
Eligibility Issues and Recommendation
No issues were noted during review that triggered the Eligibility Alert activation. An additional review is not recommended.
																																			$765,000
300000341	$455,200	$569,000	$569,000	10/02/2014				None					$569,000	$0	0.00%		12/05/2014	None					None					None					Yes
Market Conditions:
VendorHome Data Index indicated the subject's blockgroup had decreased 2.7% over the past 6 months and increased 5.9% over the previous year. VendorREO Saturation data indicated that 7.4% of the sales over the last quarter, in the subject's tract, were
REOs, indicating the area was not REO driven. The OA stated that property values were stable, demand/supply was in balance, and that the marketing time was under 3 months.
Subject Analysis:
Per OA, the subject was reported as an SFR in a suburban neighborhood. It was also reported to be a 2 level styled structure that was built in 2003. The OA reports the property in "good (C3) " condition. There were no negative externalities or deficiencies affecting the subject in the report.
Sale and Listing History Analysis:
The subject was verified with MLS but not confirmed with public records. All comps were verified with the MLS, with the exception of Comps
5 and 6 which were not confirmed with MLS. Only Comps 1, 2, and 4 were also confirmed with public records.
Appraisal Analysis and Deficiencies:
The OA was performed for a purchase transaction but verified as a closed sale after the OA date. The description of the subject appears to be accurate. Comparables provided in the OA were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the
OA. The gross and net percentage indicators are within the secondary market guidelines.
Market Sales Analysis:
Comparables in the OA were the most similar in age, GLA, and proximity. OA comps appeared relevant and reliable. 5 additional properties were selected that were also relevant to the subject property. Additional properties even appeared to potentially support a higher market value.
Review Conclusion:
Comparables chosen in the OA appeared appropriate, proximate and relevant. Additional properties were selected that were relevant to the subject property. Indicated value in the OA is supported by the OA comps and supplemental data. Additional properties even appeared to potentially support a higher market value.
Eligibility Issues and Recommendation:
Eligibility Issues: None. Recommendation: No Field Review recommended.
																																			$569,000
300005569	$520,000		$715,000	10/24/2014				None					$715,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
The original appraisal reports that the market is stable as of the effective date.  Per Vendor, the market is stable. Year over year prices increased 5.3%; 6 months/6 months prices increased 3.4%; and quarter over quarter prices increased  1.4%.  REO activity is present with  REO saturation at 9.8% for the most recent quarter per Vendor.  Per the 0A the days on market is under 3 months and the Vendor   indicates a days on market of 18 days.
Subject Analysis
Per the original appraisal ("OA") the subject is a single family home that was built in  1952 and is located on a 5400 SF site. The subject has 1013 SF of GLA,  1013 SF basement, 2 bedrooms,  1  bathrooms and a 1  car garage. The subject was reported to be in average condition as of the effective date of the appraisal, which appears reasonable based on the OA. No repairs noted by the appraiser, and no discrepancies are noted between the appraisal and available data sources.
Sale and Listing History Analysis
The subject was not able to be veriﬁed  by MLS or via public records. OA Comps 1-3 were veriﬁed  by MLS and via public records. OA Comps 4-5 were verified  by MLS but were not veriﬁed  by public records.  No additional sales were found for the the subject for the 36 previous months, or for the comps for the previous 12 months leading up to the effective date of the report, other than those noted in the appraisal.
Appraisal Analysis and Deficiencies
Aerial imagery reveals that the subject is located within a suburban neighborhood consisting of homes with similar design, appeal and characteristics. The OA provided 3 sold comps and 2 listing comps which are considered to be good indicators of value for the subject's market. All sale comps are located within a mile of the subject, and all sales have occurred within 6 months of the effective date of the appraisal. All comps have similar characteristics when compared to the subject. Adjustments were made for differences between the subject and the comparables. The appraiser indicates that the adjustments were based on  his knowledge of the market and the adjustments appear reasonable. The comps net and gross adjustments are considered to be within typically acceptable guidelines.
Market Sales Analysis
Supplementary MLS research revealed 30 additional sales which were between 0.02 miles and 0.58 miles from the subject. The reconciliation comps ("RC") bracket the subject in terms of quality,  physical characteristics and other amenities. The most comparable RC were utilized  in the 0A. The RC selected below are considered the most comparable of the supplemental comps that have closed within 6 months of the effective date of the OA. After adjustments the RC support the original appraisals value conclusion.  However, the OA provided the most appropriate comps available.
Review Conclusion
The OA provided comparables which were the most similar,  proximate and recent available. Based on MLS research the comps provided in  the 0A are  considered  to  be the  best available comps and  are  good  indicators of value for the subject.  The  most comparable  RC were utilized in the OA, and other than the selected  RC, the remaining  RC that have closed within 6 months of the effective date of the 0A were not considered to be good indicators of value for the subject. After adjustments the RC are supportive of the OA value conclusion. Giving the most weight to OA Comps 1-3, and taking into consideration the RC, the appraised value is considered supported.
Eligibility Issues and Recommendation
No eligibility issues noted  and  no additional  review recommended.
																																			$715,000
300005567	$800,000	$1,500,000	$1,500,000	10/22/2014				None					$1,500,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
VendorRetrospective  notes the market was declining at a rate of 1.1% from Yr/Yr, 2.5% from 6mo/6mo and 0.9% from Qtr/Qtr as of the effective date of the appraisal with 18 DOM for Non-REO sales. DOM were consistent in the appraisal while the market conditions were noted as stable. REO saturation was 9.6% and REO discount was 6.9% which does not indicate an REO driven market. No commentary was noted in the appraisal regarding REO impact and none was warranted.
Subject Analysis
The appraisal notes the subject was in C2 or very good condition as a newer, well maintained home. The condition for the subject appears to be consistent with the rating provided and no physical obsolescence was noted. No MLS data was provided for the subject, however no discrepancies were noted between the public records provided and the original appraisal. Per Vendoraerial photos, no negative externalities were noted, as indicated in the appraisal however the subject backs to the golf course which is a positive influence for view with a significant impact on value.
Sale and Listing History Analysis
The list price provided by the MLS data for Comp 5 is $1,570,000 while the list price provided in the OA is $1,625,000. This variance could be attributed to a typical price reduction in the course of marketing and is not considered an indicator of risk. The remaining comparable sales data provided in the grid was consistent between the subject and MLS research provided. All 6 comps were verified by their MLS listing data. Comps 1-4 were also verified by the public records provided.
Appraisal Analysis and Deficiencies
No significant discrepancies were found in the review of this appraisal. The adjustments were reasonable and supported by market data.
The GLA adjustment of approximately $100 per SF is typical for the subject's quality and location. The appraisal is considered moderate risk with the value well supported but indicators of risk due to comps outside 1 mile in competing neighborhoods and a sale dated over 6 months prior. No eligibility issue was noted. An additional review is not recommended.
Market Sales Analysis
The supplemental comp selected was recent within 10 months and similar in age, lot size and GLA. This sale is supportive of the market value indicated in the appraisal.
Review Conclusion
No significant deficiencies were noted in the appraisal. Similar sales were relied upon. Supplemental sales support the value. The report is considered reliable.
Eligibility Issues and Recommendation
No issues were noted during review that triggered the Eligibility Alert activation. An additional review is not recommended.
																																			$1,500,000
300000339	$432,000	$540,000	$540,000	10/02/2014				None					$540,000	$0	0.00%		12/05/2014	None					None					None					Yes
Market Conditions:
Vendor report indicated increases of 17.5% for the year, 4.9% the past 6 months, 0.2% for the past quarter, and non-REO driven market which was consistent with the reported market conditions in the OA.
Subject Analysis:
Per the OA, the subject property was as 4 BR/2 bath, 1652sf ranch style home built in 1970 improved with a 2-car garage and an in-ground pool. The dwelling had been more recently remodeled with custom upgraded features. The subject site was located on water access. Per aerial photos, the property appeared to generally conform to the neighborhood in site and dwelling size.
Sale and Listing History Analysis:
Per county public records and the provided MLS data, the subject's prior sales and listing history were accurately reported in the
OA. The subject's listing was within 10% of the OA value. All comparables were verified through Zillow and county records.
Appraisal Analysis and Deficiencies:
The OA provided 3 closed sales and 2 listings located within 1 mile of the subject property. All comps were canal front home. Comp 5 was over 20% larger than the subject in GLA. Although the comps did not bracket the subject's site size, the comps were similar to the subject in many features bracketing the subject's age, GLA and bed/bath utility.
Market Sales Analysis:
Supplemental sales data provided 2 additional sales similar to the subject in water frontage, age and GLA which reasonably supported the
OA value.
Review Conclusion:
The OA sales were among the most proximate canal front similarly improved sales to the subject. Consideration was given to the additional sales and OA sales in reasonable support of the OA value.
Eligibility Issues and Recommendation:
There were no noted eligibility issues; no additional review is recommended. However, a moderate risk factor was assigned due to the lack of MLS verification for the comps.
																																			$540,000
300000338	$1,600,000	$2,000,000	$2,200,000	10/25/2014	$2,500,000	1004	10/25/2014	None					$2,200,000	$0	0.00%		12/11/2014	None					None					None					Yes
Market Conditions:
According to the Vednor Data the Market Direction was down. The OA comments for market conditions indicates "stable" and does appear to be reasonable based on the HDI. YrIYr index was down 5.5%, 6Mo/6Mo index was down 2.1%, and Qtr/Qtr index was down
0.6%. The REO Saturation index was 22.3% so subject market is borderline REO driven.
Subject Analysis:
The subject property appears to be a 3 story, single family home,  built in 2000, with  15/5/5.2 in 5,912 GLA, a 3 car garage, a swimming pool, on a 21,783 sf site on lakelgolf course. The subject property appears to be in C3/good condition and compares favorably with other single family properties in subject's market area. The subject's MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS GLA versus the OA GLA. The differences are likely due to the MLS data originated from the "PR" while the OA data was veriﬁed and/or measured  by the appraiser and considered a more reliable GLA source.
Sale and Listing History Analysis:
There were no MLS Sheets available for review.  Upon review of the MLS Grid and/or the PR, the transfer histories of the subject and
Comp 5 appear accurate in MLS Grid as listings and no PR to verify. Comp  1  history found in MLS Grid for $1,327,500 while PR/OA shows
$2,800,000. Comps 2-4 histories appear accurate in both MLS Grid and  in  PR to verify. Comp 6 history not found in either MLS or in PR to verify.
Appraisal Analysis and Deficiencie  .
The OA comps were reviewed and  bracketed for Price but not for GLA.  1  of the 6 comps appears to be a 5 bedroom home as is subject.
Comp 5 appears to have most similar GLA to subject and Comp 3 appears to be located closest to subject. Comp  1  suffers from proximity issues as it is over 1  mile from subject. Comp 2 suffers from timeliness issues as it has an older closing date. Comps 2-4 & 6 suffer from improved size/utility issues as they have much smaller GLAs compared to subject. Comps 4 & 6 suffer from excessive adjustment issues.
The OA appears to contain all the major report components including sketch, photos, and  maps for review. The comps had data veriﬁcation source issues.
Market Sales Analysis:
The supplemental comps were reviewed for support of the OA. Some of these comps do appear to support the OA and chosen for comparison to subject property. This comp is a little smaller home with deep water access.
Review Conclusion.
The supplemental comps were chosen due to their overall similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA and the supplemental  MLS data provided. The subject property does not have risk factors related to...The comps do not have risk factors related to timeliness issues, improved size/utility issues , excessive adjustment issues, and  proximity issues.
Eligibility Issues and Recommendation:
Eligibility issue — none noted. Additional  Review — is not recommended.
																																			$2,200,000
300008436	$643,000		$830,000	01/28/2015				None					$830,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
No, according to the Vendor Data  the Market Direction was up. The OA comments for market conditions indicates "stable" and does not appear to be reasonable based on the . Yr/Yr index was up 9.6%, 6Mo/6Mo index was up 4.1%, and Qtr/Qtr index was up
1.3%. The REO  index was 17.3% so subject market is not REO driven.
Is the subject property accurately and adequately described?
Yes, the subject property appears to be a 2 story, single family home, built in 2006, with 10/5/4.0 in 4,335 GLA, a 3 car garage, a swimming pool, on a 15,245 sf site on a retention lake. The subject property appears to be in C3/good condition and compares favorably with other single family properties in subject's  market area. The subject's current MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS GLA versus the OA GLA most likely due to choice of data sources. The differences likely due to the MLS GLA data originating from the "PR" while the OA data was measured and or verified by the appraiser. This considered a more reliable data source for the GLA.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No, and no MLS sheets were available for review. Upon review of the MLS Grid and/or the PR, the transfer history of the subject was not found in MLS Grid but found in PR to verify. Comps 1-4 histories appear accurate in both MLS Grid and in PR to verify. Comp 5 history found in MLS Grid for $899,000 while OA shows $849,000 and no PR to verify. Comp 6 history not found in either MLS Grid or in PR to verify.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the OA comps were reviewed and were bracketed for Price and for GLA. 3 of the 6 comps appears to be 5 bedroom homes as is subject. Comp 2 appears to have most similar GLA to subject and Comps 2 & 5 appear to be located closest to subject. The OA contains all the major report components including sketch, photos, and maps for review. The comps had data verification source issues. The market conditions were not accurate according to the .
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the supplemental comps were chosen due to their overall similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA and the supplemental MLS data provided.
Final appraisal analysis and deficiencies summary:
The supplemental comps were reviewed/selected for support of the OA. Some of these comps do appear to support the OA and were chosen for comparison to subject property. These comps are all located within 1 mile of subject. The subject property does have risk factors related to market conditions. The comps do have risk factors related to data verification source issues.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review not recommended.
																																			$830,000
300008435	$660,000	$825,000	$825,000	11/05/2014				None					$825,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was increasing, + 13.4% over the year, + 6.8% over the prior six months and + 3.0% over the prior quarter. The REO discount rate is 7.0% over the first quarter. The appraisal notes the subject's marketing times to be 0-90 days. All comps show DOM from 51, 31, 14, 8, 74, 0, 23 and
16 days. The REO saturation rate shows 8.3% over the last quarter in the zip code which shows the subject is not REO driven.
Is the subject property accurately and adequately described?
Yes. The subject is a 1 story, 5 bedroom, 3.1 bathroom, 2,867 sq ft, SFR built in 1989 with pool/spa, 4 fireplaces on a 23,598 sq ft lot size.
The subject is reported to be in C3 condition as of the effective date of the appraisal. No functional or external inadequacies are evident. No repairs were noted or required by the report or observed in the photos.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. Purpose of report was for a purchase. No MLS information was provided for comp 7. All other MLS and public record information is consistent with the OA. The prior sale for comp 4 was verified in the MLS. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. There are no deficiencies found and the appraisal appears to be reliable. All OA comps are proximate and similar in location, age,
GLA, design and appeal. These comps are good indicators of value.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Supplementary MLS research revealed 1 additional sale within the subject's neighborhood. Although slightly dated, this comp is proximate and similar in location, age, GLA, design and appeal. When adjusted for differences, this comp is equal in representation of the subject's market and is similar to the subject's original appraisal comps. The OA value conclusion is adequately supported as of the effective date. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good indicators of the subject's value.
Final appraisal analysis and deficiencies summary:
The review is based on comps provided in the OA and supplemental comps located within the subject's market area. The OA appears to adequately address most aspects of the appraisal. There are no more inconsistencies between MLS, public records and the OA. The OA is deemed reliable.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$825,000
300008433	$650,000		$1,305,000	12/15/2014				None					$1,200,000	-$105,000	-8.05%		03/18/2015	None				y	None					None					Yes
Are the market conditions accurately and adequately described?
Yes.  Per the appraisal,  property values are increasing within the subject's specific market area. Per Vendor Data, property values in the subject zip code increased 20.8% during the previous  12 months, 7.0% during the previous 6 months and  1.8% during the previous quarter.
Is the subject property accurately and adequately described?
Yes. The subject is a 27 year old SFR in average to good condition (1.5 remodeled baths) with 3 bedrooms/2.5 bathrooms,  1,661  SF of
GLA, 2—car garage and a 5,400 SF lot. No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Some. The subject was not veriﬁed through MLS or public records.  However, the appraisal was completed for a reﬁnance   and the subject
has not sold in the past 36 months per the appraisal. Comps  1  & 2 were verified through public records but not MLS. Comp 3 was veriﬁed through MLS and public records. Comps 4 & 5 were not veriﬁed through MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Some. The appraisal comps are similar in GLA, all are relatively similar in bed/bath count, one is similar in age, and all are similar in lot size.
However, four of the ﬁve comps are distant and  located  in a superior market area; making them less reliable indicators of value.  In addition, comp 3 is given an adjustment for its superior location but the other four comps are not; location adjustments needed.  No other deﬁci enci eswere noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
No.  The CMA sale range appears to support appraised value.  However, all of the supporting  CMA comps are  located  in the superior market area. The two supplemental CMA comps selected are located  in very close proximity in the subject's immediate market area. The first supplemental CMA comp selected  is inferior in GLA, similar in bed/bath count,  identical in lot size,  inferior in age  but with a  remodeled  kitchen  & bath and one  updated  bath  (based on supplemental online  research/photos),  and  inferior in  its  1—car garage. The second supplemental CMA comp is slightly superior in GLA, similar in bed/bath count, slightly superior in lot size,  inferior in age but similar in its "updated" kitchen but inferior in its lack of remodeled baths and inferior in its  1—car garage (per supplemental online research/photos). After both comps are appropriately adjusted and combined with the more appropriate adjusted appraisal comp 1
("remodeled" adjustment appears low), a value range of approximately $1,096,000 to $1,256,000 is considered reasonable.
Final appraisal analysis and deﬁci enci essummary:
The appraisal has some deﬁci enci esthat have resulted in a slightly lower reviewer value. These deﬁci enci esinclude the use of four comps located  in a superior neighborhood/market area, the lack of three location adjustments, and the lack of MLS verification of four comps.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
Four of the ﬁve appraisal comps are located  in a superior market area making them unreliable indicators of value. The two supplemental
CMA comps selected are located within the subject's immediate market area and support a slightly lower estimate of value for the subject.
Do you recommen‘ an additional  review to be conducted on this appraisal?
Additional  Review Alert:  No
																																			$1,305,000
300005562	$444,000	$555,000	$560,000	10/20/2014				None					$560,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Vendor report indicated increases of 7.3% for the year, 2.5% the past 6 months, 0.7% for the past quarter, which was consistent with page 1 of the URAR in the OA, but with the reported market conditions as reported on the 1004MC.  also indicated an REO driven market which was inconsistent with the 1004MC.
Subject Analysis
Per the OA, the subject property was a 4 BR/3.2 bath, 3837sf 2-story Contemporary style home built in 1993 improved with a 3-car garage and a screened pool and spa. Per aerial photos, the subject project was located on the beach and appeared to generally conform to the neighborhood in site and dwelling size.
Sale and Listing History Analysis
No MLS listing data was provided for the subject or sales. Per County public records and Zillow, the subject's prior sales and listing history were accurately reported in the OA. The subject's listing and contract price were within 10% of the OA value. All comparables were verified through Zillow and county records.
Appraisal Analysis and Deficiencies
The OA provided 3 closed sales and 2 listings. Sale 3 and listing 4 were located over 1 mile of the subject property. Sale 1 was dated over
6 months of the OA date. The comps did not bracket the subject site size, but were similar in design and condition bracketing the subject's age, GLA and bed/bath utility.
Market Sales Analysis
Supplemental sales data provided sales with a wide range in price with the OA sales at the high end of the value range. No additional sales were provided which were similar to the subject in age and GLA.
Review Conclusion
No additional comparable sales were provided in research sales data. Although there were deficiencies in the OA sales, the sales appeared to be among the best available in regards to proximity and overall similarities. The OA sales provided reasonable support for the OA value.
Eligibility Issues and Recommendation
There were no noted eligibility issues; no additional review is recommended. However, a moderate risk factor was assigned due to lack of
MLS verification for the subject and sales; use of dated sale 1; the distance of comps 3-4; and the lack of additional sales similar to the subject in age and GLA.
																																			$560,000
300008432	$464,000	$580,000	$580,000	12/30/2014				None					$580,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
No, according to the VendorRetro  the Market Direction was down. The OA comments for market conditions indicates
"increasing" and does not appear to be reasonable based on the . Yr/Yr index was down 7.4%, 6Mo/6Mo index was down 7.6%, and
Qtr/Qtr index was down 2.3%. The REO Saturation index was 23.8% so subject market is borderline REO driven.
Is the subject property accurately and adequately described?
Yes, the subject property appears to be a 1 story, single family home, built in 1995, with 9/5/3.1 in 3,026 GLA, a 3 car garage, on a 13,615 sf site on a retention lake. The subject property appears to be in C3/good condition and compares favorably with other single family properties in subject's Westport market area. The subject's current MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS GLA versus the OA GLA most likely due to choice of data sources. The differences likely due to the MLS GLA data originating from the "PR" while the OA data was measured and or verified by the appraiser. This considered a more reliable data source for the GLA.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No, there were no MLS sheets available for review. Upon review of the MLS Grid and/or the PR, the transfer history of the subject was not found in MLS Grid but found in PR to verify. Comps 1 & 6 histories appear accurate in MLS Grid but no PR to verify. Comps 2-4 histories appear accurate in MLS Grid as listings but no PR to verify. Comp 5 history found in MLS Grid for $617,500 while OA shows $600,000 and no PR to verify.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the OA comps were reviewed and were bracketed for Price and for GLA. 1 of the 6 comps appears to be a 5 bedroom home as is subject. Comp 6 appears to have most similar GLA to subject and Comp 2 appears to be located closest to subject. The OA contains all the major report components including sketch, photos, and maps for review. The comps had data verification source issues. The market conditions were not accurate according to the .
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, but no supplemental comps were chosen due to their lack of overall similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA only.
Final appraisal analysis and deficiencies summary:
No supplemental comps were reviewed/selected for support of the OA. These comps do not appear to support the OA and none were chosen for comparison to subject property. The subject property does have risk factors related to market conditions. The comps do have risk factors related to data verification source issues.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review not recommended.
																																			$580,000
300005561	$424,000	$530,000	$530,000	11/03/2014				None					$530,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased .4% during the past 90 days, 1.4% during the past 6 months and 3.4%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 8.9% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven. The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was 3
- 6 months.
Subject Analysis
The subject is a 19 year old single-family home located in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data could not be verified by the MLS and public records. Comps 1sales history could not be verified by the MLS and all comps could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 5 months. All sales comps are located 1.18 mile and 4.25 miles from the subject. The appraisal adjustments for GLA, view and garage differences are high. The gross adjustments are 29.6% or less.
Market Sales Analysis
No supplemental sales were selected as the provided sales have dissimilar GLA or are too dated or distant to be used.
Review Conclusion
The subject appears to be adequately described. The appraisal sales support a value of $530,000 and is within 10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$530,000
300005560	$1,031,250	$1,375,000	$1,385,000	09/30/2014				None					$1,385,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends decreased 1.2% during the past 90 days, 2.4% during the past 6 months and 4.6%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were increasing. Current saturation data indicates that 14.0% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was 3 - 6 months.
Subject Analysis
The subject is a 47 year old single-family home located in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data was verified by the MLS and could not be verified by public records. All comps' sales histories were verified by the
MLS and comps 1, 2, 3, 5, 7 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 5 months. All comps are located
.38 miles or less from the subject. The appraisal adjustments appeared to be adequate. The gross adjustments are 8.05% or less.
Market Sales Analysis
Sales R1, R2 and R3 have similar GLA, are located .58 miles or less and sold within 6 months of the inspection date. The supplemental sales are inferior to the appraisal sales in proximity and similar in GLA and timeliness.
Review Conclusion
The subject appears to be adequately described. The supplemental sales support a value of $1,300,000 and is within 10% of the subject's estimate of value, however the appraisal sales are closer to the subject and support a higher value of 1385,000.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$1,385,000
300000332	$850,000	$1,500,000	$1,405,000	10/17/2014				None					$1,405,000	$0	0.00%		12/05/2014	None					None					None					Yes
Market Conditions:
Research indicates the subject's county market trends increased  .3% during the past 90 days,  1.6% during the past 6 months and 5.2%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were increasing. Current saturation data indicates that 10.4% of the sales during the past 90 days have been  REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was 26 DOM; the appraisal indicated the marketing time was over 6 months.
Subject Analysis:
The subject is a  10 year old single-family home located  in a conforming neighborhood. The subject is described as being in C3 or good condition, with  no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted.
Sale and Listing History Analysis:
The subject sales data was veriﬁed  by the MLS and could  not be veriﬁed  by public records. Comps  1, 2, 3, 4, 6, 7 sales histories were veriﬁed  by the MLS and comps 2, 4, 5 sales histories were verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies:
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 6 months. All comps are located
1.9  miles or less from the subject. The appraisal adjustments for design,  construction  quality, sales date differences are high  and the condition adjustments for comp 2 is inconsistent. The gross adjustments are 32.5% or less.
Market Sales Analysis:
No supplemental sales were selected as the provided sales that were not already in  use in the appraisal were too dissimilar or distant to be used.
Review Conclusion:
The subject appears to be adequately described. The appraisal sales support a value of $1405,000 and is within  10% of the subject's estimate of value.
Eligibility Issues and Recommendation:
There are no eligibility issues as described above.  No field review is recommended.
																																			$1,405,000
300005559	$420,000		$525,000	10/31/2014				None					$525,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased .4% during the past 90 days, 1.2% during the past 6 months and 3.4%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 14.6% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was 3 - 6 months.
Subject Analysis
The subject is a 7 year old single-family home located in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data was verified by the MLS and could not be verified by public records. Comp 6 sales histories could not be verified by the MLS and comps 5 and 6 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condtiion. All comps sold during the past 5 months. All comps are located
1.28 miles or less from the subject. The appraisal adjustments for quality of construction and basement differences were high. The gross adjustments are 32.5% or less. Comps 2, 3, 4, 5, 6 have GLA in excess of 20% as compared to the subject's GLA.
Market Sales Analysis
Due to the difficulty in determining the interior construction quality of the provided sales, no supplemental sales were selected.
Review Conclusion
The subject appears to be adequately described. The appraisal sales support a value of $525,000 and is within 10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$525,000
300005558	$420,000	$605,000	$630,000	11/05/2014				None					$630,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased 0% during the past 90 days, .7% during the past 6 months and 3.5% during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were increasing. Current saturation data indicates that 14.3% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was 3 - 6 months.
Subject Analysis
The subject is a 25 year old single-family home located in a conforming neighborhood. The subject is described as being in C4 or average condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data was verified by the MLS and could not be verified by public records. Comps 2, 7, 8 sales histories could not be verified by the MLS and comps 1, 2, 5, 6, 7, 8 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C4 or average. All comps sold during the past 6 months. All comps are located 2.22 miles or less from the subject. The appraisal adjustments for GLA are low and high for basement, construction quality and condition differences. The gross adjustments are 37% or less. Comps 1, 4, 5, 7 have GLA significantly smaller than the subject.
Market Sales Analysis
Sales R1, R2 and R3 have similar GLA, are located .59 miles or less and sold within 6 months of the inspection date. The supplemental sales are similar to the appraisal sales in GLA and timeliness, and superior in proximity.
Review Conclusion
The subject appears to be adequately described. The supplemental sales support a value of $630,000 and is within 10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$630,000
300008429	$810,000	$1,080,000	$1,080,000	12/12/2014				None					$1,080,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The appraisal reports the market as stable as of the effective date. Based on the supplemental Vendor, the appraisal accurately reported the market conditions. The values for the subject county were at +9.9% for the year and at +3.9% at the six month period prior the effective date of appraisal.
Is the subject property accurately and adequately described?
The subject is a garden style condo with 1126 sf of living space containing 2 bedrooms and 2 baths. The subject is reported to be in average/good (C3) condition as of the effective date of appraisal. As reported in the appraisal, both kitchen and baths appear updated
(based on appraisal photos) timeframe is unknown. Based on aerial imagery and from what was reported in the appraisal, there appears to be no externalities that would positively or negatively affect the marketability of the subject. There were no functional inadequacies evident.
There was no mls or public records verification made available to the reviewer however the appraisal states that the subject was listed for sale on MLS, for $985,000 .
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There is no public records information showing that the subject sold for the three years prior the effective date of the appraisal and the appraisal confirms this. However, as mentioned earlier, the appraisal states that the subject was listed for sale on MLS, for
$985,000. Comparable sales 1,2,3 and 5 included in the report were verified by MLS. There was no verified mls information for sale 4 or listing 7 There was no public records information made available for comps 1,3,4,5,6 and 7. No additional sales were found for the appraisal comps for the previous 12 months leading up to the effective date of the report other than those noted in the appraisal.
Were the comparables adequately selected, analyzed and accurately presented?
All sales included in the appraisal are within a half mile of the subject, bracket the subject size, are similar in utility (2 bedrooms, 2 baths)
and all are reported to be in similar condition as the subject. All sales other than sale 4 sold within 6 months of the effective date of appraisal. Based on photos included in the appraisal report, all comparables appear to have similar curb appeal to the subject, are found in similar locations and appear to be competitive properties. It would appear that all comparables are adequate comparables to arrive at a fair market value for the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion of the appraisal under review appears to be reasonable and adequately supported by the sales included in the appraisal as of the effective date.
Final appraisal analysis and deficiencies summary:
Analytical and procedural processes appear to be fair and the sales selected appear to be valid and fair. The data supplied in the sales comparison grid appears to be accurate based on information provided and adjustments made appear to be warranted and within industry standards. Due to the lack of verification for sale 4 and listing 7, the reviewer has selected 'data/verification sources' as a risk however the report appears to be reliable.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. There were no significant deficiencies found in the appraisal report and the overall reliability of the report is good. Value of the appraisal appears to be supported.
																																			$1,080,000
300000331	$464,000	$580,000	$585,000	09/15/2014				None					$585,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
Vendor   report indicated  increases of 0.7% for the year, 2.3% the past 6 months, 0.3% for the past quarter which was consistent with the reported  market conditions in the OA.  Per  data the subject market is an  REO driven market which was inconsistent with the
1004MC REO data in the OA.
Subject Analysis:
Per the 0A, the subject property was as 5 BR/2.5 bath, 3313sf ranch style home built in  1985 improved with a 2-car garage and an in-ground pool. The dwelling had been more recently remodeled. The subject's reported GLA was inconsistent with county records, reported as 3190sf.  Per aerial photos, the property appeared to generally conform to the neighborhood  in site and dwelling size.
Sale and Listing History Analysis:
Per  County public records and the provided  listing/history data, the subject's prior sales and listing history were accurately reported  in the 0A. The subject's listing and contract price were within  10% of the OA value.  No MLS listing sheets were provided for the comparables. All comparables were veriﬁed  through Zillow and county records. The GLA for OA sale 2 of 3070sf was inconsistent with county records reported as 4367sf.
Appraisal Analysis and Deficiencies:
The OA provided 3 closed sales and 2 listings located within  1  mile of the subject property. The GLA for OA sale 2 was not consistent with
county records or additional sources (Zillow, Trulia,  Rea|tor.com). The GLA for OA sales 2-3 were over 20% larger than the subject. OA sale  1  was dated  10 months prior to the OA date.
Market Sales Analysis:
Supplemental sales data provided sales with a wide range in features and price from $193,000 to $700,000. Three additional recent sales were selected. One inferior in GLA and 2 were superior,  but all were within 20% of the subject's GLA. Two were inferior in site size, but all were similar in age. The additional sales would reasonably support the OA value with the appropriate adjustments.
Review Conclusion:
Although OA sale  1  was dated, the sale was most similar to the subject in overall and appeared to be a good indicator of value for the subject. Consideration was given to the additional sales and 0A sale 1  in support of the OA value.
Eligibility Issues and Recommendation:
There were no noted eligibility issues;  no additional review is recommended.  However, a moderate risk factor was assigned due to the discrepancies in GLA for the subject and 0A sale 2; the older sale date for OA sale 1; and the use of superior GLA sales 2-3.
																																			$585,000
300008428	$1,336,000	$1,670,000	$1,675,000	10/29/2014				None					$1,675,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
As of the effective date of the appraisal, the Appraiser indicates property values were stable, supply and demand was in balance and marketing time was 3-6 months. Retrospective  indicates a (+3.6%) change in values in the last 6 months and a (+8.3%)
change in the last year; the last quarter indicates a (1.6%) change or, effectively, stable values. REO activity in the area is 10.8%; the area is not REO driven.
Is the subject property accurately and adequately described?
The subject is in indicated to be in excellent/new condition (photos provided support the Inspector's condition rating and assertions). No major repair conditions are noted or observed. The report also indicates that the subject is located in a suburban area; this reporting and analysis is accurate. Negative externalities are not noted in the report or observed, including in the Aerial imagery provided (the subject's proximity to an expressway does not impact its marketability). No discrepancies between the evidence reviewed and the report were found.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No discrepancies between the research provided and the appraisal were found that comparables #1 and #2 were unable to be verified with the MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Significantly, comparable #1 required only 2 adjustments, comparable #2 has the most similar size lot (10,774 sf.), is the most similar size sale (3,311 sf.) and required the least gross adjustment (3.3%), comparable #3 required only 2 adjustments and comparable #4 is the most recent sale (8/14). Comparables #5 and #6 (listings) are reasonable alternatives; #4 is located in close proximity (.12 mi. away) and comparable #6 is nearly the same size as the subject (3,608 sf.). The adjustments are bracketed, in the correct categories, in the right direction and do not exceed typical guidelines. The Reviewer places most weight on comparables #2 and #5. As adjusted by the Appraiser, the sales offer a reasonable range of value, from $1,605,845 to $1,770,925. The Reviewer notes the following deficiencies exist:
comparables #1 and #2 were unable to be verified with the MLS and comparables #3, #4 and #5 are much larger than the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. The Reviewer did not select any additional sales, for comparison purposes, as they are either older (dated), more distant and/or physically less comparable than the ones provided in the analysis. More specifically,none are similar new construction or are as large as the subject.
Final appraisal analysis and deficiencies summary:
Deficiencies are noted including: comparables #1 and #2 were unable to be verified with the MLS and comparables #3,#4 and #5 are much larger than the subject. However, the overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$1,675,000
300005557	$450,000	$710,000	$710,000	09/29/2014				None					$710,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
As of the effective date of the appraisal,  made on  the Appraiser indicates property values were stable, supply and demand was
in  balance and  marketing time was 3-6  months.  Retrospective    indicates a  (+3.9%) change  in values in the  last 6  months and  a (+1.6%)
change in the last year; the last quarter indicates a (+0.5%) change or, effectively, stable values.  REO activity in the area is  13.3%; the area is not REO driven.
Subject Analysis
The subject is in indicated to be in average condition (photos provided support the Inspector's condition rating and assertions).  No major repair conditions are noted or observed.  Negative externalities are not noted in the report or observed,  including in the Aerial imagery provided.  No discrepancies between the evidence reviewed and the report were found.
Sale and Listing History Analysis
No discrepancies between the research provided and the appraisal were found with the exception that comparable #5 was unable to be veriﬁed with the MLS.
Appraisal Analysis and Deficiencies
Signiﬁ c ant |y, comparab|  es#1  and #3 are the most recent sales (7/14) and comparable #2 is located  in closest proximity (.99 mi. away).
Comparable #1  is most similar with respect to size (2,576 sf.), comparable #2 has the most similar size site (6156 sf.) and comparable #4 is the least adjusted comparable. The Reviewer places most weight on comparables #1  (when properly adjusted) and #4. The Peviewer notes the following deﬁci enci esexist: the condition adjustment made to comparable #1  appears erroneous, comparable #3 is much smaller than the subject (1,314 sf.), comparable #5 was unable to be veriﬁed with the MLS, finished basement adjustments are not bracketed and the and the resulting adjusted sales range of $640,240 to $724,455 is wide—over 10% ("other").  Note: the Reviewer was unable to extract a time or location adjustment from the data provided.
Market Sales Analysis
The Reviewer did not select any additional sales, for comparison purposes, as they are either older (dated),  more distant and/or physically less comparable than the ones provided in the analysis. Additionally, most of the sales of sales are missing GLA data.
Review conclusion
Deficiencies are noted including: the condition adjustment made to comparable #1  appears erroneous, comparable #3 is much smaller than the subject, comparable #5 was unable to be veriﬁed with the MLS, finished  basement adjustments are not bracketed and the resulting adjusted sales range of $640,240 to $724,455 is wide—over 10%.  However, the overall reliability of the report is adequate and the
Appraiser's opinion of value is reasonable.
Eligibility Issues and Recommendation
No Eligibility Issues are noted; an Additional  Review is not recommended.
																																			$710,000
300005556	$480,000	$600,000	$615,000	10/21/2014				None					$615,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
As of the effective date of the appraisal, made on 10/21/2014, the Appraiser indicates property values were stable, supply and demand was in balance and marketing time was 3-6 months. Retrospective  indicates a (+0.7%) change in values in the last 6 months and a (+1.6%)
change in the last year; the last quarter indicates a (+0.3%) change or, effectively, stable values. REO activity in the area is 6.3%; the area is not REO driven.
Subject Analysis
The subject is in indicated to be in average condition(photos provided support the Inspector's condition rating and assertions). No major repair conditions are noted or observed. Negative externalities are not noted in the report or observed, including in the Aerial imagery provided ( the subject's proximity to a parkway does not adversely impact its marketability). No discrepancies between the evidence reviewed and the report were found.
Sale and Listing History Analysis
No discrepancies between the research provided and the appraisal were found with the exception that comparables #2 and #5 were unable to be verified with the MLS.
Appraisal Analysis and Deficiencies
Significantly, all sales are very recent transactions, comparables #1-#3 and #5 are located in the subject's immediate neighborhood and comparables #1-#3 are nearly the same size as the subject and are near model matches. The adjustments are bracketed, in the correct categories, in the right direction and do not exceed typical guidelines. The Reviewer places most weight on comparables #1, #2 and #3. As adjusted by the Appraiser, the sales offer a reasonable range of value, from $605,460 to $673,420. The Reviewer notes the following deficiencies exist: comparables #2 and #5 were unable to be verified with the MLS.
Market Sales Analysis
A total of 30 MLS sales are provided; none have indicated GLA. As a result, the Reviewer has not selected any sales for comparison purposes. However, a number of sales appear to support the Appraiser's opinion of value.
Review Conclusion
Deficiencies are noted including: comparables #2 and #5 were unable to be verified with the MLS. The overall reliability of the report is strong and the Appraiser's opinion of value is well supported.
Eligibility Issues and Recommendation
No Eligibility Issues are noted; an Additional Review is not recommended.
																																			$615,000
300000330	$424,000	$530,000	$530,000	08/19/2014				None					$530,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
As of the effective date of the appraisal,  the Appraiser indicates property values were stable, supply and demand was
in  balance and  marketing time was  3-6  months.  Retrospective    indicates a  (+2.3%) change  in  values  in  the  last 6  months and  a  (+8.5%)
change in the last year; the last quarter indicates a (+0.6%) change or, effectively, stable values.  REO activity in the area is 20.6%; the area is  not REO driven.
Subject Analysis:
The subject is in indicated to be in very good condition (photos provided support the Inspector's condition rating and assertions).  No major repair conditions are noted or observed.  Negative externalities are not noted in the report or observed, including in the Aerial imagery provided.  No discrepancies between the evidence reviewed and the report were found.
Sale and Listing History Analysis:
No discrepancies between the research  provided and the appraisal were found with the exception that comparables #3 and #5 were  unable to be verified with the MLS.
Appraisal Analysis and Deficiencies:
Significantly, comparables #1 -3 and #5 have equal 3 bedroom utility as compared to the subject. Comparables #1  and #2 are located in the subject's complex. Comparable #1  is a near model match and #2 is a model match; comparables #1 -#5 are in equal condition as compared to the subject (C2). The adjustments are bracketed,  in the correct categories,  in the right direction and do not exceed typical guidelines. The
Reviewer places most weight on comparables #1  and #2. As adjusted by the Appraiser, the sales offer a reasonable range of value, from
$520k to $572,200. The Reviewer notes the following deﬁci enci esexist: comparables #3 and #5 were unable to be verified with the MLS and comparable #5 was inadequately adjusted.
Market Sales Analysis:
A total of 30 MLS sales were provided, including 1  utilized in the 0A. The Reviewer did not select any additional sales, for comparison purposes, as they are either older (dated),  more distant and/or physically less comparable than the ones provided in the analysis.
Additionally, a number of sales are missing GLA data to analyze.
Review Conclusion:
Deﬁ c i enci esare noted including: comparables #3 and #5 were unable to be verified with the MLS and comparable #5 was inadequately adjusted.  However, the overall reliability of the report is strong and the Reviewer concurs with the Appraiser's opinion of value The subject's price per Gross Living Area of $309.58 falls within range of the comparables.
Eligibility Issues and Recommendation:
No  Eligibility Issues are noted;  an Additional  Review is  not recommended.
																																			$530,000
300005555	$791,200	$989,000	$1,036,500	09/04/2014				None					$1,036,500	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Per appraisal report market conditions are considered stable which is consistent with the clearcapital  model which indicates that market conditions have slightly fluctuated from yr to yr at +5.6% . A six month change of +3.3% and a recent quarter change of +2.2% .
Reo saturation for the 2nd and 3rd period is 11.1% and 11.1% respectively. Reo discount for the 2nd and 3rd periods is 37.9% and 38.9%
respectively.
Subject Analysis
Per appraisal report the subject is a single family dwelling consisting of 9-rooms 5-bedroom, 3.1baths and . Amenities include a . There were no updates within the prior 15 years and no repairs needed at the time of inspection. There were no externalities present based on aerial imagery which would impact the subject's marketability.
Sale and Listing History Analysis
Listing history for the subject property could not be verified by MLS services . Listing history has been verified for all comparable sales.
Prior sale history for the subject property or comparables 3,.4 or 5could not be confirmed by public records. Prior sale history has been confirmed for comparable sale #1 and 2 .
Appraisal Analysis and Deficiencies
Appraisal is for a refinance transaction. There were no analytical or procedural discrepancies found in review of the appraisal report which would impact the overall reliability of the appraisal report. Comparable sale selection and adjustments made appear adequate .
Market Sales Analysis
Market sales have been reviewed and 1 additional sale has been included in support of the OA's value opinion. Supplemental sale is larger in GLA at 3396sq,ft and has a higher sale price than subject value.
Review Conclusion
In review there were no significant discrepancies present in review of the appraisal report which would impact the overall reliability of the report . Comparable sale selection and adjustments made are adequate. Opinion of market value is reasonably supported.
Eligibility Issues and Recommendation
Eligibility Issues: none Additional review: not recommended.
																																			$1,036,500
300005554	$504,000	$630,000	$645,000	09/25/2014				None					$645,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
According to Vendor, the general market trends in the subject's market area are as follows: +1.6% in the last 12 months, +0.7% in the last 6 months and +0.3% in the last quarter prior to the effective date of the appraisal. VendorREO saturation data indicates that
6.3% of sales in the subjects marketing area were REOs, indicating that the market was not REO driven.  REO Discount for the subject county is 38.4% which is above the national average of 27.6%. Vendor states 98 DOM for Non-REO and 35 DOM for REO which is above the national average of 49 & 46 days, respectively. Appraiser indicated that Property Values were stable, Marketing Times are 90-180 days and Supply/Demand is in balance.
Subject Analysis
Based upon aerial maps observed, the subject is located in a mostly residential mixed urban community. The subject is reportedly a 2032 square foot one family dwelling containing a 7 Rooms/4 Bedroom/2 Baths situated on a 4000 SF lot. Subject was reportedly built in 1945 and is in good market (C2) condition with no repairs required. The subject features a finished basement, fireplace, CAC and a deck.
Photos are supportive of condition rating in OA.
Sale and Listing History Analysis
The subject sold in the past 36 months as follows: $630,000 sold. Subject had been listed on the LIMLS for $689,000  Subject entered into contract for $630,000 and closed.
Appraisal Analysis and Deficiencies
The OA appears credible. Comps are relevant. No significant deficiencies noted. Value appears well supported assuming subject sensitive information in OA is true and accurate. All sales included in OA have been verified in both public records and MLS.
Market Sales Analysis
Two supplemental sales have been added from the list provided. Specific information was not included in list of sales. The reviewer researched a couple of supplemental sales and included the information herein. The supplemental sales included are not intended to support an alternate value, but rather, to offer additional support to the OA. Supplemental Sale #1 - 3 Bedrooms/2 Baths, 1650 SF, 4000 SF
Lot, 1-Car, Good Condition. Supplemental Sale #2 - 4 Bedrooms/3 Baths, 2100 SF, 4000 SF Lot, 1-Car, Average/Good Condition, 2nd
Kitchen (May not be legal).
Review Conclusion
Risk Score is Low Risk. No subject or comp indicators selected. All OA and Supplemental sales have been verified through the MLS/Public
Records. OA is credible and comps relevant. Supplemental Sales offer additional support. Value in OA appears supported.
Eligibility Issues and Recommendation
There are no Eligibility Alerts. Additional Review Alert is Not Recommended.
																																			$645,000
300000329	$756,000	$945,000	$945,000	09/25/2014				None					$945,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
As of the effective date of the appraisal, the Appraiser indicates property values were stable, supply and demand was
in  balance and  marketing time was over 6 months.  Retrospective   indicates a  (-0.5%) change in values  in the last 6  months and a
(-0.2%) change in the last year; the last quarter indicates a (-0.2%) change in or, effectively, stable values.  REO activity in the area is 6.6%;
the area is not REO driven.
Subject Analysis:
The subject is in indicated to be in good condition and to have been adequately maintained (photos provided support the Inspector's condition rating and assertions).  No major repair conditions are noted or observed.  Negative externalities are not noted  in the report or observed, including in the Aerial imagery provided.  No discrepancies between the evidence reviewed and the report were found.
Sale and Listing History Analysis:
No discrepancies between the research provided and the appraisal were found.
Appraisal Analysis and Deficiencies:
Signiﬁ c ant ly,comparable #1  is the most recent sale,  is the same age as the subject (10 years old) and required the least gross adjustment
(2.4%). Comparable #2 is nearly the same size as the subject (2,582 sf.) and comparable #5 is located  in closest proximity (.23 mi. away)
and has the same size lot as the subject (40,075 sf.); comparables #14 are in similar condition as compared to the subject (C2). The adjustments are bracketed,  in the correct categories,  in the right direction and do not exceed typical guidelines. The Reviewer places most weight on comparables #1  and #2. As adjusted by the Appraiser, the sales offer a reasonable range of value, from $914,350 to $985,879.
No analytical, procedural, or discrepancies found in review of the analysis.  Note: the Reviewer was unable to extract a location adjustment based on the data provided, so a Location deﬁci ency has not been indicated (with respect to the location of comparables #1~#4).
Market Sales Analysis:
The Reviewer did not select any additional sales, for comparison purposes, as they are either older (dated),  more distant and/or physically less comparable than the ones provided in the analysis. Additionally, most of the sales are not as large as the subject.
Review Conclusion.
No deﬁci enci esare noted. The overall reliability of the report is strong and the Reviewer concurs with the Appraiser's opinion of value. The subject's price per Gross Living Area of $374.85 falls within range of the comparables.
Eligibility Issues and Recommendation:
No Eligibility Issues are noted; an Additional  Review is not recommended.
																																			$945,000
300008426	$620,800	$776,000	$819,000	12/09/2014				None					$819,000	$0	0.00%		03/18/2015	None			y		None					None					Yes
Are the market conditions accurately and adequately described?
Based on a review of the 1004MC in the appraisal report, overall market conditions are not accurately described. The appraisal report indicates that property values in subject's market area were increasing as of the effective date. The 1004MC data does not confirm this conclusion. Based on information in the 1004MC, the Median Comparable sales price has remained stable over the prior 12 months. The prices for the prior 12 month periods (7-12 months, 4-6 months and 0-3 months) were $810,000, $772,500 and $842,500, respectively. This does not indicate an increasing trend. This is also the trend for the Median Listing Price; prices for periods 7-12 months,
4-6 months and 0-3 months were $799,000, $787,000 and $824,000, respectively. These prices also indicate a stable trend.
Is the subject property accurately and adequately described?
No, the subject property was not accurately and adequately described in the appraisal report. Per a review of subject's location via aerial maps provided by the Vendor, and research utilizing Google Maps, subject's complex is located adjacent to a  gas station, with a major traffic street beyond the gas station. This was not disclosed and analyzed to indicate any impact this may have on subject's value conclusion. The appraisal accurately and adequately indicates that as of the effective date of the appraisal, the subject is an attached, townhouse style residence built in 2005, within a development.  Subject consists of 3 bedrooms, 3.1 bath(s), and has approximately 1,720 sq. ft. of gross living area (GLA). Subject property was reported to have an overall quality rating of
Q3, and condition rating of C3 as of the effective date of the appraisal. These ratings appear appropriate based on a review of the property amenities and characteristics described, and photos in the appraisal report.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The prior sales/transfer histories of the subject and comparables 1, 2, 4 and 5 were accurately and adequately provided as appropriate in the appraisal. The sales history of comp 3 was not adequately described. Per a review of public records data via vendor data, comp 3 had a prior transfer for $535,000 which was undisclosed in the appraisal report.
Were the comparables adequately selected, analyzed and accurately presented?
All comps utilized in the appraisal were adequately selected, analyzed and accurately presented in the appraisal. The comparables are located within 1 mile(s) of the subject, with the closest comps located within subject's development. Sale dates of the closed sales in the appraisal report range between 04/2014 - 10/2014, with sales and listing prices ranging between $699,000 - $940,000. These comps are an accurate representation of properties deemed comparable to the subject in its market area, as they are in close proximity and bracket subject's property characteristics.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, subject's final value conclusion of $819,000 is reasonable and is adequately supported as of the effective date of the appraisal. Since subject's market does not appear to be appreciating, time adjustments are unwarranted for the sales comparables. After the time adjustments are subtracted, subject's final value conclusion is still supported by the comparable data. Supplemental MLS research revealed 1 additional, competitive sale which sold for $799,000. This comp supports subject's final value conclusion.
Final appraisal analysis and deficiencies summary:
Comparables used in the appraisal are within subject's immediate marketing area and appear to be good indicators of value for the subject.
Supplemental MLS data provided 1 additional, competitive sale within subject's market area which supports subject's final value conclusion.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
Reviewer agrees with subject's final value conclusion indicated in the appraisal report, as it is adequately supported by the data in the appraisal report.
Do you recommend an additional review to be conducted on this appraisal?
An additional review of this appraisal is not recommended.
																																			$819,000
300008425	$1,500,000		$2,175,000	11/17/2014				None					$2,175,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
As of the effective date of the appraisal the Appraiser indicates property values were stable, supply and demand was in balance and marketing time was 3-6 months. Retrospective  indicates a (+0.9%) change in values in the last 6 months and a (+4.2%)
change in the last year; the last quarter indicates a (+0.4%) change or, effectively, stable values. REO activity in the area is 4.9%; the area is not REO driven.
Is the subject property accurately and adequately described?
The subject is in indicated to be in very good condition (photos provided support the Inspector's condition rating and assertions). No major repair conditions are noted or observed. The report also indicates that the subject is located in an urban area; this reporting and analysis is accurate. Negative externalities are not noted in the report or observed, including in the Aerial imagery provided. The subject's city location offers many amenities which enhances its marketability. No discrepancies between the evidence reviewed and the report were found.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No discrepancies between the research provided and the appraisal were found with the exception that comparable #3 was unable to be verified with the MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Significantly, comparables #1, #2, #4 and #5 are located in the subject's building and comparables #1 ,#4 and #5 are model matches with the exception of floor differences. Comparables # 1 and #2 are the most recent sales (11/14) and comparables #1 and #5 are most similar with respect to floor location (7th and 5th floor, respectively); all comparables are in similar condition as compared to the subject (C2). The
Reviewer places most weight on comparables #1 and #5. The Reviewer notes the following deficiencies exist: comparable #3 was unable to be verified with the MLS, comparable #2 was inadequately adjusted and the resulting adjusted sales range of $1,751,000 to $2,240,000 is wide - over 10% (other).
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The overall reliability of the report is strong and the Appraiser's opinion of value is well supported. The Reviewer selected verifiable sales which, after adjustment for significant differences, support the Appraiser's opinion of value.
Final appraisal analysis and deficiencies summary:
Deficiencies are noted including: comparable #3 was unable to be verified with the MLS, comparable #2 was inadequately adjusted and the resulting adjusted sales range of $1,751,000 to $2,240,000 is wide-over 10%. However, the overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. The subject's price per Gross Living Area of $1,959.46 does not fall within range of the comparables.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$2,175,000
300000328	$496,000	$620,000	$620,000	07/28/2014				None					$620,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
Per appraisal report market conditions are considered stable which is consistent with the clearcapital    model which indicates that
market conditions have slightly ﬂuct uat ed from yr to yr at +2.6% . A six month change of +2.4% and a recent quarter change of +1 .3%.  Reo saturation for the 2nd and 3rd  period is 12.1% and  13.7% respectively.  Reo discount for the 2nd and 3rd periods is 16.0% and  16.1%
respectively.
Subject Analysis:
Per appraisal report the subject is a single family dwelling consisting of 8-rooms 4-bedroom and 2.1baths. Amenities include a Deck,  Patio,
ﬁr epl ace and  1Car garage.  Kitchen and baths have been updated within the past year and there were no repairs needed at the time of inspection. There were no externalities present based on aerial imagery which would impact the subject's marketability.
Sale and Listing History Analysis:
Listing history for comparable #6 could not be verified by MLS services .  Listing history has been veriﬁed  for the subject and all comparable sales.  Prior sale history for the subject property or comparables 1,4,5 and 6 could not be confirmed by public records.  Prior sale history has been confirmed for all other comparables .
Appraisal Analysis and Deficiencies:
Appraisal is for a purchase transaction.  Based on the aerial imagery would indicate that comparables 1,2 and 5 are also located within very close proximity to the Lake however it is unknown the location each unit in relation to the proximity to the lake. Appraiser suggests that the location adjustment may not be warranted  however view of the lake adjustment is warranted.  MLS history has not been conﬁr med  by
MLS services for comparable # 6 which is a significant discrepancy.
Market Sales Analysis:
Market sales have been reviewed and  1  additional sale has been included  in support of the OA's value opinion. Supplemental sales consists of 2182sq.ft of GLA
Review Conclusion:
In  review there were  no significant discrepancies  present in  review of the appraisal  report which would  impact the overall  reliability of the report .  MLS history has not been conﬁr med  by MLS services for comparable # 6 which is a significant discrepancy. Comparable sale selection and adjustments made are adequate. Opinion of market value is reasonably supported.
Eligibility Issues and Recommendation:
Eligibility Issues:  none Field  review:  not recommended.
																																			$620,000
300000327	$816,000		$2,775,000	10/01/2014				None					None					$2,775,000	$0	0.00%	Stateline Appraisal of NY	12/15/2014	None					None					Yes	Field review provided supports appraisal value.	$2,775,000
300008424	$1,200,000	$1,700,000	$1,500,000	10/07/2014				None					$1,500,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes,The OA reports that the market was stable as of the effective date. Based on Vendor, the market was on an incline 5.6%
over the past year. An incline of 2.1% over the past 6 months and an incline 0.8% over the prior quarter. VendorREO saturation data available for the subject property indicates that 10.0% of the sales over the last quarter in the subject's zip code were REOs, indicating the area is not REO driven.  report data is comparable to the market conditions described in OA.
Is the subject property accurately and adequately described?
Yes,The subject is a single family dwelling in a residential location. The subject was reported to be in good condition as of the effective date of the appraisal.No functional or external inadequacies are evident. Subject has a GLA of 2,865 SqFt with a total of 5 bedrooms and 2.1 baths. There were no adverse external influences affecting the subject property's value or marketability. It conforms well with the neighborhood. No functional or external inadequacies are evident. Subject has a patio and IG pool. No MLS transfer history found within the define time frame
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, there are no sale and listing history discrepancies or non-disclosures appear to be evident in OA. The subject was verified via MLS and public record. All sales were verified via MLS. All of the sales were verified via public record with the exception of sales 6 and 7.
Were the comparables adequately selected, analyzed and accurately presented?
Yes,there are no discrepancies or non-disclosures appear to be evident in OA. OA comps were the highest and best use in subjects neighborhood. Appraisal was done on a refinance assignment type.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes,the value conclusion of the appraisal under review reasonable and adequately supported.
Final appraisal analysis and deficiencies summary:
The OA comps had similar attributes and were located within neighborhood boundaries solidifying their reliability as market indicators.
Based on MLS research no representative sales were identified located within the subject's immediate neighborhood that would indicate a lower range of value.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No review recommended.
																																			$1,500,000
300000326	$524,000	$680,000	$655,000	09/17/2014				None					$655,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The market conditions in the subject market per the effective date of interior appraisal were stable with an average marketing time of 3-6
months. According to Vendorretro   report, the year over year report shows an increase of 8.7%, the 6 month report shows an increase of 2.3% and the quarterly report shows an incline of 0.3%.  REO saturation was 4.5% which was below the national average. The market was not considered  REO driven. The discrepancy between the Vendor report and the marketing conditions in the interior appraisal report can be due to appraiser narrowing down the subject marketing area to a smaller radius than just the immediate zip code.
Subject Analysis:
The subject property is a colonial style home built in  1960 that contains 2 bedrooms and 2 bathrooms with 956 sf of GLA. The subject property is noted to be in good condition.  No deferred  maintenance was noted per the interior appraisal report. The interior appraisal did not note any positive or negative externalities associated with the subject location which is congruent with aerial imagery of the subject.
Sale and Listing History Analysis:
MLS sheets are not provided for any of the comparables in the OA. Comps  1,2 AND 4-9 are still verified through MLS. Comp 3 lacks MLS sheet and MLS verification. Comps 3,478 and 9 are not verified through public records.
Appraisal Analysis and Deficiencies:
0A is completed for a purchase transaction. Comp 3 lacks MLS sheet and MLS verification which is a data/veriﬁcati on source risk
indicator. A risk indicator is noted for market conditions as the OA and Vendor   report have a discrepancy in  market conditions. A
timeliness risk indicator is noted for comp 1  and 4-6 having sold over 6 months prior to effective date of 0A. The comps used in the OA appear to be the best available. They are all in the same marketing area as the subject. They are similar in construction quality and condition to the subject, and the GLA of the subject is adequately bracketed.  Line, net and gross adjustments are within recommended guidelines.
Market Sales Analysis:
There is a substantial variance in sales prices of supplementary sales and the supplementary sales cannot be relied upon for comparison to the subject property. This is because the  majority of supplementary sales are lacking pertinent physical traits, primarily GLA.  MLS sheets are not provided for the supplementary sales.  Fortunately, the OA provides multiple good comparable sales so no supplementary sales are needed for additional support.
Review Conclusion:
The interior appraisal report is given high reliability with moderate risk indicators.  No support for alternate value is needed as value in interior appraisal report is reliable.  Risk indicators are noted for market conditions discrepancy and data/verification sources.  Risk indicators are noted for comp timeliness.
Eligibility Issues and Recommendation:
No eligibility issues with the 0A are noted. A ﬁel d review is not recommended.
																																			$655,000
300008422	$608,000	$760,000	$760,000	12/11/2014				None					$760,000	$0	0.00%		03/17/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The appraisal reports the market as stable as of the effective date. Based on the supplemental Vendor, the appraisal accurately reported the market conditions. The values for the subject county were at +8.4% for the year and at +2.4% at the six month period prior the effective date of appraisal.
Is the subject property accurately and adequately described?
The subject is a garden style condo, unit 2 and part of duplex dwelling. The unit is 2062 sf in size and has 3 bedrooms and 2 baths. The subject is reported to be in good condition (C2) as of the effective date due to its remodeled kitchen and baths reported in the appraisal.
Based on aerial imagery and from what was reported in the appraisal, there appears to be no externalities that would positively or negatively affect the marketability of the subject. There were no functional inadequacies evident. MLS information provided does not show the subject was listed or sold post the effective date of appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There is no public records information showing that the subject sold for the three years prior the effective date of the appraisal and the appraisal confirms this. All of the comparables included in the report were verified by MLS. There was no public records information made available for comps 1,2,4 and 5. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report other than those noted in the appraisal.
Were the comparables adequately selected, analyzed and accurately presented?
All sales included in the appraisal are within a half mile of the subject, bracket the subject size, are similar in utility and all are reported to be in similar condition as the subject. Although sale 1 is older than 6 months, the appraiser reasonably explained that it was chosen due to its similar location (same street, 0.05 miles away). It would appear that all comparables are adequate comparables to arrive at a fair market value for the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion of the appraisal under review appears to be reasonable and adequately supported by the sales included in the appraisal as of the effective date.
Final appraisal analysis and deficiencies summary:
Analytical and procedural processes appear to be fair and the sales selected appear to be valid and fair. The data supplied in the sales comparison grid appears to be accurate based on information provided and adjustments made appear to be warranted and within industry standards.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. There were no significant deficiencies found in the appraisal report and the overall reliability of the report is good. Value of the appraisal appears to be supported.
																																			$760,000
300000324	$712,000	$890,000	$900,000	08/26/2014				None					None					$900,000	$0	0.00%	EJR Appraisal Services	12/16/2014	None					None					Yes	Field review supports appraised value of $900,000.	$900,000
300000323	$771,508	$964,385	$990,000	09/25/2014				None					$990,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The 0A was an Agency  004 for a purchase and indicates that the market was stable at the effective date of appraisal.
Home Data indicates that property values have increased in the past year 4.2% and 2.0% in the last 6 months.
REO Saturation Data Index indicates that 4.8% of the sales in the subject's tract over the past 90 days have been  REO sales,  indicating that the market was not REO driven.
Subject Analysis:
As stated in the 0A the subject property was under construction 2 story detached Traditional Style quality home containing 3 bedroomsl4.2 baths/3 ﬁr epl aces/ iron  fence/outdoor kitchen/sprinkler system with 3 car garage attached.  Per 0A the subject property was under construction and was considered to be good quality of construction in new (C1) condition.  Final  Inspection was Required. Aerial view did indicate that the subject property backs residential pond/fountain, as cited in 0A.
Sale and Listing History Analysis:
Per OA and  MLS the subject property was not offered for sale in MLS in the past year.  MLS sales and  listing history was available to review appraiser through  (MLS).  No additional sales or listing history was found within the defined time frame for the subject property. OA sales A2, A3, A5 and listings A6 and A7 were veriﬁed  in MLS. OA sales A1  and A4 were not veriﬁed  in MLS. The subject, listings and 0A sales were not confirmed in  PR's.  No additional sales are found for the remaining comps for the previous  12 months leading up to the effective date of the appraisal other than those noted  in Appraisal.
Appraisal Analysis and Deficiencies:
OA sales A2, A3, A5 and listings A6 and A7 were veriﬁed  in MLS. The subject property was bracketed by size and age. OA sale A1  was considered the best value indicator due to proximity,  location, view, quality of construction, effective age (new), bath count, sprinkler and 3 car garage. OA sale A5 was also weighted due to recent sale date,  proximity,  location, 2 story design, effective age, half bath count and sprinkler. The following deficiencies were noted: OA sales A1  and A4 were not veriﬁed  in MLS.  Per 0A the subject property was under construction, since no 1004D (Final  Inspection Completion Report) was provided, the appraiser is making the extraordinary assumption that the subject property was completed construction, The Other Subject Risk Indicator was noted. OA sale A1  closed over six months prior to the subject's effective date of OA,  however due to increasing market values was not considered detrimental to market value approach.
Net and/or gross adjustments exceeded  Agency guidelines in OA sale A2,  Inadequate/Excessive Adjustments was noted.
Market Sales Analysis:
The supplemental sales are indicative of the wider range of comparable sales.  However, due to variances in amenities (effective age
(new)/GLAlqua|ity of constructionllot size) were not considered  reliable indicators of value. There are additional supplemental sales that are slightly more proximate to the subject property, however were considered inferior in GLA, effective age, quality of construction and were not considered  reliable indicators of value.  Note to reader:  Due to the prestigious luxury quality of the subject's marketing area the subject property was not considered an over-improvement or super adequacy for this marketing area.
Review Conclusion:
The OA comps appear to be reasonable comps for the subject's market area. OA sale A1  was considered the best value indicator due to proximity,  location, view, quality of construction, effective age (new), bath count, sprinkler and 3 car garage. OA sale A5 was also weighted due to recent sale date,  proximity, location, 2 story design, effective age, half bath count and sprinkler. OA sale A4 was verified in MLS, proximate,  recent, similar in location, 2 story design, condition, quality of construction, effective age (new),  half bath count, sprinkler and outdoor kitchen. The reviewer's estimated value is $990,000.  Note to Reader: An extraordinary assumption is made that appraisal under review contains credible factual  information for the subject property, all comparables, and any market data contained  in the review report.
Eligibility Issues and Recommendation:
No eligibility alerts are noted. A ﬁel dreview is not recommended  in this case.
																																			$990,000
300000322	$1,024,560	$1,284,775	$1,290,000	10/16/2014				None					$1,290,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
OA reports market was stable at time of report. Vendor reports market was increasing, +1.3% in past qtr, +3.9% in past 6 mths and +9.8% in past yr. REO saturation data indicates that 3.8% of the homes in subject's zip were REOs compared to 16.8% for the nation.
Subject Analysis:
Subject, at that time, was a not yet finished good quality 5BR tract SFR w/3844 sqft. on a usable 7609 sqft. lot in new condition with solar system and canyon views. No functional or external inadequacies reported. Subject went pending  $1,284,775 after 11 dom from builder.
Sale and Listing History Analysis:
MLS sales/listing history & public records given for comp 1, 2 & 4. MLS but no public records given for comp 3. No MLS or public records given for subject, comp 5-6. OA reports no prior transfers of subject in the 36 mths and reports no prior transfers of the comps in the 12 mths prior to OA's report date.
Appraisal Analysis and Deficiencies:
Aerial & location maps indicate no negative influences in subject's general market area and all comps appear to be from same general area but subject and most comps not geocoded. Data verification box checked for missing MLS. OA reported incorrect sale price on comp 2.
Per its deed, comp closed at $1,239,500. OA reported a low land value for subject at 19% and a high rebuild cost for subject in Cost
Approach. OA used an inadequate $50/sqft. for grid adjustments when $100/sqft. is more reasonable at this price level. OA made inadequate bath adjustment on comp 4 for this price level, failed to make age adjustment on comp 4 being older and having been lived in.
Market Sales Analysis:
1 additional supplemental comp from a competing tract nearby on superior cul-de-sac location. Comp is older, on smaller 6218 sqft. lot, is similar in size but has extra bath. Home has been lived in so is in inferior condition. Home lacks solar but has fully landscaped lot area.
Review Conclusion:
OA reports different market conditions than what Vendor reports. Data verification box checked for missing MLS. OA reported incorrect sale price(other), reported a low land value and a high rebuild cost for subject(other), used an inadequate price/sqft. for grid adjustments, made inadequate bath adjustment, failed to make age adjustment(other). Based on data given and market conditions, value appears generally supported by supplemental and all OA comps.
Eligibility Issues and Recommendation:
OA indicates a moderate overall risk factor, no eligibility issues and no additional review recommended.
																																			$1,290,000
300005551	$720,000	$900,000	$900,000	10/22/2014				None					$900,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was mostly stable, + 2.2% over the year, — 2.3% over the prior six months and — 1.8% over the prior quarter. The REO discount rate is  12.1% over the
ﬁr st quarter. The appraisal notes the subject's marketing times to be 0-90 days. All comps show DOM from 40, 6, 35, 7, 36, 4,  11  and 33 days. The REO saturation rate shows 7.4% over the last quarter in the zip code which shows the subject is not REO driven.
Subject Analysis
The subject is a 2 story, 4 bedroom, 3 bathroom, 2,787 sq ft, SFR built in 2002 with solar, pool/spa and city skyline view. The subject is reported to be in C3 condition as of the effective date of the appraisal.  No functional or external inadequacies are evident.  No repairs were noted or required  by the report or observed in the photos.
Sale and Listing History Analysis
Purpose of report was for a purchase.  No MLS information was provided for comp 3, comp 4 and comp 6. All other MLS and public record information is consistent with the OA.  No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.
Appraisal Analysis and Deficiencie
There are no deficiencies found and the appraisal appears to be reliable. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good  indicators of value.
Market Sales Analysis
The OA uses the best available comps in the subject's market area. Supplementary MLS research revealed  no additional relevant sales within the subject's immediate neighborhood. All 0A comps are proximate and similar in location, age, design and appeal. These comps are good  indicators of the subject's value
Review Conclusion
The review is based on comps provided  in the 0A which are located within the subject's market area. The OA appears to adequately address all aspects of the appraisal. There are no inconsistencies between MLS,  public records and the 0A. The 0A is deemed reliable.
Eligibility Issues and Recommendation
No eligibility issues noted. An additional review is not recommended.
																																			$900,000
300005550	$972,000	$1,215,000	$1,215,000	11/10/2014				None					$1,215,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was stable, +
3.8% over the year, + 0.2% over the prior six months and + 0.0% over the prior quarter. The REO discount rate is 12.1% over the first quarter. The appraisal notes the subject's marketing times to be 0-90 days. All comps show DOM from 4, 82, 23, 5, 118, 76 and 135 days.
The REO saturation rate shows 11% over the last quarter in the county which shows the subject is not REO driven.
Subject Analysis
The subject is a 2 story, 4 bedroom, 3 bathroom, 3,232 sq ft, SFR built in 1999. The subject is reported to be in C2 condition as of the effective date of the appraisal. The subject backs to an arterial street. No repairs were noted or required by the report or observed in the photos.
Sale and Listing History Analysis
Purpose of report was for a purchase. All MLS and public record information is consistent with the OA. The subject's prior sale was verified in the MLS. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.
Appraisal Analysis and Deficiencies
There are no deficiencies found and the appraisal appears to be reliable. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good indicators of value.
Market Sales Analysis
The OA uses the best available comps in the subject's market area. Supplementary MLS research revealed no additional relevant sales within the subject's immediate neighborhood. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good indicators of the subject's value.
Review Conclusion
The review is based on comps provided in the OA from within the subject's market area. The OA appears to adequately address all aspects of the appraisal. There are no inconsistencies between MLS, public records and the OA. The OA is deemed reliable.
Eligibility Issues and Recommendation
No eligibility issues noted. An additional review is not recommended.
																																			$1,215,000
300005549	$875,000	$1,160,000	$1,160,000	10/29/2014				None					$1,160,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
The original appraisal indicates stable property values in subject's market area. Vendor data indicates a decrease in property values of 1.1% over the past 12 months, a decrease of 1.7% over the past 6 months and a decrease of 0.5% over the past quarter. REO saturation rate of 16.9% is considered to exhibit a moderate adverse overall effect on subject's market. OA correctly reports market data, no risk indicator noted.
Subject Analysis
OA indicates subject location as suburban and aerial imagery verifies typical suburban market characteristics. The subject property is a
4049 sf, contemporary style dwelling located in, CT. OA indicates subject dwelling was constructed in 1988 and exhibits an effective age of 5-10 years. Employment, shopping and services are considered to be within a reasonable distance. No functional or external obsolescence noted in OA and verified through aerial imagery. OA does not indicate deferred maintenance or repair items.
Amenities and features indicated include two fireplaces, central air conditioning, finished basement area, wood deck and three car garage.
Subject's GLA, age and style are considered to be typical for the market area. No risk indicator noted for the subject property.
Sale and Listing History Analysis
MLS records verify sales data for the comparable properties utilized in the analysis. Public records do not verify sales data for the comparable properties utilized in the analysis. No prior transfers noted for the subject or comparable sales utilized and verified through MLS and public records. Subject property was listed for sale at $1,195,000 with a DOM 0f 80 days. Subject is noted under contract for sale on
$1,160,000. A sales concession of $5,000 is indicated with the purchase agreement.
Appraisal Analysis and Deficiencies
Comparable sales utilized in OA are considered to be reliable indicators of value due to similar overall utility, location and market appeal.
Market adjustments utilized for difference in bath count, GLA and list price/sale price ratio are considered to be within typical market parameters. Subject's age is bracketed; however GLA and site size are not bracketed. Comparable properties 2, 3, 4 and 5 exhibit locations in excess of a one mile radius from the subject property; not considered adverse due to sparsely populated market area. All comparable sales exhibit transfer dates within 6 months of the date of analysis. Market adjustments for difference in age are considered appropriate with comparable properties 3 and 5; however not utilized in the analysis. Revised market adjustments are not considered to exhibit a significant overall effect on the range of adjusted sale price or estimated market value. Overall, comparable properties utilized in
OA are considered to represent viable purchase alternatives to the subject property.
Market Sales Analysis
Due to insufficient supplemental comparable GLA data, additional supporting comparable sales data could not be provided for the analysis.
Review Conclusion
Market adjustments utilized to reflect difference between subject and comparable properties for difference in features and characteristics are considered supported within subject's value range. Exception noted with noted inappropriate and/or insufficient market adjustments.
Revised market adjustments are not considered to affect the range of adjusted sale price or estimated market value established in OA.
Overall, the range of value developed in the analysis reasonably supports subject's estimated value.
Eligibility Issues and Recommendation
No eligibility issues are noted. A field review is not recommended.
																																			$1,160,000
300000319	$572,720	$715,900	$716,500	09/26/2014				None					None					$716,500	$0	0.00%	Ann Marie Lincoln	12/15/2014	None					None					Yes	Field review supports appraised value of $716,500.	$716,500
300005548	$465,000	$620,000	$620,000	11/19/2014				None					$620,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Both the appraisal's DOM and market direction are inconsistent with  data. The appraisal stated that the subject's market has an average 3-6 months DOM, which is inconsistent to the  data of 49 DOM. The  data indicates the subject's market direction increased 5.0% during the prior 12 months and increased 3.3% during the prior 6 months. Also, the  data indicates the subject's market direction increased 1.2% during the last quarter which is inconsistent with the appraisal which stated the market was stable and balanced during the last quarter. The appraisal stated that the REO activity was a factor in the subject's market, but the  also states that the subject's market was not REO driven at 7.7%.
Subject Analysis
The subject is a one story, 4th floor condo, located in  PA. The subject was built in 1974 and is in good condition. No repairs are noted. There was no MLS data provided to determine whether any discrepancies exist between the
MLS data and the original appraisal. The aerial photos show that the subject complex is located adjacent to.  This may enhance the marketability and/or the value of the subject property.
Sale and Listing History Analysis
There has been no MLS data provided to determine whether the subject had been listed or sold on the open market during the prior 36 months. The appraisal states that the subject was not sold or transferred during the prior 3 years. The appraisal also states that the subject was originally listed for sale for $725,000, which was reduced on $650,000, and was placed under contract  for
$620,000. Although no MLS sales data was provided to review, the information that was provided shows that the sales and listing data for
AVS2, AVS4, AVL5, and AVL6 were reviewed and confirmed by the MLS sales and listing data. The sales data for AVS1 could not be confirmed due to the lack of MLS sales data. (however Trulia.com confirms this sale.) The sales data for AVS3 could not be confirmed by the MLS sales data which states that the property sold on 8/29/14 for $637,550 while the appraisal states that it sold on 8/14/14 for
$673,550. The sales data for AVS4 was confirmed by the Public Record Transfer History, but the sales and listing data for AVS1, AVS2,
AVS3, AVL5, and AVL6 could not be confirmed by Public Record Transfer History as there were no sales or listing data to analyze. No apparent discrepancies could be found between the MLS sales data and the appraisal as there was no MLS data to analyze.
Appraisal Analysis and Deficiencies
The appraisal report contains relevant and proximate comparable sales, however there were discrepancies found in the appraisal, which are as follows: Both the appraisal's DOM and market direction are inconsistent with  data, which indicates a 5.0% increase during the prior year and a 3.3% increase during the prior 6 months. However, this is not considered to be a risk factor as the subject's market was increasing. AVS1 could not be confirmed due to the lack of MLS sales data. (however Trulia.com confirms this sale). Also, AVS2 and AVS4 are over 7 months old and are dated sales. However the subject's market direction was increasing, which lessens this risk. These discrepancies, along with the lack of adequate view and inconsistent floor location adjustments, have eroded the reliability of the appraisal somewhat. However, the appraisal's concluded value of $620,000 appears to be a reasonable opinion of value for the subject as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
Market Sales Analysis
There are insufficient supplemental sales available for analysis, as they are either already utilized by the appraiser, or are too dissimilar to the subject, too dissimilar in style, too far from the subject, or too dated to use for analysis. However, based on a review of the appraisal's sales comps, the reviewer's value is $620,000 for the subject property as of the date of the appraisal.
Review Conclusion
The appraisal, dated 11/19/14, relied on sales comps that are relevant and proximate. However there were discrepancies found with both the appraisal's DOM and market direction (increasing market-not a risk factor), with AVS1's non-confirmed status (but confirmed on
Trulia.com), and with AVS2 and AVS4's dated sales. (increasing market-lessens risk). These discrepancies, along with the lack of adequate view and inconsistent floor location adjustments, have eroded the reliability of the appraisal somewhat. There are insufficient supplemental sales available for analysis, however, based on a review of the appraisal's sales comps, the reviewer's value is $620,000 for the subject property as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
Eligibility Issues and Recommendation
There were no apparent eligibility issues discovered. No additional review is recommended.
																																			$620,000
300008421	$532,000	$700,000	$665,000	11/28/2014				None					$665,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions are only partially accurately and adequately described. The appraisal's DOM is consistent with  data but the appraisal's market direction is inconsistent with  data. The appraisal stated that the subject's market has an average of under 3 months
DOM, which is consistent to the  data of 52 DOM. The  data indicates the subject's market direction increased 7.6% during the prior
12 months and increased 3.2% during the prior 6 months. Also, the  data indicates the subject's market direction increased 1.0% during the last quarter which is inconsistent with the appraisal which stated the market was stable and balanced during the last quarter. The appraisal stated that the REO activity was a factor in the subject's market, but the  states that the subject's market was not REO driven at 4.8%.
Is the subject property accurately and adequately described?
There was no MLS data provided to determine whether any discrepancies exist between the MLS data and the original appraisal.
According to the appraisal, the subject is a bi-level condo, built in 1965, and is in good condition. No repairs are noted. The reviewer concurs with the subject's good condition with no repairs needed. There are no positive or negative externalities that may impact the marketability and/or the value of the subject property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Although no MLS sales data was provided to review, the information that was provided shows that the subject was listed for sale, but was not sold on the open market during the prior 36 months. The subject was listed for sale for $735,000. The appraiser confirms the MLS listing data for the subject property. The appraisal also states that the subject was not sold or transferred during the prior 3 years and states that the subject was placed under contract for $720,000. The sales and listing data for AVS1, AVS3, and AVL5 were reviewed and confirmed by the MLS sales and listing data. The sales and listing data for AVS2 and AVL4 could not be confirmed due to the lack of MLS sales and listing data. The sales data for AVS2 and AVS3 were confirmed by the Public Record Transfer History, but the sales and listing data for AVS1, AVL4, and AVL5 could not be confirmed by Public Record Transfer History as there were no sales or listing data to analyze. No apparent discrepancies could be found between the MLS sales data and the appraisal as there was no MLS data to analyze.
Were the comparables adequately selected, analyzed and accurately presented?
Overall, the comparables were adequately selected, however there were discrepancies found in the appraisal, which are as follows: The appraisal's market direction is inconsistent with  data, which indicates a 7.6% increase during the prior year. However, this is not considered to be a risk factor as the subject's market was increasing. Also, AVS2 and AVL4 could not be confirmed due to the lack of MLS sales and listing data. (However AVS2 was confirmed on Redfin.com/Realtor.com shows AVL4 sold for $579.000.) These discrepancies, along with the lack of style, floor level, and style adjustments, and use of non-market based basement adjustments, have eroded the reliability of the appraisal somewhat. However, the appraisal's concluded value of $665,000 appears to be a reasonable opinion of value for the subject as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The appraisal's concluded value under review appears reasonable and adequately supported by the comps presented as of the effective date of the appraisal. The supplemental market research revealed the following comp sale, which is considered to be representative of the subject's competitive market. MLS#N/A -  (2bed/2ba, 1,440sf)SP $692,000. SC1 sold on
$692,000. This property is located in close proximity to the subject. It has the same utility but lacks an additional half bath.
However, it is slightly larger in size and has a finished basement. It also has superior curb appeal. Overall, a downward adjustment is warranted.
Final appraisal analysis and deficiencies summary:
The appraisal, dated 11/28/14, relied on sales comps that are recent, relevant, and proximate. However there were discrepancies found with the appraisal's market direction (increasing-not a risk factor), and with AVS2 and AVL4's non-confirmed status (however AVS2 confirmed by Redfin.com, and AVL4 shows sold on Realtor.com). These discrepancies, along with the lack of style, floor level, and style adjustments, and use of non-market based basement adjustments, have eroded the reliability of the appraisal somewhat. However, the appraisal's concluded value of $665,000 appears to be a reasonable opinion of value for the subject as of the date of the appraisal. The supplemental sale, when adjusted, supports the appraisal's concluded value for the subject property. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.

If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No - Appraisal value appears to be reasonably supported by comparables presented for review.
																																			$665,000
300008420	$528,000	$660,000	$660,000	11/18/2014				None					$660,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was declining as of the effective date of the appraisal. This is somewhat inconsistent with the Vendor Data Index which indicates the subject's Blockgroup had increased 0.0% over the prior quarter, increased 0.7% in the prior 6 months and increased 2.4% over the prior year but appears to be consistent with the 1004MC market data provided in the OA and thus is not regarded as a deficiency.
Is the subject property accurately and adequately described?
Yes, the subject is described as a conforming updated single family residence located in a suburban area. The subject is located in
AZ which is comprised of average to good quality tract and custom built homes of various degrees of age, condition, updating and design. Amenities include, tile & wood floors, solid surface countertops, ceiling fans, upgraded appliances, fireplace, plantation shutters, pool. It is in good (UAD rated C3) condition with no repairs needed. Regarding functional and external obsolescence, there appears to be conflicting data regarding this. On page 1 of the report in the improvement section it is stated that no external or functional obsolescence is noted. However the cost approach reflects some kind of functional obsolescence in its calculations and in the addendum there are comments stating the subject has some external obsolescence due to current market conditions. This comment is provided to assist the client in underwriting decisions and is not regarded as a deficiency by the reviewer. Per the OA the subject had been marketed for sale within the previous 12 months and was under contract for $670,000 as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, per the OA the subject had sold/transferred in the previous 3 years and the comparable sales had not sold/transferred in the previous
12 months of the effective date of value. Sales prices for comparable sales/listings 1 - 6 were verified through the local MLS. Sales prices for comparable sales 1 - 5 were verified and comp 6 was not verified through Public Records. Sales price for the subject was not verified through the local MLS. As the subject is currently a pending sale and not yet closed its sales price would not yet be verifiable by MLS.
Sales price and date of sale for the subject's previous sale was verified through the MLS and Public Records data provided. It is noted the subject was updated after purchase on 01/24/2013.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar quality and located in areas similar to that of the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported. However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all sales/listings utilized in the OA as they appear to bracket the subject in quality, condition, GLA, price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
No deficiencies were noted and the OA appears to be reliable and the subject's value supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review is not recommended.
																																			$660,000
300000318	$528,750	$705,000	$715,000	10/04/2014				None					None					$715,000	$0	0.00%	Eric Daly	12/12/2014	None					None					Yes	Field review supports appraised value of $715,000.	$715,000
300008419	$679,920	$849,900	$850,000	11/21/2014				None					$850,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the appraisal report indicates the subject's market is stable. Current market research indicates the subject's neighborhood market values are slightly increasing.  Index indicates .7% increase over the past quarter, 2.4% increase over the past six months, and a 7.1% increase over the past year for the subject's neighborhood. REO saturation is at approximately 7% for the subject's zip which indicates it is not REO driven. Exposure time is estimated at 0-90 days.
Is the subject property accurately and adequately described?
Yes. The subject is located in  state of CA. The area consists of well maintained 1 to 2 story dwellings that for the most part have effective ages less than actual ages. The subject is described as a two story SFR in good overall condition with
10/5/4 room count 3,754sf, three car garage on a 27,443sf site built in 2001. The subject is located within a PUD on a cul de sac in a typical subdivision density neighborhood. The report indicates the subject is in good condition and features tile flooring, granite countertops, custom blinds and paint, built in the recreation room, and a wood deck. The subject offers a view of the area at the rear. The immediate area is comprised of average to good quality homes with premiums paid for view amenity, site utility, and high end quality improvements.
The neighborhood yields all major consumer services, including, shopping, restaurants, schools, etc.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. Subject has not transferred within the last 36 months. No previous sales within the last 12 months for the comparables.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. Comps 1 - 3 and 5 are recently closed sales located within .50 miles from the subject. Comp 1 - 3 are competitive in age, GLA and condition. Comps 7 - 9 were included as active offerings and are competitive in age, GLA, and appeal and provided additional value support.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After reconciliation of the supplied comparables, a value estimate of $850k +/- is considered reasonable as of 11/21/14. Comps 1 - 3 and 5 are recent, proximate, and appear to be reasonably similar to the subject. Supplemental comparables were researched and were considered in conjunction with the original comparables in determining the value estimate. R1 - R2 are recently closed sales located within
.85 miles from the subject and are competitive in GLA and design and provide additional value support.
Final appraisal analysis and deficiencies summary:
Comp 4 is a dated sale with a 4/14 closing. Comp 5 is 25%+ larger in GLA. However, amenity differences have been adjusted properly and are deemed customary for the area. Net/gross adjustments are within the standard 15%/25% guidelines.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review recommended.
																																			$850,000
300005545	$724,000		$970,000	11/08/2014				None					$970,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
The original appraisal reports that the market stable as of the effective date. Based on Vendor, the market was increasing +1.0%
over the last quarter and +2.2% over the six months and +3.9% over the prior year
Subject Analysis
The subject is a SFR 1.5story home reported to have 4 bedrooms, 3 bath, 1,789 sf and appears to in average condition, in which is located in residential area as of the effective date of the appraisal. The subject was verified through MLS are confirm though public records. No functional or external inadequacies are evident.
Sale and Listing History Analysis
All sales were not verified through MLS or through confirm public records. Comp 3 is inferior in location.One additional sales were found leading up to the effective date of the report other than those noted in the appraisal.
Appraisal Analysis and Deficiencies
Aerial imagery reveals that the subject is a located interior lot. No adverse influence to the subject property. All comparables are in the market area and close in proximity to the subject and appears to have the same external influence as the subject.
Market Sales Analysis
All comparables from the OA are similar in design and style and close in proximity to the subject and consider being good indicator of value. Supplementary MLS research provided revealed one additional alternate sales within the subject's market area. The comps, due to location and similar design as the subject is a good representative of the subject's competitive market .
Review Conclusion
Based on the on the OA reported and one additional comparables sales that are similar in GLA, age, lot size utility and close to proximity.
The subject conforms well to the immediate neighborhood. There is no external or functional adverse influence that effect the subject property, therefore a similar value conclusion was derived.
Eligibility Issues and Recommendation
No eligibility issue was noted. No field review is recommended.
																																			$970,000
300008417	$682,000		$1,050,000	01/08/2015				None					$1,050,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. Vendor indicates values in the subject's zip code have increased 2.5% over the prior 6 months, 5.9% over the prior 12 months preceding the OA effective date. The OA indicates stable values. VendorREO data indicates the market was not REO driven as of the effective date: 4.2% saturation in the subject's zip code over the prior 6 months.
Is the subject property accurately and adequately described?
Yes. The subject is a 103 year old 2-story semi-detached Colonial located in an urban neighborhood. The subject was noted as being in
C3/Good condition as of the OA effective date. (Condition confirmed per OA interior photos). No negative external factors noted. (City streets, non-residential property and Metro-rail tracks are considered typical). The OA was completed for a refinance transaction. (MLS data & public records are unavailable).
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. The OA notes no transfers for the subject in the prior 36 months. (MLS data & Public records are unavailable for the subject). The OA sales data was verified by MLS and/or public record data, with no significant discrepancies found.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. The following analytical deficiencies were found: comp 3 exceeds 25% GLA variance from the subject. However, overall the selected comps are proximate & generally similar to the subject in quality/appeal, age & condition, most are similar in GLA. Adjustments for variances in GLA and features appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Analysis of the selected comps and adjustments indicate the final OA value is adequately supported. The following supplemental sale was selected: SP $1,065,000 . The selected additional sale appears generally similar to the subject in quality/appeal, age & GLA. After adjustments for the subject's superior GLA (+$40k) and inferior BR/BA count (-$25k), the additional sale indicates the OA value is reasonable.
Final appraisal analysis and deficiencies summary:
The origination appraisal value is considered reliable overall. The deficiencies noted for GLA variances appear to have no significant impact on the final value. Additional sales selected indicate the OA value is reasonable. The final OA value is considered to be adequately supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. The final OA value appears to be adequately supported.
																																			$1,050,000
300008415	$465,000	$645,000	$645,000	01/09/2015				None					$645,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
As of the effective date of the appraisal the Appraiser indicates property values were stable, supply and demand was in balance and marketing time was 3-6 months. Retrospective  indicates a (-2.4%) change in values in the last 6 months and a (-4.1%)
change in the last year; the last quarter indicates a (-1.2%) change or, effectively, stable values. REO activity in the area is 8.9%; the area is not REO driven.
Is the subject property accurately and adequately described?
The subject is in indicated to be in average condition (photos provided support the Inspector's condition rating and assertions). No major repair conditions are noted or observed, however, a functional issue is noted and a cost-to cure of $5k is provided. The report also indicates that the subject is located in an urban area; this reporting and analysis is accurate. Negative externalities are noted in the report;
the subject backs to train tracks and its marketability could be adversely impacted depending on prevailing market conditions. No discrepancies between the evidence reviewed and the report were found.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No discrepancies between the research provided and the appraisal were found with the exception that comparables #1 and #2 were unable to be verified with the MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Significantly, all comparables have equal 2 family utility as compared to the subject. Comparables #1-#5 are located in the subject's immediate neighborhood (comparable #5 is located on the subject's street) and are the same or nearly the same size. Comparable #1 is the most recent sale (11/17/14) and is similarly affected by obsolescence; comparables #2-#6 are in similar condition as compared to the subject (average). The Reviewer places most weight on comparables #1 and #5. The Reviewer notes the following deficiencies exist:
comparables #1 and #2 were unable to be verified with the MLS, one area of adjustment is not bracketed, some of the adjustments made are inaccurate and the resulting adjusted sales range of $624k to $705k is wide-over 10% (other).
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. A total of 30 MLS sales are provided; none have indicated GBA. As a result, the Reviewer has not selected any sales for comparison purposes. However, a number of sales appear appear to support the Appraiser's opinion of value.
Final appraisal analysis and deficiencies summary:
Deficiencies are noted including: comparables #1 and #2 were unable to be verified with the MLS, one area of adjustment is not bracketed, some of the adjustments made are inaccurate and the resulting adjusted sales range of $624k to $705k is wide-over 10%. However, the overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable. All value indicators support the Appraiser's opinion of value.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$645,000
300008414	$843,750	$1,125,000	$1,125,000	10/13/2014				None					$1,125,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions are accurately and adequately described. Both the appraisal's DOM and market direction are consistent with data. The appraisal stated that the subject's market has an average of under 3 months DOM, which is consistent to the  data of 45
DOM. The  data indicates the subject's market direction increased 4.5% during the prior 12 months and increased 1.9% during the prior
6 months. Also, the  data indicates the subject's market direction increased 0.6% during the last quarter which is consistent with the appraisal which stated the market was stable and balanced during the last quarter. The appraisal stated that the REO activity was a factor in the subject's market, but the  states that the subject's market was not REO driven at 7.5%.
Is the subject property accurately and adequately described?
There was no MLS data provided to determine whether any discrepancies exist between the MLS data and the original appraisal.
According to the appraisal, the subject is a four story, wood frame with brick and stucco, single family, attached townhouse, located in  PA. The subject was built in 2005 and is in good condition. No repairs are noted. The reviewer concurs with the subject's good condition with no repairs needed. There are no positive or negative externalities that may impact the marketability and/or the value of the subject property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There has been no MLS data provided to determine whether the subject had been listed or sold on the open market during the prior 36 months. The appraisal states that the subject was sold once during the prior 3 years for $1,070,000. This sale of the subject property was confirmed by the Public Record Transfer History. The appraisal also states that the subject was listed for sale on  for
$1,175,000 and was placed under contract on for $1,125,000. Although no MLS sales data was provided to review, the information that was provided shows that the sales data for AVS1, AVS2, and AVS3 were reviewed and confirmed by the MLS sales data and the
Public Record Transfer History. The listing data for AVL4 and AVL5 could not be confirmed due to the lack of MLS listing data or timely listing data and the lack of Public Record Transfer History data. No apparent discrepancies could be found between the MLS sales data and the appraisal as there was no MLS data to analyze.
Were the comparables adequately selected, analyzed and accurately presented?
Overall, the comparables were adequately selected, however there were discrepancies found in the appraisal, which are as follows: AVL4 and AVL5 could not be confirmed due to the lack of MLS listing data or timely listing data. This discrepancy, along with the lack of bed count and style adjustments, and use of inadequate basement finish adjustments, have eroded the reliability of the appraisal somewhat.
However, the appraisal's concluded value of $1,125,000 appears to be a reasonable opinion of value for the subject as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The appraisal's concluded value under review appears reasonable and adequately supported by the comps presented as of the effective date of the appraisal. There are insufficient supplemental sales available for analysis, as they are either already utilized by the appraiser, or are too dissimilar to the subject, too dissimilar in style, too far from the subject, or too dated to use for analysis. However, based on a review of the appraisal's sales comps, the reviewer's value is $1,125,000 for the subject property as of the date of the appraisal.
Final appraisal analysis and deficiencies summary:
The appraisal,  relied on sales comps that are recent, relevant, and proximate. However there were discrepancies found with AVL4 and AVL5's non-confirmed status. This discrepancy, along with the lack of bed count and style adjustments, and use of inadequate basement finish adjustments, have eroded the reliability of the appraisal somewhat. There are insufficient supplemental sales available for analysis, however, based on a review of the appraisal's sales comps, the reviewer's value is $1,125,000 for the subject property as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No - Appraisal value appears to be reasonably supported by comparables presented for review.
																																			$1,125,000
300008413	$825,000	$1,100,000	$1,100,000	12/10/2014				None					$1,100,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was stable as of the effective date of the appraisal. This is consistent with the VendorHome Data Index which indicates the subject's Blockgroup had increased 0.1% over the prior quarter, increased 0.5% in the prior 6 months and increased 1.7% over the prior year and the 1004MC market data provided in the OA.
Is the subject property accurately and adequately described?
Yes, the subject is described as a conforming custom built single family residence located in a suburban area. The subject is located in
 AZ which is comprised of average to good quality tract and custom built homes of various degrees of age, condition, updating and design. Amenities include, tile floors, granite countertops, plantation shutters, upgraded appliances, fireplace, elevated view site, pool and spa. It is in good (UAD rated C3) condition with no repairs needed. No functional or external inadequacies were noted at the time of inspection. Per the OA the subject had been marketed for sale within the previous 12 months and was under contract for $1,100,000 as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, per the OA the subject had not sold/transferred in the previous 3 years and the comparable sales had not sold/transferred in the previous 12 months of the effective date of value. Sales prices for comparable sales/listings 1 - 6 were verified through the local MLS.
Sales prices for comparable sales 1 - 4 were verified and comps 5 & 6 were not verified through Public Records. Sales price for the subject was not verified through the local MLS. As the subject is currently a pending sale and not yet closed its sales price would not yet be verifiable by MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar quality, condition and located in areas similar to that of the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported. However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all sales/listings utilized in the OA as they appear to bracket the subject in quality, condition, GLA, price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
Deficiencies (comparable sale 1 exceeds typical adjustment guidelines) were noted and the OA appears to be reliable and the subject's value supported. It should be noted that comparable sales 1 & 2 exceed typical distance guidelines, however per supplemental and market data provided this does not appear to be atypical when appraising this type of property (custom home on acre plus view site) in this area and is not considered to be a deficiency. Due to the composition of properties in the subject's immediate area comparable sales are selected based on a number of factors including, GLA, condition, amenities, conditions of sale, time of sale, similar location, "Arm's Length", thus not all sales in the subject's immediate or in areas of the comparable sales/listings utilized in the OA are necessarily "comparable"
sales and suitable for utilization in this report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review is not recommended.
																																			$1,100,000
300008412	$452,500		$638,000	01/24/2015				None					$638,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was stable as of the effective date of the appraisal (01/24/2015). This is consistent with the  Index which indicates the subject's Blockgroup had decreased 0.7% over the prior quarter, decreased 1.5% in the prior 6 months and increased 0.5% over the prior year and the 1004MC market data provided in the OA.
Is the subject property accurately and adequately described?
Yes, the subject is described as a conforming custom built single family residence located in a suburban area. The subject is located in
AZ which per aerial photos appears to be comprised of homes of various degrees of age and design. Amenities include, tile floors, granite countertops, ceiling fans, upgraded appliances, fireplace, covered balcony, tongue & groove wood ceilings, golf view site. It is in very good (UAD rated C) condition with no repairs needed. No functional or external inadequacies were noted at the time of inspection.
Per the OA the subject had not been marketed for sale within the previous 12 months as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, per the OA the subject had not sold/transferred in the previous 3 years and the comparable sales had not sold/transferred in the previous 12 months of the effective date of value. Sales prices for comparable sales/listings 1, 2, 3, 4 & 6 were verified through the local
MLS, comp 5 was not verified through the local MLS. Sales prices for comparable sales 2 & 6 were verified and comps 1, 3, 4 & 5 were not verified through Public Records. Sales price for the subject was not verified through the local MLS. It should be noted that this appraisal was for a refinance transaction and was stated in the OA the subject had not been listed for sale as of the effective date of the appraisal, thus there would not be MLS verification for the subject.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar quality, condition and located in areas similar to that of the subject (with the exception of comp 2 which was deemed inferior in condition and comp 5 which was deemed superior in quality and comp 6 which was deemed inferior in quality).
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported. However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all sales/listings utilized in the OA as they appear to bracket the subject in quality, condition, GLA, price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
Deficiencies (comparable sales 2 & 6 exceed typical adjustment guidelines, comparable sale 3 is over 6 months old, comparable sales 2, 3
& 6 exceed typical distance guidelines, no MLS verification of comparable sale 5) were noted and the OA appears to be reliable and the subject's value supported. Due to the composition of properties in the subject's immediate area comparable sales are selected based on a number of factors including, GLA, condition, amenities, conditions of sale, time of sale, similar location, views, "Arm's Length", thus not all sales in the subject's immediate or in areas of the comparable sales/listings utilized in the OA are necessarily "comparable" sales and suitable for utilization in this report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review is not recommended.
																																			$638,000
300008410	$1,250,750	$1,786,786	$1,800,000	11/28/2014				None					$1,800,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes the market conditions appear to be accurately described. A summary of these conditions is as follows:  Index indicated the subject's blockgroup had increased 7.6 % over the past 6 months and increased 16.5% over the previous year.
REO Saturation data indicated that 14.1% of the sales over the last quarter, in the subject's tract, were REOs, indicating the area was not
REO driven. The OA stated that property values were stable, demand/supply was in balance, and that the marketing time was under 3 months.
Is the subject property accurately and adequately described?
Yes, the subject improvements appear to be adequately described. The following is a summary of the improvement description. Per OA, the subject was reported as an SFR in a suburban neighborhood. It was also reported to be a 2 level styled structure that was built in 2014.
The OA reports the property in "new (C1) " condition. There were no negative externalities or deficiencies affecting the subject in the report or the aerial maps herein. SP backs to a greenbelt area. In the subject market area, typically finished basements are included in the GLA.
The actual GLA, therefore, is 4947 square feet. This is the GLA used for the selection of supplemental comps.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes the prior sale history of the subject and the comparables has been verified. A summary of our findings are as follows: The subject was verified with MLS. All comps were verified with the MLS, with the exception of Comps 4 and 5, which were not confirmed with MLS. All remaining comps were verified with the MLS and public records, with the exception of Comps 7, 8, and 9 and 6, which were not confirmed with public records.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparables were adequately selected and supportive of the value conclusion. The OA was performed for a purchase transaction.
The description of the subject appears to be accurate. Comparables provided in the OA were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the OA. The gross and net percentage indicators are within the secondary market guidelines.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the value conclusion is judged reasonable and supported by the comparables used in this report. Comparables in the OA were the most similar in age, GLA, and proximity. OA comps appeared relevant and reliable. 2 additional properties were selected that were also relevant to the subject property. The OA comps are judged the best value indicators and supportive of the value conclusion.
Final appraisal analysis and deficiencies summary:
Yes, the comparables chosen in the OA appeared appropriate, proximate and relevant. Additional properties were selected that were relevant to the subject property. Indicated value in the OA is supported by the OA comps and supplemental data. The OA comps are judged the best value indicators and supportive of the value conclusion.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
Not Applicable
Do you recommend an additional review to be conducted on this appraisal?
No additional Review recommended.
																																			$1,800,000
300005540	$2,000,000	$2,689,990	$2,700,000	09/29/2014	$2,900,000	1004	09/30/2014	None					$2,700,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
As of the effective date of the appraisal,  the Appraiser indicates property values were stable, supply and demand was in  balance and  marketing time was  3-6  months.  Retrospective    indicates a  (-0.9%) change  in  values  in the  last 6  months and  a  (+4.9%) change in the last year; the last quarter indicates a (-0.2%) change or, effectively, stable values.  REO activity in the area is 4.0%; the area is  not REO driven.
Subject Analysis
The subject is in indicated to be in good condition (photos provided support the Inspector's condition rating and assertions).  No major repair conditions are noted or observed Negative externalities are not noted in the report or observed,  including  in the Aerial imagery provided. The subject's NY location offers many amenities which enhances its marketability.  No discrepancies between the evidence reviewed and the report were found.
Sale and Listing History Analysis
No discrepancies between the research  provided and the appraisal were found with the exception that comparables #4 and #5 were  unable to be verified with the MLS.
Appraisal Analysis and Deficiencies
Significantly, comparables #1, #2 and #‘s 4 and 5 have equal 3 bedroom utility as compared to the subject.  Comparable #1  is the most recent (9/14) and similar size sale(1368 sf.),  is located one floor higher than the subject (12th) in a competitive building and is the same age as the subject (2 years old); comparables #4 and #5 are pending sales located in the subject's building that are model matches, except for ﬂoor location. The adjustments are bracketed,  in the correct categories,  in the right direction and do not exceed typical guidelines The Reviewer places most weight on comparables #1, #4 and #5. As adjusted  by the Appraiser, the sales offer a reasonable range of value, from $2,600,000 to $2,891,200. The Reviewer notes the following deficiencies comparables #4 and #5 were unable to be verified with the MLS.
Market Sales Analysis
A total of 30 MLS sales are provided; none have indicated GLA. As a result, the Reviewer has not selected any sales for comparison purposes.
Review Conclusion
Deﬁ c i enci esare noted including: comparables #4 and #5 were unable to be verified with the MLS. the overall reliability of the report is adequate and the Appraiser's opinion of value is reasonable.
Eligibility Issues and Recommendation
No  Eligibility Issues are noted;  an Additional  Review is  not recommended.
																																			$2,700,000
300005539	$512,000	$640,000	$640,000	10/01/2014				None					$640,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased .4% during the past 90 days, 1.4% during the past 6 months and 3.4%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 8.9% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven. The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was over 6 months.
Subject Analysis
The subject is a 15 year old attached townhome located in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data could not be verified by the MLS and public records. All comps' sales histories could not be verified by public records and only comp 1 could be verified by the MLS. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 3 months. All comps are located
5.5 miles or less from the subject. The appraisal adjustments for view were high. The gross adjustments are 13.4% or less.
Market Sales Analysis
No supplemental sales were selected as the provided sales appeared to be too dated or distant to be used.
Review Conclusion
The subject appears to be adequately described. The appraisal sales support a value of $640,000 and is within 10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$640,000
300005538	$604,000	$755,000	$780,000	10/07/2014				None					$780,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Vendor indicates values in the subject's blockgroup were stable overall as of the effective date: declined 1% over the prior 6 months, increased 3.3% over the prior year. The OA indicates stable values as of the effective date. VendorREO data indicates the market was not REO driven as of the effective date: 4.8% saturation in the subject's tract over the prior 6 months.
Subject Analysis
The subject is a 9 year old 2-story detached Colonial located in a rural/suburban neighborhood. The subject was noted as being in C2/Like
New condition as of the OA effective date. (Condition confirmed per OA interior photos). No negative external influences noted. The OA was completed for a purchase transaction, which was pending as of the OA effective date. (See Sale & Listing History Analysis). Public records were not provided.
Sale and Listing History Analysis
The OA notes no transfers for the subject in the prior 36 months. (Public records are unavailable for the subject). The subject was listed/pending as of the effective date per OA & MLS data: LP $771,440,  CP $755k,. The OA sales data was verified by MLS and/or public record data, with no significant discrepancies found.
Appraisal Analysis and Deficiencies
The following deficiencies were found in review of the appraisal: the comps cover a wide range in unadjusted sale price ("Other" risk factor noted); the GLA adjustments appear inadequate considering the price point and price per SF. However, the comps are reasonably proximate (rural/suburban area), and generally similar to the subject in design/appeal & age, most are similar in GLA. The remaining adjustments for variances in acreage and features appear reasonable. The final value appears to be adequately supported. (Revised GLA adjustments would have limited impact on the final value).
Market Sales Analysis
Supplemental MLS research revealed several additional sales. However, most of them have missing or considerably inferior GLA data. The following additional sale appears reasonably similar: . (SP $699k, ). The additional sale appears reasonably similar to the subject in acreage, age & GLA. With adjustments for the subject's superior GLA (+$84k), the additional sale indicates the OA value is reasonable.
Review Conclusion
The origination appraisal value is considered reliable overall. The deficiencies noted appear to have no significant impact on the final value.
The sale data noted in the OA appears to be accurate overall. Additional sales selected indicate the OA value is reasonable. The final OA value is considered to be adequately supported.
Eligibility Issues and Recommendation
No eligibility issues observed. No additional review is recommended.
																																			$780,000
300005537	$498,150	$664,200	$665,000	10/10/2014				None					$665,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
According to the Vendor Data  the Market Direction was down. The OA comments for market conditions indicates "increasing"
and does not appear to be reasonable based on the . Yr/Yr index was down 5.0%, 6Mo/6Mo index was down 2.2%, and Qtr/Qtr index was down 0.7%. The REO Saturation index was 22.0% so subject market is borderline REO driven.
Subject Analysis
The subject property appears to be a 2 story, single family home, under construction, with 9/4/3.1 in 3,246 GLA, a 3 car garage, on a
10,833 sf site on a preserve. When completed, the subject property should be in C1/excellent condition and compares favorably with other new single family properties in subject's market area.. The subject's MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS GLA versus the OA GLA. The differences are likely due to the MLS data originated from the "PR" while the OA data was verified and/or measured by the appraiser and considered a more reliable GLA source.
Sale and Listing History Analysis
There were no MLS Sheets available for review. Upon review of the MLS Grid and/or the PR, the transfer histories of the subject and
Comp 5 were not found in either MLS Grid or PR to verify. Comps 1-3 histories appear accurate in both MLS Grid and in PR to verify.
Comp 4 history appears accurate in MLS Grid as a listing and no PR to verify.
Appraisal Analysis and Deficiencies
The OA comps were reviewed and bracketed for Price and for GLA. 2 of the 5 comps appear to be 4 bedroom home as is subject. Comp 1 appears to have most similar GLA to subject and also appears to be located closest to subject. Comp 2 suffers from proximity issues as it is over 1 mile from subject. Comp 3 suffers from timeliness issues as it has an older closing date. The OA appears to contain all the major report components including sketch, photos, and maps for review. The comps had data verification source issues. The market conditions were not accurate according to the .
Market Sales Analysis
The supplemental comps were reviewed for support of the OA. These comps do not appear to support the OA and none chosen for comparison to subject property. These comps were generally older ages and/or located further from subject.
Review Conclusion
No supplemental comps were chosen due to their overall lack of similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA. The subject property does have risk factors related to related to market conditions.
The comps do not have risk factors related to data verification source issues, timeliness issues, and proximity issues.
Eligibility Issues and Recommendation
Eligibility issue - none noted. Additional Review - is not recommended.
																																			$665,000
300000316	$626,712	$783,391	$788,000	09/10/2014				None					$788,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
The market is increasing according to the appraisal. The market increased 3.0% over the prior six months and 7.2% over the last year per
Vendor .
Subject Analysis:
The subject is a new construction two story with good appeal for the neighborhood. The subject is reported in good condition as of the effective date of the appraisal, subject to completion.  No external inadequacies are evident (proximity to highway, open space and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase.
Sale and Listing History Analysis:
The subject was not verifiable in  MLS.  No public records were found for the subject.  MLS research did not reveal any prior listings or sales over the previous 36 months leading up to the effective date of the report. Comps 1-3, 5 & 6 were veriﬁed  in MLS.  Comp 4 was not veriﬁable in MLS.  No additional sales were found for the report comps for the previous  12 months leading up to the effective date of the report other than those noted in the appraisal. The comps were not verifiable in  public records.
Appraisal Analysis and Deficiencies:
The appraisal comps are competing style homes in the subject's area, although comp 3 is noted to vary significantly in GLA. Comps 3 & 4 are dated sales but the market has increased. Adjustments for date of sale are excessive per Vendor  data.  Comps 1-3 & 5 warrant adjustments for inferior age/condition/appeal as they are not new construction like the subject. Adjustments for GLA appear unreasonably conservative. The other adjustments to the data are reasonable. After revision of the adjustments value would still be reasonably supported within the adjusted selling/listing price range of the data.
Market Sales Analysis:
Most of the supplemental sales are older homes and  none are located in the subject's subdivision.  None of the provided sales have been selected accordingly. The research indicates that the appraisal comps were among the best available.
Review Conclusion:
The appraisal comps are relevant and appear to have been among the best available.  Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value is adequately supported within a reasonable range.
Eligibility Issues and Recommendation:
Eligibility issues:  None.  Recommendation:  No additional review recommended.
																																			$788,000
300000315	$504,000	$630,222	$635,000	09/11/2014				None					$635,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
Vendor   indicates values in the subject's tract were stable/slightly declining as of the effective date: declined  .5% over the prior 6 months,  1.1% over the prior year. The OA indicates stable values as of the effective date. Vendor REO data indicates the market was not REO driven as of the effective date: 6.2% saturation in the subject's zip code over the prior 6 months.
Subject Analysis:
The subject is a New 2-story detached SFR located in a suburban neighborhood. The subject was noted as being in C1/New condition as of the OA effective date. (Condition conﬁr med  per OA interior photos. The subject appears approximately 60% complete. The OA value was provided subject to completion. Condition risk factor selected).  No negative external influences noted.  (The subject is within  1  mile of water, which may positively impact marketability). The 0A was completed for a purchase transaction, which was pending as of the effective date. (See Sale & Listing  History Analysis).  MLS data is unavailable for the subject.
Sale and Listing History Analysis:
The OA notes 1  transfer for the subject in the prior 36 months, which was conﬁr med  by public records: $125k  (vacant land).
MLS data is unavailable for the subject. The OA sale data noted for comps 1, 2, 3 & 4 was veriﬁed  by MLS and/or public record data.
Comps 5, 6 & 7 were listing comps conﬁr med  by MLS data, public records are unavailable.
Appraisal Analysis and Deficiencies:
No significant analytical deﬁci enci eswere found  in  review of the appraisal. The comps are generally similar to the subject in quality/appeal, age & GLA. Adjustments for variances in GLA & features appear reasonable. The final value appears to be adequately supported.
Market Sales Analysis:
Supplemental MLS research revealed the following additional sale:  (SP $649k, SD 3/4/14). The additional comp appears generally similar to the subject in bedroom/bath count, age & GLA. With adjustments for variances, the additional comp indicates the OA value is reasonable.
Review Conclusion:
The origination appraisal value is considered reliable overall, with no significant deficiencies noted. The sale data noted  in the OA appears to be accurate overall. Additional sales selected indicate the OA value is reasonable. The final OA value is considered to be adequately supported.  Noted: MLS data is unavailable for the subject.
Eligibility Issues and Recommendation:
No eligibility issues observed.  No additional  review is recommended.
																																			$635,000
300005536	$465,000	$789,000	$850,000	08/07/2014				None					$850,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
The OA reports that the market was stable as of the effective date. Based on Vendor, the market was on an incline 5.5% over the past 6 months and an incline 2.6% over the prior quarter. VendorREO saturation data available for the subject property indicates that
6.4% of the sales over the last quarter in the subject's zip code were REOs, indicating the area is not REO driven.  report data is comparable to the market conditions described in OA.
Subject Analysis
The subject is a single family cooperative dwelling in an urban location. The subject was reported to be in good condition as of the effective date of the appraisal.No functional or external inadequacies are evident. Subject has a GLA of 800 SqFt with a total of 1 bedrooms and 1 bath. There were no adverse external influences affecting the subject property's value or marketability. It conforms well with the neighborhood. No functional or external inadequacies are evident. MLS transfer history indicates that the subject was listed on for $749,000 and was sold from the market on for  $789,000.
Sale and Listing History Analysis
No sale and listing history discrepancies or non-disclosures appear to be evident in OA. The subject was verified via MLS but not public record. All sales were verified via MLS with the exception of sales 2 and 5. All of the sales were verified via public record with the exception of sales 5.
Appraisal Analysis and Deficiencies
No discrepancies or non-disclosures appear to be evident in OA. OA comps were the highest and best use in subjects neighborhood.
Appraisal was done on a purchase assignment type.
Market Sales Analysis
Based on MLS supplemental research, one additional sale was identified within the subject's immediate neighborhood. Supplemental sales include a comparable with a recent sales history and similar GLA. Reviewer value is supportive of OA value.
Review Conclusion
The OA comps had similar attributes and were located within neighborhood boundaries solidifying their reliability as market indicators.
Based on MLS research no representative sales were identified located within the subject's immediate neighborhood that would indicate a lower range of value.
Eligibility Issues and Recommendation
Eligibility Alert: No eligibility issue noted. Recommendation: No field review necessary.
																																			$850,000
300000312	$898,000		$1,140,000	08/26/2014				None					$1,070,000	-$70,000	-6.14%		12/09/2014	None					None					None					Yes
Market Conditions:
According to Vendor, the general market trends in the subject's market area are as follows: +8.4% in the last 12 months,  +3.8% in the last 6 months and +1 .3% in the last quarter prior to the effective date of the appraisal. VendorREO saturation data indicates that
9.6% of sales in the subjects marketing area were REOs,  indicating that the market was not REO driven.    REO Discount for the subject
county is 28.4%. Vendor states 68 DOM for Non-REO and 63 DOM for REO. OA ﬁndi ngs vary slightly as OA states stable values with a 30-90 day marketing time.
Subject Analysis:
Based upon aerial maps observed, the subject is located in a mixed urban community. There appear to be no negative external factors that would adversely affect the subject's value or marketability. The subject,  built in 2005,  is reportedly a  1,632 square foot condo apartment located on the top two floors of a  180 unit condo project.  Unit reportedly contains 5 Rooms/3 Bedrooms/2 Bathrooms and is maintained in average condition. Additional features include a terrace.  Reviewer has made the extraordinary assumption that the subject sensitive information contained in the report reviewed is true and accurate.
Sale and Listing History Analysis:
The subject unit has not been sold/transferred or listed in the past 3 years.
Appraisal Analysis and Deficiencies:
No Subject Risk Indicators noted.  Comparable Risk Indicators (Data Verification/Sources,  |nadequateIExcessive Adjustments):  1)  Data
Verification/Sources - Some information concerning Comp #1  has been reported in error. Apparently, OA cloaned the subject information carrying over unit number and terrace. According to Street Easy,  proper unit number is 8N and unit does NOT include a terrace. After
remediation of error, said comp's adjusted value will increase signiﬁcant ly;  2) |nadequateIExcessive Adjustments - GLA adjustments appear
inadequate. Overall  Risk Score is Moderate Risk.
Market Sales Analysis:
Supplemental sales selected  represent the subject in terms of overall utility and location. Though said sales are older, older building stock is  more typical  in the subject's market area.  Selected comps were not intended to replace OA sales,  but add support for ﬁnal  value.
Review Conclusion:
Overall, the 0A is credible and comps selected are relevant. There were some deﬁci enci esnoted concerning comp information and inadequate adjustments concerning GLA. Overall  Risk Score is Moderate Risk. Alternate value stated by the reviewer after considering remediation of the deﬁci enci esstated  herein.  Reviewer's value opinion is within  10% of the OA.
Eligibility Issues and Recommendation:
Eligibility Alert:  No Eligibility issue noted.  Field  Review Alert:  Not Recommended.
																																			$1,140,000
300000311	$520,359	$650,449	$655,000	10/10/2014				None					$655,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The appraisa|'s DOM is inconsistent with   data but the appraisa|'s market direction is consistent with   data. The appraisal stated that
the subject's market has an average 3-6 months DOM, which is inconsistent to the  data of 34 DOM. The  data indicates the subject's market direction increased 5.7% during the prior 12 months and increased 2.0% during the prior 6 months. Also, the  data indicates the subject's market direction increased 0.7% during the last quarter which is consistent with the appraisal which stated the market was stable and balanced during the last quarter. The appraisal stated that the REO activity was not a factor in the subject's market and the  also states that the subject's market was not REO driven at 12.5%.
Subject Analysis:
The subject is a two story, wood frame and stone, single family, Colonial style home,  built in 2014, which is in new condition.  No repairs are noted. There are no positive or negative externalities that may impact the marketability and/or the value of the subject property. There was no  MLS data provided to determine whether any discrepancies exist between the MLS data and the original appraisal.
Sale and Listing History Analysis:
There has been no MLS data provided to determine whether the subject had  been listed or sold on the open  market during the prior 36 months. The appraisal states that the subject was not sold or transferred during the prior 3 years. The appraisal also states that the subject was not listed for sale in the MLS,  but was placed under contract  $650,449. Although  no MLS sales data was provided to review, the information that was provided shows that the sales data for AVS1, AVS2, and AVS3 were reviewed and conﬁr med  by the MLS sales data and the Public Record Transfer History. The listing data for AVL4 could not be confirmed due to the lack of MLS listing data or
Public Record Transfer History listing data.  No apparent discrepancies could  be found between the MLS sales data and the appraisal as there was no MLS data to analyze.
Appraisal Analysis and Deficiencies:
The appraisal report contains recent and  relevant comparable sales, however there were discrepancies found  in the appraisal, which are as follows: The appraisal's DOM  is inconsistent with  data,  however, this is minor and not considered to be a risk factor. AVL4 could  not be conﬁr med  due to the lack of MLS listing data. Also, AVS1, AVS2, and AVS3 are all located over 2.4 miles away and are not proximate.
These discrepancies, along with the lack of location adjustments and  use of insufﬁi ent  GLA adjustments, have eroded the reliability of the

c
appraisal somewhat.  However, the appraisa|'s concluded value of $655,000 appears to be a reasonable opinion of value for the subject as of the date of the appraisal. No other analytical, procedural, or other significant discrepancies were found in the review of the appraisal.
Market Sales Analysis:
The supplemental sales provided for analysis are considered to be insufﬁi ent,  as they are either already utilized by the appraiser, or are

c
too dissimilar to the subject, too dissimilar in style, too far from the subject, or too dated to use for analysis.  However,  based on a review of
the appraisa|'s sales comps, the reviewer's value is $655,000 for the subject property as of the date of the appraisal. The reviewer also found 2 more sales on the subject's street that support the appraiser's concluded value.  MLS 4bed/2.1ba,
2,906sf)SP $650,449  SC1  sold on  or $650,449. This property is located on the same street, in close proximity to the subject.  It is similar in age, GLA, and utility,  but is slightly inferior in its interior fit up. Overall, a slight upward adjustment is warranted.  MLS#
-  bed/2.1ba,  2,592sf)SP $611,369 .   SC2 sold for $611,369.  This property is located  on the same street,  in close proximity to the subject.  It is similar in age and utility, but is smaller in size and slightly inferior in its interior ﬁt up. Overall, an upward adjustment is warranted.
Review Conclusion:
The appraisal, dated  relied on sales comps that are recent and relevant.  However there were discrepancies found with the appraisal's DOM  (minor-not a risk factor), with AVL4's non-confirmed status, and with AVS1, AVS2, and AVS3's non-proximity. These discrepancies, along with the lack of location adjustments and use of insufﬁi ent  GLA adjustments,  have eroded the reliability of the

c
appraisal somewhat. The supplemental sales provided for analysis are considered to be insufficient.  However,  based on a review of the appraisals sales comps, the reviewer's value is $655,000 for the subject property as of the date of the appraisal. The reviewer also found 2 more sales on the subject's street that support the appraiser's concluded value.  No other analytical,  procedural, or other signiﬁcant discrepancies were found in the review of the appraisal.
Eligibility Issues and Recommendation:
There were no apparent eligibility issues discovered.  No additional review is recommended.
																																			$655,000
300005533	$550,000	$937,500	$940,000	09/22/2014				None					$960,000	$20,000	2.13%		01/23/2015	None					None					None					Yes
Market Conditions
Per OA, stable market, inventory in balance, average marketing time under three months. Per Vendor report, subject market increased 5.2% over the prior quarter, after an increase of 7.1% over the prior six months and an increase of 8.6% over the prior year. REO saturation at 25.2% indicates subject market is REO driven.
Subject Analysis
Per OA, subject is suburban, two sty, SFD colonial. YB 2005, GLA 4,088 sq. ft., room count 10/4/3.1, full partially finished basement, three car garage, C3 condition. No repairs noted. No functional or external obsolescence noted. Aerial revealed no adverse externalities that may have a negative impact on subject marketability. Per OA, no transfer for subject within 36 months prior to effective date of OA; pubic record not available for verification. Per OA, subject listed for sale 8/6/14; verified by MLS.
Sale and Listing History Analysis
Per OA, subject listed for sale, $975,000, verified by MLS; no transfer within 36 months prior to effective date of OA, public record not available for verification. OA indicates subject is under contract; contract price $937,500; contract date . Per OA, A2 prior transfer  $785,000. OA provided grantor, grantee for A2 prior transfer; however, provided no support regarding A2 most recent sale price as compared to prior transfer price within previous 12 months. Per OA, no prior transfer for A1 and A3 thru A6 within 12 months prior to effective date of OA. A1 thru A3 and A5 verified by MLS and public record. A2 and A4 verified by MLS; public record not available for verification. Per OA A6 thru A8 are active listings, verified by MLS; public record not available for verification. No discrepancies noted.
Appraisal Analysis and Deficiencies
Per OA, purpose for report, purchase transaction. OA comparables are located up to 3.08 miles in proximity of subject. OA comparable sales closed within 10 months prior to effective date of OA. A5 and A6 differ from subject in design. Comparables bracket subject GLA and age; vary in lot size, no impact on value per OA. A3 superior to subject in lot size by 50%; OA made no adjustment. A2, A3 and A5 are located in different city/zip from subject. Per OA, comparabes are similar to subject in quality of construction and condition. A2, A3, A5 and
A6 are inferior to subject in age by 10+ years; OA made no adjustment. A1 is superior to subject in GLA by 21%; A2 inferior by 19.2%; A3 inferior by 18.4%; A4 superior in GLA by 23.8%; A5 inferior by 19%; A7 superior to subject in GLA by 33.2%. Although A1 is superior to subject in GLA by 21%, A1 is given consideration as a reliable indicator of value because of location on same block as subject and similarity to subject in age and design. A8 given consideration as a reliable indicator of value because of proximity to subject, similarity to subject in condition, has the least net adjustment and because A8 is an active listing, giving indication of current market activity in subject market area.
Market Sales Analysis
Vendorsuppemetal sale A1 included in OA. No supplemental sales selected because OA provided sales more similar to subject in age.
Review Conclusion
No risk factors noted for subject. OA comparables are located up to 3.08 miles in proximity of subject. OA comparable sales closed within
10 months prior to effective date of OA. Comparables vary in design. A3 superior to subject in lot size by 50%; OA made no adjustment. A2,
A3 and A5 are located in different city/zip from subject. A2, A3, A5 and A6 are inferior to subject in age by 10+ years; OA made no adjustment. OA comparable GLAs differ from subject GLA by up to 33.2%. No supplemental sales selected because OA provided sales more similar to subject in age. Giving most consideration to A1 ($1,125,000, adjusted sale price $1,078,220) because it is a closed sale, located on same block as subject, similar to subject in design, age and lot size; and A8 ($974,900, adjusted sale price $952,544) because of proximity to subject, similarity to subject in design and age and because A8 is within 15% of subject GLA, and is an active listing, giving indication of current activity in subject market, review value is estimated at $960,000.
Eligibility Issues and Recommendation
No eligibility issues noted. An additional review is not recommended.
																																			$940,000
300000310	$494,250	$659,000	$662,000	09/17/2014				None					$662,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
According to the data the Market Direction was up. The OA comments for market conditions indicates "stable" and does appear to be reasonable based on the HDI. Yr/Yr index was up 3.1%, 6M0/6M0 index was up 2.6%, and Qtr/Qtr index was up 1.1%. The
REO Saturation index was 12.0% so subject market is not REO driven.
Subject Analysis:
The subject property appears to be a condo apt located on the 2nd ﬂoor of a 4 story building,  built in  1980, with 4/2/2.0 in  1,081  GLA, a covered parking space, on a gulf/beach front condo site. The subject property appears to be in C3/good condition and compares favorably with other condo apt properties in subject's  market area. The subject's MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS-GLA versus the OA-GLA. These differences likely due to the MLS-GLA data originating from the "PR" while the OA-GLA was veriﬁed  and/or measured by the appraiser and considered  more reliable GLA source.
Sale and Listing History Analysis:
There were no MLS Sheets available for review.  Upon review of the MLS Grid and/or the PR, the transfer histories of the subject and
Comps 5-6 were not found in either MLS Grid or PR to verify. Comps 1-3 histories appear accurate in both  MLS Grid and in  PR to verify.
Comps 4 & 7 appear accurate in MLS Grid but no PR to verify.
Appraisal Analysis and Deficiencies:
The OA comps were reviewed and  bracketed for Price and for GLA. All the comps appears to be 2 bedroom condo apts as is subject.
Comp 4 appears to have most similar GLA to subject and Comp 1  appears to be located closest to subject. Comp 4 suffers from timeliness issues as it has an older closing date. The OA appears to contain all the major report components including sketch,  photos, and maps for review. The comps had data verification source issues.
Market Sales Analysis:
The supplemental comps were reviewed for support of the OA. Some of these comps appear to support the OA and chosen for comparison to subject property. This comp is a 2 bedroom condo apt.
Review Conclusion:
The supplemental comps were chosen due to their overall similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA and the supplemental MLS data provided. The subject property does not have risk factors related to ?? The comps do have risk factors related to data veriﬁcation source issues and timeliness issues.
Eligibility Issues and Recommendation:
Eligibility issue - none noted. Additional  Review - not recommended.
																																			$662,000
300005531	$616,000	$770,000	$780,000	09/11/2014				None					$780,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
According to the appraisal property values were stable in the subject's neighborhood as of the effective date . Vendor reported values increased +2.9% for the prior quarter, +6.0% for the prior 6 months and +12.9% for the prior year within the subject's tract.
Subject Analysis
The appraisal assignment type was for a purchase transaction with a contract price of $770,000. The appraiser states the subject to be a single family detached home with 5 bedrooms, 5.1 bathrooms, 4,577 sf of GLA, built in 2008, 2 stories, on an unfinished basement, 3 car garage, 1 fireplace, in-ground pool and on 20,038 sf of land. According to the appraisal the subject was in C2 condition as of the effective date of the appraisal. No functional inadequacies were apparent from the appraisal, however, based on aerial imagery the subject sides to
(main thoroughfare).
Sale and Listing History Analysis
The appraisal states the subject had a prior sale/transfer on 7/29/11 for  which was not verified through the MLS transfer history search. Sales 1-4 were verified through the provided MLS transfer history search, however, comps #5 & #6 were listings and also verified through the provided MLS transfer history search. The appraisal states there were no additional sales or transfers for the sales 1-3 for the year prior to the date of sale of the comparable sale which is consistent with the provided MLS transfer history search. However, the appraiser states sale #4 had a prior foreclosure on for $554,333 and was not verified through the provided MLS transfer history search. Sales #1 & #4 were verified through the provided public record transfer history search. However, sales #2 & #3 were not verified through the provided public record transfer history search.
Appraisal Analysis and Deficiencies
The appraisal states the subject is located in a suburban area and was over 75% built up. Based on aerial imagery the subject sides to
(main thoroughfare), however, this was noted in the appraisal and the appraiser states "this locational factor is not considered to have any negative impact on the future marketability of the subject". The sales and listings in the appraisal were similar to the subject in GLA, basement utility and lot size. Sale #4 and Listing #6 were similar in age and sale #4 was similar in pool amenity.
Market Sales Analysis
No weight was given to the provided supplemental sales due to photos and property details (basement utility, construction quality, design)
were not provided.
Review Conclusion
Overall, the comparable sales and listings in the appraisal were considered reasonable and supported the appraised value.
Eligibility Issues and Recommendation
No eligibility issues were observed and no additional review is recommended.
																																			$780,000
300005529	$569,255	$713,603	$750,000	09/18/2014				None					$760,000	$10,000	1.33%		01/23/2015	None					None					None					Yes
Market Conditions
The original appraisal reports that the market was stable as of the effective date of the report. Vendor reports that the market was increasing, +5.9% in the last 12 months, +2.7% in the last 6 months and +1.4% in the last quarter prior to the effective date of the appraisal.
VendorREO saturation data indicates that 7.6% of sales in the subjects marketing area were REOs, indicating that the market was not REO driven.
Subject Analysis
The subject is a new construction two story single family residence that is reported as being in good condition as of the effective date of the appraisal. No functional or external inadequacies were reported. The subject is reported as having a residential view, which appears to have been adequately accounted for in the grid.
Sale and Listing History Analysis
According to the original appraisal the subject did not sell within the previous 36 months prior to the effective date of the appraisal. No additional sales were found for the comps in the previous 12 months prior to the effective date of the report. The subject was verified through MLS. The comps were verified through MLS. The subject and all comps were verified through public records.
Appraisal Analysis and Deficiencies
Aerial imagery reveals that the subject is located in a agricultural area as noted in the report. The OA reports the subject market to be increasing, Vendor confirms this assessment. Comps were adjusted @$60sf for a GLA variance with the subject and this is low for subject market. More value could be extracted from the market for this variance. Subject GLA was not bracketed by the sold comparables in the report. Only 1 sold comparable is within the last 3 months from the effective date of appraisal. No time adjustments were given for an increasing market as noted in the OA. Line item adjustments exceeded 10% for comps 2,4 &5 and no commentary was provided. Subject bathroom count was not bracketed and sale/list adjustments were not given to the listings. The OA had all the necessary elements to adequately complete the appraisal. The appraisal assignment was for a purchase transaction.
Market Sales Analysis
Supplementary MLS research revealed no additional comparables that are supportive of the subjects values conclusion. The comparables used in the OA are the best available at this time.
Review Conclusion
The original appraisal appears to have used comparable sales that are supportive of the subject's value conclusion. Similar in GLA, style, utility age and in subject's market area. Subject GLA was not bracketed by the sold comparables in the report. Only 1 sold comparable is within the last 3 months from the effective date of appraisal. No time adjustments were given for an increasing market as noted in the OA.
Line item adjustments exceeded 10% for comps 2,4 &5 and no commentary was provided. Subject bathroom count was not bracketed and sale/list adjustments were not given to the listings. Based on MLS research, no additional sales were available to support the subject's value conclusion.
Eligibility Issues and Recommendation
No eligibility issues were evident. No additional review is required.
																																			$750,000
300000309	$619,500	$885,000	$885,000	09/24/2014				None					$885,000	$0	0.00%		12/09/2014	None				y	None					None					Yes
Market Conditions:
According to the Vendor Retro  the Market Direction was down. The OA comments for market conditions indicates "stable" and does appear to be reasonable based on the . Yr/Yr index was down 4.1%, 6M0/6M0 index was down  1.8%, and Qtr/Qtr index was down
0.2%. The REO Saturation index was  12.0% so subject market is not REO driven.
Subject Analysis:
The subject property appears to be a 1  story, single family home,  built in  1974, with 6/3/2.0 in  1,452 GLA, a 2 car garage, a swimming pool, a boat dock,  on a  11,550 sf site on watenlvay with gulf access. The subject property appears to be  in C3/good condition and  compares favorably with other single family properties in subject's market area. The subject's MLS sheet was not available to compare the subject's characteristics in the OA. Any differences noted comparing the MLS-GLA versus the OA-GLA. These differences likely due to the MLS-GLA data originating from the "PR" while the OA-GLA was veriﬁed  and/or measured by the appraiser and considered  more reliable
GLA source.
Sale and Listing History Analysis:
There were no MLS Sheets available for review.  Upon review of the MLS Grid and/or the PR, the transfer history of the subject was not found in either MLS Grid or PR to verify. Comps 1-3 histories appear accurate in both MLS Grid and in  PR to verify. Comp 4 history found in  MLS  Grid  for $965,000 while 0A shows $985,000 and  no  PR to verify.  Comp  5  history appears found  in  MLS  Grid for $989,000 while
0A shows $995,000 and no PR to verify.
Appraisal Analysis and Deficiencies:
The OA comps were reviewed and  bracketed for Price but not for GLA. 4 of the 5 comps appears to be a 3 bedroom homes as is subject.
Comp 2 appears to have most similar GLA to subject and Comp 1  appears to be located closest to subject. The OA appears to contain all the major report components including sketch,  photos, and maps for review. The comps had data veriﬁcation source issues.
Market Sales Analysis:
The supplemental comps were reviewed for support of the OA. Some of these comps do appear to support the OA and chosen for comparison to subject property. The supplemental comp was a larger,  3 bedroom home.
Review Conclusion:
The supplemental comps were chosen due to their overall similarities to the subject property. The value estimate appears to be supported based on a retrospective review of the OA and the supplemental comps provided. The subject property does not have risk factors. The comps do have risk factors related to data veriﬁcation source issues.
Eligibility Issues and Recommendation:
Eligibility issue - none noted. Additional  Review - not recommended.
																																			$885,000
300005526	$691,478	$864,348	$880,000	10/27/2014				None					$880,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The OA was a Agency 1004 for a purchase and indicates that the market was stable at the effective date of appraisal.
Retrospective Home Data indicates that property values have increased in the past year 11.6% and 5.0% in the last 6 months. Index indicates that 3.8% of the sales in the subject's tract over the past 90 days have been REO sales, indicating that the market was not REO driven.
Subject Analysis
As stated in the OA the subject property was 2 story detached Traditional Style luxury quality home containing 5 bedrooms/5.1 baths/fireplace/wood fence with 3 car garage attached. Per OA the subject property was under construction and was considered to be good to excellent quality of construction in (C1) condition. Final Inspection was Required. Aerial view did not indicate any significant factors that would affect the value of the subject property.
Sale and Listing History Analysis
Per OA the subject property was currently under contract for $864,348 contract date 08/06/2013. Per OA and MLS the subject property was not offered in MLS in the past year (Builder . MLS sales and listing history was available to review appraiser through
(MLS). No additional sales or listing history was found within the defined time frame for the subject property. OA sales A3, A4 and listings A5 and A6 were verified in MLS. OA sales A1 and A2 were not verified in MLS. The subject, listings and OA sales were not confirmed in PR's. Per MLS OA listing A5 LP should read $765,000 rather than $799,999, The "Other" Comparable Risk Indicator was noted. No additional sales are found for the remaining comps for the previous 12 months leading up to the effective date of the appraisal other than those noted in Appraisal.
Appraisal Analysis and Deficiencies
OA sales A3, A4 and listings A5 and A6 were verified in MLS. The subject property was bracketed by age. OA sale A1 was considered the best value indicator due to recent sale date, proximity, location, view, 2 story design, effective age (new), condition, quality of construction, bedroom/half bath count and 3 car garage. OA sale A4 was also weighted due to recent sale date, proximity, location, view, 2 story design, condition, quality of construction, bath count and 3 car garage. The following deficiencies were noted: OA sales A1 and A2 were not verified in MLS. Per OA the subject property was under construction, since no 1004D (Final Inspection Completion Report) was provided, the appraiser was making the extraordinary assumption that the subject was completed construction, The "Other" Subject Risk Indicator was noted. Per MLS OA listing A5 GLA should read 4866sf rather than 4788sf, The "Other" Comparable Risk Indicator was noted. The
"Other" Comparable Risk Indicator was noted due to the lack of bracketing by size. Gross adjustment exceeded Fannie Mae guidelines in
OA sale A3, Inadequate/Excessive Adjustments was noted.
Market Sales Analysis
The supplemental sales are indicative of the wider range of comparable sales. However, due to variances in amenities (effective age
(new)/GLA/quality of construction) were not considered reliable indicators of value. There are additional supplemental sales that are proximate to the subject property, however were considered inferior in effective age, GLA, quality of construction and were not considered reliable indicators of value. Note to reader: Due to the prestigious luxury quality of the subject's marketing area the subject property was not considered an over-improvement or super adequacy for this marketing area.
Review Conclusion
The OA comps appear to be reasonable comps for the subject's market area. OA sale A1 was considered the best value indicator due to recent sale date, proximity, location, view, 2 story design, effective age (new), condition, quality of construction, bedroom/half bath count and 3 car garage. OA sale A4 was also weighted due to recent sale date, proximity, location, view, 2 story design, condition, quality of construction, bath count and 3 car garage. OA sale A2 was proximate, recent, similar in view, location, 2 story design, condition, quality of construction, effective age (new), bedroom/bath count and 3 car garage. The reviewer's estimated value is $880,000. Note to Reader: An extraordinary assumption is made that appraisal under review contains credible factual information for the subject property, all comparables, and any market data contained in the review report.
Eligibility Issues and Recommendation
No eligibility alerts are noted. "Additional Review" is not recommended in this case.
																																			$880,000
300005525	$640,000	$800,000	$827,000	08/27/2014				None					$827,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Per appraisal report market conditions are considered stable which is consistent with the vendor  model which indicates that market conditions have slightly fluctuated from yr to yr at +1.6% . A six month change of +0.8% and a recent quarter change of +0.4%. Reo saturation for the 2nd and 3rd period is 14.1% and 11.7% respectively. Reo discount for the 2nd and 3rd periods is 23.4% and 24.5%
respectively.
Subject Analysis
Per appraisal report the subject is a newly constructed condominium dwelling consisting of 4-rooms 1-bedroom ,1baths and 1100sq.ft of
GLA. Amenities include a parking space . Aerial imagery indicates the subject is alongside the river with a View of the
River.
Sale and Listing History Analysis
Listing history for the subject property or comparables 1,2,3,5 or 6 could not be verified by MLS services . Listing history has been verified for comparable 4. Prior sale history for the subject property or comparables 1-6 could not be confirmed by public records.
Appraisal Analysis and Deficiencies
Appraisal is for a purchase transaction.Listing history for the subject property or comparables 1,2,3,5 or 6 could not be verified by MLS services . Floor location of -$86,275 is inconsistent with the other comparables floor location adjustments . Comparable sale selection appear adequate.
Market Sales Analysis
Market sales have been reviewed and it has been determined that the original sales are the best available . Greatest weight has been applied to the original comparable sales within the appraisal report. Supplemental sales were not considered although some have similar
GLA to the subject property due to lack of data which would indicate whether these condo units are comparable. Comparable sale from directly within the subject's development have been utilized and are considered a better indicator of value than comparables of a competing development. Original comparables 1 and 4 and active listing #6 are superior in GLA than the subject property . Several supplemental sales appear to be closer in GLA than these particular sales however a greater weight has been applied to the sales directly within the subject's development and competing sales due to similarity in amenties such as river view.
Review Conclusion
In review Listing history for the subject property or comparables 1,2,3,5 or 6 could not be verified by MLS services there were no other significant discrepancies present in review of the appraisal report which would impact the overall reliability of the report . Comparable sale selection appear adequate. Opinion of market value is reasonably supported.
Eligibility Issues and Recommendation
Eligibility Issues: none Field review: not recommended.
																																			$827,000
300005524	$716,000	$895,000	$895,000	10/21/2014				None					None					$895,000	$0	0.00%	www.nvaappraisal.com	02/10/2015	None					None					Yes	Field review provided supports appraisal value.	$895,000
300008409	$862,500	$1,150,000	$1,170,000	11/04/2014				None					$1,170,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Per OA, stable market, inventory in balance, average marketing time under three months. Per Vendor report, subject market increased 0.8% over the prior quarter, after an increase of 2.0% over the prior six months, and an increase of 4.8% over the prior year. REO saturation 15.3% indicates subject market is not REO driven.
Is the subject property accurately and adequately described?
OA describes subject as suburban, water front, one story, SFD contemporary, YB 1973, GLA 2,248 sq. ft., room count 6/1/1.1, crawl space, partially finished basement, in-door pool, pool house, pier, two car garage, C4 condition. No repairs noted. No functional or external obsolescence noted. Aerial revealed no adverse externalities that may have a negative impact on subject marketability. Per OA, no transfer within 36 months prior to effective date of OA; public record not available for verification. Per OA, subject listed for sale, verified by
MLS.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per OA, subject listed for sale , $1,220,000. Per research, via MLS, subject original list date ; original list price $1,295,000 reduced to $1,220,000; closed price $1,150,000; close date , after the effective date of OA. Per OA, subject contract date contract price $1,120,000. Per OA, no prior transfer for comparables within 12 months prior to effective date of OA. OA comparable sales A1 thru A3 verified by MLS and public record. A4 not verified as MLS nor public record were available for verification.
Per OA, A5 and A6 were active listings as of effective date of OA, verified by MLS; public record not available for verification. Discrepancy:
OA list price for A5 ($1,699,000) differs from MLS list price ($1,725,000) and per MLS, A5 expired prior to the effective date of OA.
Were the comparables adequately selected, analyzed and accurately presented?
Per OA, purpose for report, purchase transaction. Per OA, comparables are located up to 4.82 miles in proximity of subject. OA comparable sales closed within nine months prior to effective date of OA. OA comparables vary in design. Per OA, comparables and subject are water front. Comparables bracket subject GLA, age, and lot size. Per OA, comparables are similar to subject in quality of construction; vary in condition. A1 is inferior to subject in age by 48 yrs, A5 superior in age by 36 yrs, and A6 superior by 18 yrs; OA made no age adjustment. A5 net adjustment is above customary. A1 is superior to subject in GLA by 43.8%; A3 superior by 17.4%; A4 inferior by
17.8%; and A5 superior to subject in GLA by 35.3%. OA indicates A3 is similar to subject in design; based on photos and MLS, A3 differs from subject in functional utility. OA comparables A1 thru A4 are closed sales. A4 not verified as MLS not available for verification. Clear
Capital supplemental sales S1 thru S4, S6 and S10 thru S12 not selected as supplemental comparable sales because, per online data, sales were recorded on public record and MLS not available for review of property characteristics; or sales are inferior to subject with non-water front location. S5 and S7 are inferior with non water front location, not reliable indicators of value.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Per OA, comparables are located up to 4.82 miles in proximity of subject. OA comparable sales closed within nine months prior to effective date of OA. OA comparables vary in design. A1 is inferior to subject in age by 48 yrs, A5 superior in age by 36 yrs, and A6 superior by 18 yrs; OA made no age adjustment. A5 net adjustment is above customary. A1 is superior to subject in GLA by 43.8%; A3 superior by 17.4%; A4 inferior by 17.8%; and A5 superior to subject in GLA by 35.3%. OA indicates A3 is similar to subject in design;
based on MLS, A3 differs from subject in functional utility. Although A3 differs from subject in functional utility, superior to subject in GLA by
17.4%, A3 is given consideration as a reliable comparable sale because of proximity to subject, water front location, and because A3
($1,450,000, adjusted sale price $1,236,400) with A2 ($1,250,000, adjusted sale price $1,378,750) brackets subject GLA, age, and lot size.
R1 ($870,000), 448 Forest Beach Rd, given consideration as a comparable sale because of proximity to subject and similarity to subject in water front location: Superior GLA and age; inferior lot size; inferior no indoor pool; inferior no pool house; inferior no garage; inferior number of fireplaces; inferior patios; inferior no fence; inferior water front location. Giving most consideration to R1, A2 and A3, OA value of $1,170,000 is considered reasonable and supported.
Final appraisal analysis and deficiencies summary:
Per OA, comparables are located up to 4.82 miles in proximity of subject. OA comparable sales closed within nine months prior to effective date of OA. OA comparables vary in design. A1 is inferior to subject in age by 48 yrs, A5 superior in age by 36 yrs, and A6 superior by 18 yrs; OA made no age adjustment. A5 net adjustment is above customary. OA comparables differ from subject in GLA by up to 43.8%. A4 not verified as MLS was not available for verification. No risk factors noted for subject.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$1,170,000
300005523	$1,320,000	$1,650,000	$1,675,000	10/14/2014				None					$1,568,000	-$107,000	-6.39%		01/23/2015	None					None					None					Yes
Market Conditions
Per appraisal report market conditions are considered stable which is consistent with the clearcapital  model which indicates that market conditions have slightly ﬂuct uat ed from yr to yr at +4.0%. A six month change of +0.2% and a recent quarter change of 0.0%  .  Reo saturation for the 2nd and 3rd  period  is 6.6% and 7.0% respectively.  Reo discount for the 2nd and 3rd periods is 7.6% and 7.5%
respectively.
Subject Analysis
Per appraisal report the subject is a newly built condominium dwelling consisting of 6—rooms 4-bedroom, 2baths and 2195sq.ft of GLA.
Amenities include a Balcony and  Deck. There were no repairs needed at the time of inspection. There were no externalities present based on aerial imagery which would  impact the subject's marketability.
Sale and Listing History Analysis
Listing history for the subject property or comparables 4,6 ,7 or 8 could not be verified  by MLS services .  Listing history has been veriﬁed
for all other comparable sales. Prior sale history for the subject property or comparables 1,3,4,6,7, or 8cou|d not be confirmed by public
records.  Prior sale history has been confirmed for comparable sale #2 and 5
Appraisal Analysis and Deficiencie
Appraisal is for a purchase transaction. There were no analytical or procedural discrepancies found  in review of the appraisal report which would  impact the overall reliability of the appraisal report. Across the board $100000 condition adjustments for the comparable sales appear unwarranted.  Since there is only a 5 year difference between the subject and comparable sales such a signiﬁcant  adjustment is not necessary as the comparbles sales condition would be similar to that of the subject property. There is no support for the $25000 across the board storage unit adjustment.
Market Sales Analysis
Market sales have been reviewed and it has been determined that the original sales are the best available . Greatest weight has been applied to the original comparable sales within the appraisal report.  Due to lack of similar size comparables for the supplemental sales available there were no additional sales included  in support of the OA value opinion.
Review conclusion
In  review  Listing  history for comparables 4  ,6,7 and  8  could  not be  conﬁr med  by public records  .  Condition  and  storage adjustment do  not appear warranted.  Reviewers has discounted these adjustments for a lesser reconciled value.
Eligibility Issues and Recommenda" -n
Eligibility Issues: none Additional review: not recommended.
																																			$1,675,000
300000308	$595,000		$980,000	08/07/2014				None					$980,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The 0A was a Agency 1004 for a refinance and indicates that the market was stable at the effective date of appraisal.
Retrospective Home Data indicates that property values have increased in the past year 8.0% and 2.8% in the last 6 months.
REO Saturation Data Index indicates that 5.7% of the sales in the subject's tract over the past 90 days have been  REO sales,  indicating that the market was not REO driven.
Subject Analysis:
As stated in the 0A the subject property was improved 2 story Mediterranean Style quality home containing 4 bedrooms/5 baths/iron fence/outdoor kitchen/putting green and 3 car garage attached.  Per 0A the subject property was approximately 13 years old and considered to be in good (C3) condition. Aerial view did not indicate any signiﬁcant  factors that would affect the value of the subject property.
Sale and Listing History Analysis:
Per 0A the subject property was offered for sale in MLS 02/02/2014 for $1,095,000; withdrawn on 05/06/2014.  MLS sales and listing history was provided for the subject property.  No additional sales or listing history was found within the defined time frame for the subject property. OA sales and listings A5 and A6 were verified in MLS. The subject, listings and 0A sales were not confirmed in PR's.  Per OA sale A3 transferred onr $1,120,000.  No additional sales are found for the remaining comps for the previous 12 months leading up to the effective date of the appraisal other than those noted in OA.
Appraisal Analysis and Deficiencies:
OA sales and listings A5 and A6 were verified  in MLS. The subject property was bracketed by size and age. OA sale A3 was considered the best comparable due to recent sale date,  proximity,  location, effective age, condition, bedroom count, outdoor kitchen and 3 car garage.
OA sale A2 was also weighted due to proximity, location, view, effective age, condition,  bedroom count and 3 car garage. The following deficiencies were noted: OA sales A2 and A4 closed over six months prior to the subject's effective date of OA,  however due to increasing market values was not considered detrimental to market value approach.  Net adjustments exceeded  Agency guidelines in OA listings
A5 and A6,  Inadequate/Excessive Adjustments was noted.
Market Sales Analysis:
The supplemental MLS provided one additional sale that was considered relevant to value conclusion.  R1:  MLS Supplemental sale R1  was verified  in MLS,  recent,  proximate, similar in location, view, condition, quality of construction, effective age, design,  bedroom count and 3 car garage.
Review Conclusion:
The OA comps appear to be reasonable comps for the subject's market area. OA sale A3 was considered the best comparable due to recent sale date,  proximity,  location, effective age, condition, bedroom count, outdoor kitchen and 3 car garage. OA sale A2 was also weighted due to proximity, location, view, effective age, condition, bedroom count and 3 car garage. OA sale A1  was verified in MLS, recent, proximate, similar in location, view, condition, quality of construction, effective age, bedroom count, outdoor kitchen and 3 car garage. The reviewer's estimated value is $980,000.  Note to Reader: An extraordinary assumption  is made that appraisal under review contains credible factual information for the subject property, all comparables, and any market data contained in the review report.
Eligibility Issues and Recommendation:
No eligibility alerts are noted. A ﬁel dreview is not recommended  in this case.
																																			$980,000
300000307	$850,000	$1,280,000	$1,300,000	08/18/2014				None					$1,300,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
As of the effective date of the appraisal, the Vendor Retrospective index   indicates,  in a price-per-square-foot model,
market conditions slowly and steadily improving nationally for 7 quarters,  but leveling after moderately declining in the local county (-1.8%)
for the prior 6 months and (-6.4%) over the prior year, after gaining moderately in the ﬁr st 2-3 quarters. The appraisal marks stable growth and a stable and balanced market, with 3-6 months marking time. The furnished  REO data indicates REO Saturation moderately lower in the region than nationally,  REO discounting moderately lower in the state than nationally,  but REO days on market moderately higher in the state than nationally.  In the opinion of the reviewer, the market was not REO driven as of the effective date. The appraisal marks "no" to
REO driven in the MC report, and acceptably comments.
Subject Analysis:
MLS information was provided on the subject conﬁr ms  its subsequent sale. A 5-year effective age appears acceptably assigned for the
13-year-old improvements,  noting "C2" condition without updates. The furnished Aerial  Imagery appears to show an upscale property and neighborhood and does not indicate external negatives. The appraisal marks "Good" and "C2" on all condition descriptions and  notes "Q2"
good quality and Comments cite good maintenance.  Photographic evidence indicates relatively high-end ﬁni shes and ﬁxt ur es  and good
"C2" condition.  No discrepancies found.
Sale and Listing History Analysis:
No MLS detail for the subject,  appraisal comps,  or potential comps was provided for this review.  MLS sales  history verifying the sale of comps #1, #2, and #3, and veriﬁes subsequent sales of listings #4 and #5. Listing #6 is not veriﬁed.  No discrepancies were found.  No
Public Record information was available;  New Mexico is a non-disclosure state.
Appraisal Analysis and Deficiencies:
According to the , some market deterioration has occurred in the wider ZIP area, but in this market, higher value properties are generally less affected -- thus market condition risk is not marked.  No analytical or procedural discrepancies were found in the review.  No risk indicators were noted.
Market Sales Analysis:
MLS detail data for the sales was not furnished; thus none are able to be chosen for comparison.  No additional applicable comparables are found in the immediate neighborhood according to the provided MLS research. The appraisal utilizes all applicable proximate sales in the neighborhood.  .
Review Conclusion:
Based on review, the original appraisal opinion is considered adequately supported. The market is reasonably stable or stabilizing according to the . The appraisal is considered overall well considered and support for alternative value is not found.
Eligibility Issues and Recommendation:
No issues were noted during the review that would trigger an  Eligibility Alert. A Field  Review is not recommended
																																			$1,300,000
300000306	$700,000	$1,010,500	$1,015,000	07/24/2014				None					$1,015,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
Research indicates the subject's county market trends increased 2.7% during the past 90 days, 5.5% during the past 6 months and  10.3%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 11.5% of the sales during the past 90 days have been  REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was 47 DOM; the appraisal indicated the marketing time was under 3 months.
Subject Analysis:
The subject is a 89 year old single-family home located  in a conforming neighborhood. The subject is described as being in C3 or good condition, with  no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted.
Sale and Listing History Analysis:
The subject sales data could not be verified by the MLS and public records. All comps’ sales histories were verified by the MLS and comps
1,  2,  3,  4,  5,  6 were verified  by  public records.  The appraisal  indicates that there were  no  listed  sales  during  the 36  months  prior to the inspection date.
Appraisal Analysis and Deficiencies:
The subject condition in the Appraisal is described as C3 good condition. All comps sold during the past 10 months; only one of the five sales sold during the past 6 months. All comps are located  1.1  miles or less from the subject. The appraisal adjustments for site differences are high for. The gross adjustments are 28.4% or less.
Market Sales Analysis:
No supplemental sales were selected as the provided sales were too dissimilar in  lot size and timeliness.
Review Conclusion:
The subject appears to be adequately described. The appraisal sales support a value of $1,015,000 and is within  10% of the subject's estimate of value.
Eligibility Issues and Recommendation:
There are no eligibility issues as described above.  No field review is recommended.
																																			$1,015,000
300000305	$702,000	$879,000	$895,000	09/02/2014				None					$850,000	-$45,000	-5.03%		12/08/2014	None					None					None					Yes
Market Conditions:
  shows  market trends changed from  a positive +1 .7% for the past year to a -1.2%  in the past 6 months and -.8% for the most recent quarter. The last six months show REO saturation of 4.4% and REO discount of 30.3%. The average Non-REO DOM  is 16 days. Appraisal indicates trends as stable with marketing times of more than  180 days.  1004MC shows sales activity in the last quarter with an average of
72  DOM.  REO activity in the area  not considered significant according to report and conﬁr med  by .
Subject Analysis:
The location is suburban and aerial shows no issues surrounding the subject that would  impact value or marketability. Subject is a 4 bedroom 3.1  bath single family home containing 2574 square feet of living area built in  1998.  Property was reported in average [C3]
condition and verified by attached photos.  No repairs required, noted or observed in the report. GLA conﬁr med  by the sketch. Subject is a waterfront property on the Gulf.
Sale and Listing History Analysis:
Purpose of the report was for a purchase.  Property was listed for $949,000 per appraisal and MLS conﬁr ms  the listing and sale.  Public records were not available to verify subject sales history. Comps sales data all veriﬁed  but only through MLS.  Public records were not available.
Appraisal Analysis and Deficiencies:
Effective date of the appraisal is in  the amount of $895,000, as-is. GLA is adjusted at $50 per sf. Comps 2 & 3 are dated over 6 months. Comp 1  is slightly smaller and a more dated sale.  Comp 2 is a larger home on the same street and also dated. Comp 3 is over a mile and also slightly larger in living area.  Listing comps 4 & 5 are near the subject.  No other deﬁci enci esor items requiring additional commentary noted on the report.
Market Sales Analysis:
An additional comp was located in the same area, with 3028 sf GLA,  built in 2006 selling $800,000..
Review Conclusion:
Comp  1  is the most recent sale but more distant supporting a lower value. Comp 2 is a much larger home and a dated sale and indicates a lower value.  The supplemental comp located  is larger and  newer and the  unadjusted sale price indicates a lower value. The ﬁnal  OA value is considered to be just slightly overstated by the comps selected.
Eligibility Issues and Recommendation:
No further review recommended.  Eligibility Alert:  No eligibility alert
																																			$895,000
300000304	$500,000	$680,000	$680,000	09/11/2014				None					$640,000	-$40,000	-5.88%		12/09/2014	None					None					None					Yes
The Vendor reports the subject's blockgroup increasing in value 1.6% over the prior 6 months, and increasing in value at 2.7%
over the prior 1  year. The OA reports the subject's market as "stable" in value.  Vendor REO Saturation data indicates that 11.2% of the sales over the last 90 days in the subject's tract were REO; the national average is 18.0%. The subject's increasing market is not a risk to the collateral.
Subject Analysis:
The subject is a 72323.1,  3,740 sf,  1.5 story, 61  year old SFR, that has been extensively remodeled and  updated, supported via the appraisal commentary and interior photos provided.  Rear golf course view.  No external obsolescence noted in the appraisal,  nor in the aerial photos provided.  No subject risk indicators appear warranted.
Sale and Listing History Analysis:                                                                                                                                                                                                                                                                                                                       MLS info did  not report a sale (within prior 36 months) or listing (within prior 12 months) of the subject that was not reported  in the appraisal.
MLS info did  not report a sale or listing of an OA comp within the prior 12 months that was not reported  in the appraisal. The appraiser analyzed and commented on any prior sale or listing of the subject (36 months/12 months) and the comparables (12 months). The comparable sales were veriﬁed  in the MLS (except for comps 3 and 5); and public records (except for comps 3, 4, and 5). There were no signiﬁcant  discrepancies between the OA and the MLS and public records regarding sale dates/prices.
Appraisal Analysis and Deficiencies:
Comp 3 is distant (>1  mi). Comps 1  and 2 are dated transfers (>6 months). Comp 5 is a ranch (one story) design home;  market preference versus  1.5 story (subject);  no downwards adjustment reported  in the grid. Comps 3 and 4 are reportedly one year old homes; -$6k adjustments are too low and should  be larger in this price class.  Differences in GLA adjusted at $10/sf; this is signiﬁcant ly too low for this price class; adjustments should  be significantly larger (=>$50/sf). Comps 3, 4, and 5 are much larger than the subject;  much larger downwards GLA adjustments are warranted.
Market Sales Analysis:
R1  ($530k)  is  much  smaller in  GLA than  the subject,  with  a  large  upwards size adjustment warranted.
Review Conclusion:
The OA comps ($671 .8k, $696.9k, $674.2k, $694.4k, $685.7k) overall bracket the subject's major amenities, 4 of the 5 are located within  1 mile from the subject, and overall they appear to be good indicators of value for the subject.  However, comp 5 should be adjusted downwards for its market preferred ranch design, and comps 3, 4, and 5 should have much larger downwards GLA adjustments. Comps 3 and 4 should have larger downwards age adjustments.  R1  ($530k), with a very large upwards GLA adjustment,  has been given nominal consideration due to minimal amenity information for this property.  However, a lower estimated subject value is warranted,  based  primarily on the lower adjusted sale  prices of OA comps 3, 4,  and  5.
Eligibility Issues and Recommendation:
No eligibility issues noted. Additional  review is not recommended as the estimated  reviewer value is within  10% of the OA value.

MLS info did  not report a sale (within prior 36 months) or listing (within prior 12 months) of the subject that was not reported  in the appraisal.
																																			$680,000
300000303	$544,000	$680,000	$685,000	09/15/2014				None					$685,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The market conditions in the subject market per the effective date of interior appraisal were stable with an average marketing time of 3-6
months. According to Vendorretro   report, the year over year report shows an increase of 4.5%, the 6 month report shows an increase of 1.5% and the quarterly report shows an incline of 0.4%.  REO saturation was 8.8% which was below the national average. The market was not considered  REO driven.
Subject Analysis:
The subject property is a colonial style home built in 2004 that contains 1  bedrooms and  1.5 bathrooms with 2048 sf of GLA. The subject property is noted to be in good condition.  No deferred  maintenance was noted per the interior appraisal report. The interior appraisal did not note any positive or negative externalities associated with the subject location which is congruent with aerial imagery of the subject.
Sale and Listing History Analysis:
MLS sheets are not provided for any of the comparables in the OA. Comps  1  and 3-6 are still veriﬁed through MLS. Comp 2 lacks MLS sheet and MLS verification. Comp 6 is not veriﬁed through public records.
Appraisal Analysis and Deficiencies:
0A is completed for a purchase transaction. Comp 2 lacks MLS sheets and MLS veriﬁcation which is a data/verification source risk indicator. A proximity risk indicator is noted as comps 1-7 are over 1  mile from the subject. A timeliness risk indicator is noted for comp 5 having sold over 6 months prior to effective date of 0A. The comps used in the OA appear to be the best available. They are all in the same marketing area as the subject. They are similar in construction quality and condition to the subject, and the GLA of the subject is adequately bracketed.  Line,  net and gross adjustments are within recommended guidelines.
Market Sales Analysis:
There is a substantial variance in sales prices of supplementary sales and the supplementary sales cannot be relied upon for comparison to the subject property. This is because the  majority of supplementary sales are lacking pertinent physical traits, primarily GLA.  MLS sheets are not provided for the supplementary sales.  Fortunately, the OA provides multiple good comparable sales so no supplementary sales are needed for additional support.
Review Conclusion:
The interior appraisal report is given high reliability with moderate risk indicators.  No support for alternate value is needed as value in interior appraisal report is reliable.  Risk indicators are noted for data/veriﬁcati on sources.  Risk indicators are noted for comp proximity and comp timeliness.
Eligibility Issues and Recommendation:
No eligibility issues with the 0A are noted. A ﬁel d review is not recommended.
																																			$685,000
300005518	$608,000		$820,000	09/29/2014				None					$820,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased 1.3% during the past 90 days, 3.4% during the past 6 months and 9.1%
during the past year, prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 2.3% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven. The typical sale time on market for the subject county at the time of the appraisal was 49 DOM; the appraisal indicated the marketing time was 3
- 6 months.
Subject Analysis
The subject is a 71 year old single-family home located in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs. Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data was verified by the MLS and could not be verified by public records. Comps 1 sales history could not be verified by the MLS and comps 4 and 5 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 3 months. All comps are located
1.32 miles or less from the subject. The appraisal adjustments for GLA are low. The gross adjustments are 7.4% or less. The subject's basement was not bracketed by the sales comps.
Market Sales Analysis
Sales R1, R2 and R3 have similar GLA, are located .66 miles or less and sold within 6 months of the inspection date. The supplemental sales are similar to the appraisal sales in GLA, inferior in timeliness and superior proximity.
Review Conclusion
The subject appears to be adequately described. The supplemental sales support a value of $820,000 and is within 10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above. No field review is recommended.
																																			$820,000
300008407	$675,000		$920,000	09/23/2014				None					$920,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market area of the subject was not REO-driven on the effective date of the appraisal per  data provided to the Review Appraiser.
The original appraisal reports that the market was stable as of the effective date of the appraisal. Information obtained from the Clear
Capitol  in the market area of the subject showed a 9.9% increase over the 12 month period, a 3.7% increase over the 6 month period and a 1.6% increase over the 3 month period prior to the effective date of the OA.
Is the subject property accurately and adequately described?
The subject is an approximately 2,053 sf, single-family residence located in a rural-residential area of CA on a 7.3 acre site with a private well, a septic system and an actual age of 29 years, reported to be in overall C3 condition per appraisal. No functional or external obsolescence was noted in the appraisal or in the photos; no necessary repairs were noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per OA, the subject has not been listed for sale or sold within 36 months of the effective date of the appraisal. No sales were found for the comparable properties utilized in the appraisal report for the previous 12 months leading up to the effective date of the report. No discrepancies exist between the sale and listing history reported on the appraisal and the MLS data provided. The purpose of the appraisal was for refinance purposes. There is no MLS transfer history for Comps 5 and 6 provided to the Review Appraiser.
Were the comparables adequately selected, analyzed and accurately presented?
The appraiser utilized recent sales to bracket the dominant features of the subject which are considered to be gla, site size, age and condition. With consideration to the lack of comparable sales, the comparable properties provided on the OA are considered to be the best indicators of market value on the effective date of the appraisal. The $25/sf gla adjustment utilized in the report is considered to be very conservative for the market area of the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; the value conclusion of the original appraisal is found to be reasonable and adequately supported on the effective date of the appraisal. No significant deficiencies were found in the OA. Comps R1-R2 are provided for additional consideration. They exceed a 20%
variance in gla, chosen for a lack of more similar sales. Adjusted for gla and and for site size, they provide additional support for the value conclusion.
Final appraisal analysis and deficiencies summary:
Comp 1's sales date exceeds 6.0 months. Comps 3, 4 and 6 have gla variances that exceed normally acceptable parameters. There is no
MLS transfer history for Comps 5 and 6 provided to the Review Appraiser. The subject is located in a rural-residential area of CA per
OA; all comps are located over 1.0 mile from the subject property. The $25/sf gla adjustment utilized in the report is considered to be very conservative for the market area of the subject.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review is recommended for the appraisal of subject property.
																																			$920,000
300005515	$550,000	$1,250,000	$1,250,000	10/13/2014				None					$1,250,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The OA was a agency 1004 for a purchase and indicates that the market was stable at the effective date of appraisal.
Retrospective Home Data indicates that property values have increased in the past year 5.6% and 1.0% in the last 6 months.
REO Saturation Data Index indicates that 3.8% of the sales in the subject's tract over the past 90 days have been REO sales, indicating that the market was not REO driven.
Subject Analysis
As stated in the OA the subject property was improved 2 story Contemporary Style quality home containing 2 bedrooms/2.2 baths/fireplaces/pool/wood fence/sprinkler system with 2 car garage attached. Per OA the subject property was approximately 7 years old and considered to be in good (C3) condition. Aerial view did indicate that the subject property was in close proximity to a airport.
Sale and Listing History Analysis
Per OA the subject property was currently under contract for $1,250,000. Per OA and MLS the subject property was offered in MLS for ; DOM 40. MLS sales and listing history was available to review appraiser through
 (MLS). OA sales and listing A8 were verified in MLS. The subject, listing and OA sales were not confirmed in PR's. No additional sales are found for the remaining comps for the previous 12 months leading up to the effective date of the appraisal other than those noted
in OA.
Appraisal Analysis and Deficiencies
OA sales and listing A8 were verified in MLS. The subject property was bracketed by age and size. OA sale A3 was considered the best value indicator due to proximate, view, location, design, condition, quality of construction and half bath count. OA sale A4 was considered the best value indicator due to recent sale date, proximity, view, location, design, quality of construction, effective age, condition and 2 car garage. The following deficiencies were noted: Externalities were noted due to subject's close proximity to a airport, however was not cited in OA. OA sale A2 was located over 1 mile away from the subject property. OA sales A3 and A6 closed over six months prior to the subject's effective date of OA, however due to increasing market values was not considered detrimental to market value approach.
Market Sales Analysis
The supplemental sales are indicative of the wider range of comparable sales. However, due to variances in amenities (effective age/GLA/quality of construction) were not considered reliable indicators of value. There are additional supplemental sales that are more proximate to the subject property, however were considered inferior and/or superior in effective age, GLA, quality of construction and were not considered reliable indicators of value. The OA comps are the most competitive sales and listing in the area.
Review Conclusion
The OA comps appear to be reasonable comps for the subject's market area. OA sale A3 was considered the best value indicator due to proximate, view, location, design, condition, quality of construction and half bath count. OA sale A4 was considered the best value indicator due to recent sale date, proximity, view, location, design, quality of construction, effective age, condition and 2 car garage. OA sale A1 was verified in MLS, proximate, recent, similar in view, location, design, condition, quality of construction, pool and 3 car garage. The reviewer's estimated value is $1,250,000. Note to Reader: An extraordinary assumption is made that appraisal under review contains credible factual information for the subject property, all comparables, and any market data contained in the review report.
Eligibility Issues and Recommendation
No eligibility alerts are noted. "Additional Review" is not recommended in this case.
																																			$1,250,000
300008405	$940,500		$1,254,000	11/07/2014				None					$1,254,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The Vendor report does not have any data for this market area. The OA indicates that the home is located in a suburban market area which is over 75% built up. The growth rate is stable. The property values are stable increasing. The supply and demand is an over supply. The marketing time is 3 to 6 months.
Is the subject property accurately and adequately described?
The property is a detached single family 3 story home. The home was built in 1998 on a 23,958 sf lot. The home has 6,413 sf with 14 rooms, 6 bedrooms, and 7 bathrooms. There is a 1,120 sf basement which is 100% finished. There are 2 fireplaces and a 3 car garage.
The description of the property is accurate. There are no negative external features which would impact the property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The OA was completed for a refinance of the property. This transaction for the home is not confirmed in the MLS and it is not confirmed in the public records. Comparable Sold #1 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #2 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #3 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #4 is not confirmed in the MLS and it was not confirmed in the public records. Comparable
Sold #5 is confirmed in the MLS and it was confirmed in the public records. Comparable Sold #6 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Listing #7 is not confirmed in the MLS and it was not confirmed in the public records.
Comparable Listing # 8 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Listing #9 is confirmed in the
MLS and it was not confirmed in the public records.
Were the comparables adequately selected, analyzed and accurately presented?
Six sold properties and three listings were used for the reconciled value of the home. The original sales prices and the adjusted values do bracket the value of the home. The net and gross adjustments are Agency compliant. The comparable sales are located over one mile from the home. Comparable's 4 and 6 are dated sales. The sales do not have basements. Comparable's 3, 5 and 6 are smaller in GLA. The supplemental sales are not located in the immediate area and vary greatly in GLA and do not support an alternative value for the property.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
YES; The value for the home is supported by the six sold properties used in the report. An alternative value is not supported for the property.
Final appraisal analysis and deficiencies summary:
There are no risk factors indicated for the subject. Any deficiencies to the report do not impact the value conclusion. The value is supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$1,254,000
300005514	$825,000		$1,100,000	08/19/2014				None					$1,100,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The 0A was a Agency 1004 for a reﬁnance   and  indicates that the market was stable at the effective date of appraisal.
Data indicates that property values have increased  in the past year 12.4% and 6.0% in the last 6 months.   Index indicates that 3.8% of the sales in the subject's tract over the past 90 days have been REO sales, indicating that the market was not REO driven.
Subject Analysis
As stated in the 0A the subject property was improved 2 story Traditional Style luxury quality home containing 4 bedrooms/4.1 baths/fireplace/wood fence with 2 car garage attached.  Per 0A the subject property was approximately 1  year old and considered to be in good (C2) condition. Aerial view did indicate that the subject property was in close proximity to  Airport and a
Lake.
Sale and Listing History Analysis
Per OA and MLS the subject property was not offered in MLS in the past year.  MLS sales and listing history was available to review appraiser through  NTREIS (MLS).  Per 0A the subject property transferred on 07/02/2013; SP was undisclosed.  No additional sales or listing history was found within the deﬁned time frame for the subject property. OA sales and listings A5 and A6 were veriﬁed  in MLS. The subject, listings and 0A sales were not conﬁr med  in PR's.  No additional sales are found for the remaining comps for the previous 12 months leading up to the effective date of the appraisal other than those noted  in OA.
Appraisal Analysis and Deficiencies
OA sales and listings A5 and A6 were verified in MLS. The subject property was bracketed by size and age. OA sale A2 was considered the best value indicator due to recent sale date, proximity, view,  location, design, condition, quality of construction, effective age and bedroom/bath count. OA sale A3 was also weighted due to recent sale date, proximity, location, view, quality of construction, condition, effective age,  bedroom count and 2 car garage. The following deﬁci enci eswere noted:  Externalities were noted due to subject's close proximity to Airport and a Lake,  however was not cited in OA.  Net adjustment exceeded  Agencyguidelines in OA sale A1,  Inadequate/Excessive Adjustments was noted.
Market Sales Analysis
The supplemental  MLS provided one additional sale that was considered  relevant to value conclusion.  R1:  ML. Supplemental sale R1  was veriﬁed  in MLS,  proximate, similar in view, location, quality of construction, condition, design, effective age, full bath count and
2 car garage.  Supplemental sale R1  has pool.
Review conclusion
The OA comps appear to be reasonable comps for the subject's market area. OA sale A2 was considered the best value indicator due to recent sale date,  proximity, view,  location, design, condition, quality of construction, effective age and bedroom/bath count. OA sale A3 was also weighted due to recent sale date, proximity, location, view, quality of construction, condition, effective age, bedroom count and 2 car garage.  OA sale A4 was veriﬁed  in MLS, recent,  proximate, similar in view, location, quality of construction, condition, design, effective age, bedroom/bath count and 2 car garage. The reviewer's estimated value is $1,100,000.  Note to Reader: An extraordinary assumption is made that appraisal under review contains credible factual information for the subject property, all comparables, and any market data contained  in the review report.
Eligibility Issues and Recommendation
No eligibility alerts are noted. "Additional Review" is not recommended  in this case.
																																			$1,100,000
300008404	$1,076,000	$1,345,000	$1,350,000	11/26/2014				None					None					$1,350,000	$0	0.00%	Agape Appraisal & Real Estate Services	03/26/2015	None					None					Yes	Field review provided supports appraisal value.	$1,350,000
300008403	$633,750		$845,000	12/15/2014				None					$845,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased 8.2% over the prior six months and 8.9% over the last year per Vendor. Not REO driven market.
Is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a new construction ranch with good appeal for the neighborhood. No external inadequacies are evident (proximity to non-residential/commercial use is considered to have no adverse impact). Appraised for a refinance. Value is subject to completion. Note: the building dimensions and GLA calculation were not provided on the sketch.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. No recent prior sales of the subject were noted. Comps 2-4 & 6 were verified in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research, although the data is noted to have a wide range in selling/listing price (considered a comparable risk indicator) and GLA. Comp 3 is distant but appears to be located in a competitive area. Comp 1 is a dated sale but the market has increased. Adjustments for age (made under condition) appear conservative. The other adjustments to the data appear reasonable. It is noted that the appraisal comps do not bracket the subject's age, but supplemental research did not uncover any similar sales of new construction for consideration.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. None of the provided supplemental sales are new construction similar in GLA to the subject and none of the sales have been selected accordingly. The research indicates that the appraisal comps were among the best available.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (distant/dated/unverified comps, wide range in price/GLA, lack of bracketing, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$845,000
300008402	$722,149		$990,000	10/30/2014				None					$990,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was stable,
+ 3.9% over the year, + 0.6% over the prior six months and + 0.1% over the prior quarter. The REO discount rate is 12.7% over the first quarter. The appraisal notes the subject's marketing times to be 0-90 days. All comps show DOM from 28, 40, 30, 41 and 88 days. The
REO saturation rate shows 8.3% over the last quarter in the zip code which shows the subject is not REO driven.
Is the subject property accurately and adequately described?
Yes. The subject is a 2 story, 3 bedroom, 2 bathroom, 2,378 sq ft, SFR built in 1952 with RV garage and area view. The subject is reported to be in C3 condition as of the effective date of the appraisal. No functional or external inadequacies are evident. No repairs were noted or required by the report or observed in the photos.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. Purpose of report was for a refinance. All MLS and public record information is consistent with the OA. The subject's prior sale was verified in the MLS. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. OA comp 4 exceed guidelines for net adjustment and OA comp 1 exceeds guidelines for gross adjustment. There are no other major deficiencies found and the appraisal appears to be reliable. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good indicators of value.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Supplementary MLS research revealed 1 additional sale within the subject's neighborhood. Although slightly dated, this comp is proximate and similar in location, age, design and appeal. When adjusted for differences, this comp is equal in representation of the subject's market and is similar to the subject's original appraisal comps. The OA value conclusion is adequately supported as of the effective date. All OA comps are proximate and similar in location, age, GLA, design and appeal. These comps are good indicators of the subject's value.
Final appraisal analysis and deficiencies summary:
The review is based on comps provided in the OA and supplemental comps located within the subject's market area. OA comp 4 exceed guidelines for net adjustment and OA comp 1 exceeds guidelines for gross adjustment. This is considered reasonable due to lack of similar comps in the subject's immediate market area. The OA appears to adequately address most aspects of the appraisal. There are no more inconsistencies between MLS, public records and the OA. The OA is deemed reliable.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$990,000
300008401	$1,762,500	$2,350,000	$2,400,000	10/16/2014	$2,350,000	1004	11/28/2014	None					$2,350,000	$0	0.00%		03/27/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraisal  reports that the market was increasing as of the effective date.  However,  based on Vendor, the market was in  incline,  -0.0% over the  last quarter and -0.0% over the  prior six months and  -0.1% over the prior year.
Is the subject property accurately and adequately described?
The subject is a SFR 2 story home reported to have 5 bedrooms, 5.1  bath, 6,289 sf and appears to in good condition,  in which is located in residential area as of the effective date of the appraisal. The subject was not veriﬁed through MLS are conﬁr m though public records.  No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No sales were verified through MLS confirm through ﬁr m public records no prior sale up to the date of OA.
Were the comparables adequately selected, analyzed and accurately presented?
Aerial imagery reveals that the subject is a located  interior lot. Comps  1  is inferior in lot size and coms 4,6 are superior in age. Comps 4,5 superior in condition.  No adverse influence to the subject property. All comparables are located 3 miles from the subject and appears to
have the same external inﬂence    as the subject.

u
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
All comparables from the 0A are similar in design and style, quality of construction and  utiliy to the subject and consider being good indicator of value.  Due to lack of resales of similar style design homes as the subject no additional alternate sale could  be found  leading up to the effective date.
Final appraisal analysis and deﬁci enci ess-           y.
Based on the on the OA reported sales that are similar in GLA, design,  utility and close to proximity to the subject a similar value conclusion was derived.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
No
Do you recommend an additional  review to be conducted on this appraisal?
No review is recommended.
																																			$2,350,000
300008399	$712,500	$950,000	$950,000	01/20/2015				None					$950,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market increased 2.5% over the prior six months and 7.1% over the last year per Vendor. Not REO driven market.
Is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a newer ranch with good appeal for the neighborhood. No external inadequacies are evident (proximity to traffic, railroad tracks and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. No recent prior sales of the subject were noted. Comps 3 & 5 were verified in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Appraisal comps 2, 4, 6 & 7 nearby the subject are given consideration and appear to be among the best available in consideration of the provided supplemental research. Comps 1, 3 & 5 are excessively distant and are unreliable. The data is also noted to have a wide range in GLA. Comps 4-7 are dated sales but the market has increased. Adjustments for lot size were missed and adjustments for GLA appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted selling/listing price range of the data. The provided supplemental sales are older homes smaller in GLA, with no similar newer construction sales provided for consideration. None of the sales have been selected accordingly. The research indicates that the appraisal sales were among the best available.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (distant/dated/unverified comps, wide range in
GLA, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$950,000
300008398	$1,000,000	$1,375,000	$1,375,000	12/19/2014				None					$1,375,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Vendor  Sales indicated a +1.2% in values for the prior 12 months, a +0.3% in the prior
6 months and a +0.1% in values for the most recent quarter as of the effective date. VendorREO Saturation data indicated that
20.3% of the sales over the prior 90 days in the subject's Tract were REOs. REO and Short Sale activity is present in the market however not a significant value factor. The OA reports that market values were stable as of the effective date.
Is the subject property accurately and adequately described?
The subject is reported as a 7/3/4.1 39 year old 1-level Condo with no upgrades. The subject is a corner unit on high floor with unobstructed of the  city views that highly contributes to value in this market. The subject was reported to be in C3 good condition as of the effective date of the appraisal. Photos support C4 average condition with dated kitchen, baths, flooring and not recent updating. Aerial imagery reveals that the subject is located in the well sought after  high rise building in the heart of shopping, restaurant district. The unit size is at the higher range of predominate condo units in the market however, not an over-improvement for this building. No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The subject was listed for sale  at $1,595,000; reduced  $1,495,000; pending. Subject's list history was stated however, analysis commentary was omitted. The OA was completed for a purchase transaction. A contract noted as reviewed dated 12/09/2014 no noted concessions. MLS and Public Records research did not reveal any additional prior listings or sale transfers of the subject property for the three years prior to the effective date of the appraisal. OA comps 1-3 were MLS and Public
Record verified. OA Listing comps 4 & 5 were MLS verified as of the effective date. Comp 4 closed subsequent to the effective date on of  $1,387,000 and comp 5 had a price reduction of $1,395,000. Comp sale/list history analysis commentary was omitted. Public Record research did not reveal any prior sale transfers for OA comps for the 12 months prior to the effective date of the appraisal.
Were the comparables adequately selected, analyzed and accurately presented?
OA comps are all located within the subject's building on high floors that bracket the subject's view, condition/updates, GLA and bath attributes. No high gross or net adjustments were noted, and no line items exceeded 10%. Comp 3 has less updates/upgrades than comps
1-2 and condition adjustment may be slighlty overstated. Comp 5 has dated kitchen and bath and condition adjustment may not have been necessary. These suggestions will not negatively impact value only tighten adjusted price range. Comp 3 lower than typical DOM, variance in listing price and lower than typical sale price was not analyzed and considered for value. OA report displays acceptable appraisal methodology and remaining adjustments are supported by OA commentary and MLS research. No significant deficiencies were apparent.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Supplementary CMA did not provided any additional competitive sales within the subject's building other than what was utilized in the OA.
Reviewer located an additional sale located  for $1,300,000 with same view as the subject that is an inferior layout 2/3.5 unit with 3140sf that was MLS reported as "Priced to Sell" with low DOM. This comp along with very similar OA comp listing 4 that sold subsequent of the effective date to  $1,387,000 provide a support range for OA estimated value.
Final appraisal analysis and deficiencies summary:
No functional or external inadequacies of the subject are evident. OA report displays acceptable appraisal methodology and most adjustments are supported by MLS research. OA comps are good representatives of the subject's market. Comp 4 is a matched pair unit with same view, same condition which sold subsequent to the OA effective date for $1,387,000 that provides strong support for subject's contract/sale price and OA estimated value. Based on Vendorresearch, OA value of $1,375,000 appears supported and analysis does not reveal significant deficiencies. The OA is noted for the following risk indicators: (Condition) - Subject's condition rating is not well supported by photos provided. (Lack Of Sale/List History Analysis) - Subject and comps sale and listing history were stated however, analysis commentary was omitted. (Inadequate/Excessive Adjustments) - Comps 3 & 5 condition adjustments appear overstated.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional review is not recommended.

No, an additional review is not recommended.
																																			$1,375,000
300005512	$615,200	$769,000	$770,000	10/28/2014				None					$770,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased  1.5% during the past 90 days, 4.2% during the past 6 months and 8.0%
during the past year,  prior to the inspection date for the appraisal; the appraisal indicates that the market trends were increasing. Current saturation data indicates that 16.0% of the sales during the past 90 days have been REO sales, indicating the market is not REO driven.
The typical sale time on market for the subject county at the time of the appraisal was  1  DOM; the appraisal indicated the marketing time was under 3 months.
Subject Analysis
The subject is a  14 year old sing|e—fami|y home located  in a conforming neighborhood. The subject is described as being in C2 or very good condition, with no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data was veriﬁed  by the MLS and could not be verified  by public records. All comps‘ sales histories were verified by the
MLS and comps 4 and 5 could  not be veriﬁed  by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C2 or very good condition. All comps sold during the past 7 months. All comps are located  1.18 miles or less from the subject. The appraisal adjustments appeared to be adequate The gross adjustments are  11.4% or less.
Market Sales Analysis
No supplemental sales were selected as the provided sales were too dated or due to the difﬁcult y in determining the quality of construction and condition of these sales.
Review conclusion
The subject appears to be adequately described. The appraisal sales support a value of $770,000 and  is within  10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above.  No ﬁel dreview is recommended.
																																			$770,000
300005511	$1,499,999		$2,020,000	09/24/2014				None					$2,020,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends increased  .2% during the past 90 days,  .9% during the past 6 months and 4.8%
during the past year,  prior to the inspection date for the appraisal; the appraisal indicates that the market trends were stable. Current saturation data indicates that 9.9% of the sales during the past 90 days have been REO sales,  indicating the market is not REO driven. The typical sale time on market for the subject county at the time of the appraisal was 7 DOM; the appraisal  indicated the marketing time was 3 —
6  months.
Subject Analysis
The subject is a 25 year old sing|e—fami|y home located  in a conforming neighborhood. The subject is described as being in C2 or very good condition, with no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities.  No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data could not be verified  by the MLS and public records.  Comps 4, 6, 8 sales histories could not be verified by the MLS and comps 5, 7, 8 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C2 or very good condition. All comps sold during the past 11  months. All comps are located 2.53 miles or less from the subject; only three of the comparables are located within one mile of the subject. The appraisal adjustments for GLA are low and high for view, condition. The adjustments for the basement appeared to be high or inconsistent The gross adjustments are  16.5% or less.
Market Sales Analysis
Sales R1,  R2 and  R3 have similar GLA, are close in proximity and sold within 9 months of the inspection date.
Review conclusion
The subject appears to be adequately described. With the addition of comparables and  reliance on  R1  and A1  as the most significant comparables, a value of $180,000 and  is within  10% of the subject's estimate of value.
Eligibility Issues and Recommendation
There are no eligibility issues as described above.  No ﬁeld review is recommended.
																																			$2,020,000
300008396	$752,000	$940,000	$950,000	12/17/2014				None					$950,000	$0	0.00%		03/19/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The Vendor Index indicates that for the last 90 days the market has improved by .6% , for the last 6 months the market has improved by 2.2% , and for the year the market has improved by 4.8% . The REO Saturation index for the State is 9.4%. The National average is 17.9% . This is not an REO driven market area. The OA indicates that the home is located in a suburban market area which is
25 to 75% built up. The growth rate is stable. The property values are stable. The supply and demand is in balance. The marketing time is over 6 months.
Is the subject property accurately and adequately described?
The home is a detached single family 1.5 story home built in 1999 on a 43.98 acre lot. The home has 3,255 sf with 7 rooms, 3 bedrooms, and 4 bathrooms. There is one fireplace and a 3 car garage. The home has radiant heat. The property has a caretaker's quarters.The description of the property is accurate. There are no negative external features which would impact the property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The OA was completed for a purchase of the property. This transaction for the home is not confirmed in the MLS and it is not confirmed in the public records. Comparable Sold #1 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #2 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #3 is not confirmed in the MLS and it was not confirmed in the public records.Comparable Sold #4 is confirmed in the MLS and it was not confirmed in the public records. Comparable
Sold #5 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Sold #6 is not confirmed in the MLS and it was not confirmed in the public records. Comparable Listing #7 is not confirmed in the MLS and it was not confirmed in the public records.
Comparable Listing #8 is not confirmed in the MLS and it was not confirmed in the public records.
Were the comparables adequately selected, analyzed and accurately presented?
Six sold properties and two listings were used for the reconciled value of the home. The original sales prices and the adjusted values do bracket the value of the home. The net and gross adjustments are exceeded and not Agency compliant. Comparable's are located over one mile form the home. The lot sizes are similar and distance between properties is to be expected. The GLA of the properties vary.
Comparable 4 is the most similar in size to the subject. Comparable 3 has a horse barn similar to the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
YES; The most similar properties to the subject were used in the report. The supplemental sales appear to be of a different price point and not similar to the subject. An alternative value is not supported for the property.
Final appraisal analysis and deficiencies summary:
Any deficiencies to the report are not significant and do not impact the value of the home. The six sales do support the value for the property. This market appears to be more rural than suburban.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$950,000
300008395	$564,000	$705,000	$710,000	11/11/2014				None					$710,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The original appraisal (OA) report indicated that property values were stable with a balanced demand and under 90 days marketing time. Vendor Index with a 18.9% increase in value over the past year which has decreased to a 8.5% over the past quarter. REO saturation remains low, indicating the market is not REO driven.
Is the subject property accurately and adequately described?
No. The subject is a detached SFR - PUD with average to good condition SFR's located near all major consumer services. The subject features are: 7626 SF lot, zoned residential planned development to which the subject is conforming and legal; 3060 SF GLA; 4 bed/2.1 baths; 3 fireplace; 3 car garage; and a pool/spa. It was built in 1986. Subject is in average condition. The subject appears to back the offramp from the nearby freeway as seen in "mountain view" photo in the OA. This was not mentioned on page 1 of the OA or in the additional comments, but location is described as "adverse" in the sales comparison grid and adjustments are applied. The rear wall of the property is described as having a large crack which is said to have no effect on the health and safety of the subject.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No. Comp 3 address is incorrect. Based upon public record (Redfin.com), the address should . This is supported by all the pertinent data and photos included in the OA. No MLS or public record could be found. All other comps were verified in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. The comparable sales utilized are acceptable; all comparables are similar dwellings and appear to be accurate representations for the subject property. The comps are similar in age, condition, utility and amenities. Adjustments were made in a consistent manner and appear to be supported by the market. Additional comparables were researched and found to be supportive of the comparables chosen. Comp 3 was significantly smaller than the subject but was included due to it having a similar adverse location. As previously mentioned Comp 3 appears to have an incorrect address .
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After review of the comparables supplied a value estimate of $710,000+/- is considered reasonable . Supplemental comparables were researched and were considered in conjunction with the original comparables in determining the value estimate.
Extraordinary assumptions were made in terms of interior condition/finishes, room count, GLA, etc. The most weight was put on Comps 1 for being the most similar overall, Comp 2 for being the most proximate, and comp 4 for being the most similar in size.
Final appraisal analysis and deficiencies summary:
The subject's adverse location was not sufficiently described, but was adjusted properly for in the sales grid. Comp 3 had an incorrect address. No other deficiencies were found. The comparable sales utilized are acceptable; most of the comparables are similar dwellings.
OA comps 1 was the most similar overall. Comp 2 was the most proximate, and Comp 3 had a similar adverse location, and Comp 4 was the most similar in size. Standard distances were utilized in comp selection and are considered reasonable when valuing homes of this nature. Amenity differences have been adjusted properly and are deemed customary for the area. Net/gross adjustments exceeded general guidelines (15%/25%) in some cases due to the subject's view amenity and adverse location.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No further review recommended.
																																			$710,000
300005509	$670,545	$838,182	$840,000	08/20/2014				None					$840,000	$0	0.00%		01/26/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
 indicates 0.9% increase over the past 12 months,  1.4% decrease over the past 6 months, and a  1.1% increase over the past quarter.
REO saturation is  16.5% in the past quarter,  17.5% in the past 2 quarters, and  18.2% in the past 3 quarters. The market was accurately described and  indicated to be stable.
Is the subject property accurately and adequately described?
The subject is an 5298 sf 2 story SFR indicated to be in C1  condition. Photos support C1  condition; the subject is new construction and was appropriately appraised "subject to" completion. The subject has a residential view which was correctly reported.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The OA accurately reported the transfer history of the subject and all comps. All comps were marketed on  MLS with the exception of Comp
#7 which was not located  by supplemental research.
Were the comparables adequately selected, analyzed and accurately presented?
The OA relied on comps within a 2.38 mile radius of the subject, within 9 months of the effective date. All salient features/physical characteristics were appropriately bracketed with the exception of age (however Comps #1  and #2 appear to be new construction,  both indicated to be  1  year,) and utility, which the OA applied subjective adjustments to. The quality of the appraisal work is average.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
The OA provided a well supported value conclusion utilizing average quality appraisal methodology with a value conclusion well supported by Comps #1—#4 included in the appraisal which sufﬁci ent lysupport the value conclusion.
Final appraisal analysis and deﬁci enci ess-           y.
Subjective adjustments applied for utility are very conservative. The 0A was well supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
I   agree   with   the   final   value   conclusion.
Do you recommend an additional  review to be conducted on this appraisal?
Additional review not recommended.
																																			$840,000
300000301	$500,000	$630,000	$630,000	08/25/2014				None					$630,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
The market is stable according to the appraisal. The market increased 2.9% over the prior six months and 3.7% over the last year per Clear
Capital .
Subject Analysis:
The subject is an average quality two story with good appeal for the neighborhood. The subject is reported in good condition as of the effective date of the appraisal, with updates noted. No external inadequacies are evident (proximity to park, railroad tracks, expressway and non-residential/commercial use is considered to have no adverse impact). Appraised for a purchase.
Sale and Listing History Analysis:
The subject was not verifiable in MLS. No public records were found for the subject. MLS research did not reveal any prior listings or sales over the previous 36 months leading up to the effective date of the report. The comps were verified in MLS. No additional sales were found for the report comps for the previous 12 months leading up to the effective date of the report other than those noted in the appraisal. Comps
2 & 3 were verified in public records. The other comps were not verifiable in public records.
Appraisal Analysis and Deficiencies:
The appraisal comps are competing style homes in the subject's area. The data is current and proximate. Adjustments for GLA and lot size appear unreasonably conservative. The other adjustments to the data are reasonable and individual, net and gross adjustments are within guidelines. After revision of the adjustments value would still be reasonably supported within the adjusted selling/listing price range of the data.
Market Sales Analysis:
The selected supplemental sale is among the more recent that were not used in the appraisal and appears to be a similar appeal neighborhood home. The data is supportive of the value range concluded in the appraisal. It is noted that the opinion of value expressed in the appraisal is within the unadjusted selling price range of the provided supplement sales.
Review Conclusion:
The appraisal comps are relevant and the supplemental data appears supportive. Based on the review research, analysis of the appraisal data, and consideration of the current market conditions, value is adequately supported within a reasonable range.
Eligibility Issues and Recommendation:
Eligibility issues: None. Recommendation: No additional review recommended.
																																			$630,000
300000300	$775,684	$969,605	$970,000	08/14/2014				None					$970,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
Per the OA the subject market was increasing . Based on Vendor for the year 2014, the market was in declining,Down -
1.5%Down - 0.8% Down - 0.3% in the last year, prior six month and last quarter respectively.
Subject Analysis:
The subject is a 3.5 story townhouse built in 2014 with 3 bedrooms and .1 bathrooms with sqft of GLA. The subject was reported to be in average condition as of the effective date of the appraisal. No functional or external inadequacies are evident. The subject is reported to have a residential view which appears to have been adequately accounted for in the grid.
Sale and Listing History Analysis:
Per MLS the subject sold for $969,605. No MLS or public records were found for comp 1. Comps, 2 and 3, were verified through public records and verified through MLS. Comps 4, 5 and 6 were verified through MLS only. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report other than those noted in the appraisal.
Appraisal Analysis and Deficiencies:
Aerial imagery reveals that the subject maintains a residential view. The comps chosen were located within 1 mile and were similar to the subject with regards to size, age and amenities. No high gross or net adjustments were noted, and no line items exceeded 10%.This appraisal is made subject to completion.
Market Sales Analysis:
Supplementary MLS research provided revealed 1 additional sale within the subject's immediate neighborhood similar in size, view, amenity, and age. This additional sale along with the 6 comps within the OA support the original valuation.
Review Conclusion:
The final estimate of value was found to be well supported by the comps chosen within the report and were supported by the supplemental comps supplied.
Eligibility Issues and Recommendation:
Eligibility Alert: No Eligibility issues were noted. Recommendation: No Field Review
																																			$970,000
300000299	$579,000	$780,000	$772,000	09/17/2014				$772,000	$0	0.00%	Jeffrey Richards	1/2/2015	None					None					None					None					Yes	Desk review provided supports appraisal value.	$772,000
300005504	$675,000	$900,000	$1,025,000	10/13/2014				None					$1,025,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Index indicated the subject's tract had decreased 1.4% over the past 6 months and increased 5.8% over the previous year. VendorREO Saturation data indicated that 22.9% of the sales over the last quarter, in the subject's tract, were REOs, indicating the area was not REO driven. The OA stated that property values were stable, demand/supply was in balance, and that the marketing time was under 3 months.
Subject Analysis
Per OA, the subject was reported as an SFR in a suburban neighborhood. It was also reported to be a 2 level styled structure that was built in 1988. The OA reports the property in "good (C3) " condition. There were no negative externalities or deficiencies affecting the subject in the report.
Sale and Listing History Analysis
The subject was verified with MLS. All comps were verified with the MLS and public records, with the exception of Comparables 5 and 6 which were not verified through public records.
Appraisal Analysis and Deficiencies
The OA was performed for a purchase transaction. The description of the subject appears to be accurate. Comparables provided in the OA were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the OA. The gross and net percentage indicators are within the secondary market guidelines.
Market Sales Analysis
Comparables in the OA were the most similar in age, GLA, and proximity. OA comps appeared relevant and reliable. 5 additional properties were selected that were also relevant to the subject property.
Review Conclusion
Comparables chosen in the OA appeared appropriate, proximate and relevant. Additional properties were selected that were relevant to the subject property. Indicated value in the OA is supported by the OA comps and supplemental data.
Eligibility Issues and Recommendation
Eligibility Issues: None. Recommendation: No Field Review recommended.
																																			$1,025,000
300008391	$520,000		$1,205,000	10/06/2014				None					$1,205,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions are accurately and adequately described. Per the OA reports indicates the subject is located in an increasing market. According to the Vendor the subject is located in an increasing market that has increased +2.9% over the past year,
+2.1% over the past 6 months, and increased +1.3% over the past quarter. According to the  report the subject market's REO saturation, REO discount, and DOM are below the national average.
Is the subject property accurately and adequately described?
The subject property has been adequately described and is consistent with OA photos. The subject property is a 2935 sqft., 3 bedroom,
3.0 bathroom SFR built in 1949 with a lot size of 10,125 sqft. According to the OA report the subject has been updated within the past one to five years and is in good condition. The subject has amenities that include: a fireplace, porch, patio, pool/spa, hardwood flooring, tile flooring, and granite counters. Per aerial Google Maps and Google Earth imagery the reviewer found no apparent externalities that may adversely impact the marketability of the property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There were no discrepancies found between the MLS research and the OA report. Comps 1,5,6, and the subject's transaction history could not be confirmed according to public records. The subject's transaction history could not be confirmed according to MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparables utilized in the OA report were adequately selected, analyzed and accurately presented. The reviewer gave weight to
OA C1 which is a closed standard sale that is located within close proximity to the subject and is similar in age, lot size, condition, bedroom count, and has a similar pool/spa. C1 was adjusted for inferior bathroom count, and gross living area. Weight was also given to C5 which is an active standard sale listing that is similar in location, condition, and bathroom count. C5 was adjusted for inferior GLA, superior bedroom count, and superior cabana amenity.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion of the appraisal under review is reasonable and adequately supported as of the effective date of the appraisal.
The OA value conclusion is further supported by R1 which is a closed standard sale that is similar in age and bed/bath count. R1 was adjusted for its inferior GLA, condition, lot size, and superior location.
Final appraisal analysis and deficiencies summary:
The reviewer agrees with the value concluded in the initial OA report. The OA report does not lack sufficient data verification and disclosure of sale/list history and as a result there was no apparent risk that may compromise the overall reliability of the report. The OA report is deemed credible based upon the relevant sales and adjustments that reflect accurately the current market value of the subject property.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
The reviewer does not recommend an additional review be conducted on the OA report.
																																			$1,205,000
300008390	$648,750	$865,000	$865,000	11/15/2014				None					$865,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions are accurately and adequately described. Per the OA reports indicates the subject is located in an increasing market. According to the Vendor the subject is located in an increasing market that has increased +6.5% over the past year,
+2.5% over the past 6 months, and increased +1.3% over the past quarter. According to the  report the subject market's REO saturation, REO discount, and DOM are below the national average.
Is the subject property accurately and adequately described?
The subject property has been adequately described and is consistent with OA photos. The subject property is a 2032 sqft., 3 bedroom,
4.0 bathroom condominium built in 1980. According to the OA report the subject has not been updated within the past 15 years and is in average condition. The subject has amenities that include: a fireplace, tile flooring, and a patio. Per aerial Google Maps and Google Earth imagery the reviewer found no apparent externalities that may adversely impact the marketability of the property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There were no discrepancies found between the MLS research and the OA report. Comps 1,5,6, and the subject's transaction history could not be confirmed according to public records. Comp# 6's transaction history could not be confirmed according to MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparables utilized in the OA report were adequately selected, analyzed and accurately presented. The reviewer gave weight to
OA C1 which is a closed standard sale that is similar in age, GLA, condition, and bedroom count. C1 was adjusted for inferior bathroom count, common amenities, and superior location.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion of the appraisal under review is reasonable and adequately supported as of the effective date of the appraisal.
The OA value conclusion is further supported by three supplemental sales that bracket the subjects, GLA, age, and bedroom count. Weight was also given to OA C5 which is a closed standard sale located within a competing project. C5 was adjusted for its superior condition,
GLA, view, and inferior common amenities.
Final appraisal analysis and deficiencies summary:
The reviewer agrees with the value concluded in the initial OA report. The OA report does not lack sufficient data verification and disclosure of sale/list history and as a result there was no apparent risk that may compromise the overall reliability of the report. The OA report is deemed credible based upon the relevant sales and adjustments that reflect accurately the current market value of the subject property.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
The reviewer does not recommend an additional review be conducted on the OA report.
																																			$865,000
300008388	$1,940,625	$2,587,500	$2,590,000	11/13/2014				None					$2,590,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market conditions are accurately and adequately described. Per the OA reports indicates the subject is located in a stable market.
According to the Vendor the subject is located in an increasing market that has increased +8.8% over the past year, +2.0% over the past 6 months, and increased +0.7% over the past quarter. According to the  report the subject market's REO saturation, REO discount, and DOM are below the national average.
Is the subject property accurately and adequately described?
The subject property has been adequately described and is consistent with OA photos. The subject property is a 5613 sqft., 5 bedroom,
5.1 bathroom SFR built in 2006 with a lot size of 4.76 ac. According to the OA report the subject has not been updated within the past one to five years and is in good condition. The subject has amenities that include: three fireplaces, porch, built ins, commercial grade kitchen appliances, in-ground spa, wine cellar, patio, hardwood flooring, tile flooring, and granite counters. Per aerial Google Maps and Google
Earth imagery the reviewer found no apparent externalities that may adversely impact the marketability of the property.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
There were no discrepancies found between the MLS research and the OA report. Comps 4,5,6, and the subject's transaction history could not be confirmed according to public records. Comp# 4's transaction history could not be confirmed according to MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparables utilized in the OA report were adequately selected, analyzed and accurately presented. The reviewer gave weight to
OA C3 which is a closed standard sale that is located within the subject's immediate neighborhood. C3 is similar in age, condition, and bedroom count. C3 was adjusted for inferior lot size, superior GLA, bathroom count, F/P count, garage count, superior outdoor kitchen, and pool. Weight was also given to OA C4 which is an active listing located on the same street as the subject property. C4 is similar in condition, age, and bedroom count. C4 was adjusted for inferior lot size, superior GLA, bathroom count, inferior garage count, superior pool, and outdoor kitchen.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The value conclusion of the appraisal under review is reasonable and adequately supported as of the effective date of the appraisal.
The reviewer chose not to utilize any of the supplied supplemental sales since the majority are either significantly inferior in GLA and lot size and or currently utilized in the OA report.
Final appraisal analysis and deficiencies summary:
The reviewer agrees with the value concluded in the initial OA report. The OA report does not lack sufficient data verification and disclosure of sale/list history and as a result there was no apparent risk that may compromise the overall reliability of the report. The OA report is deemed credible based upon the relevant sales and adjustments that reflect accurately the current market value of the subject property.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
The reviewer does not recommend an additional review be conducted on the OA report.
																																			$2,590,000
300008384	$885,000	$1,200,000	$1,200,000	01/13/2015				None					$1,200,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was increasing 0.3 percent in the last three months, decreasing 1.2 percent previous six months and 3.3 percent over the previous twelve months with REO saturation at 4.5 percent, noting that the market is not REO driven. Market is decreasing overall.
Is the subject property accurately and adequately described?
Yes, the subject is a 63 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional, or physical inadequacies are evident. Updates in less than a year noted for the kitchen and bathrooms. Per MLS and OA subject sold for $1,200,000,  listed for $1,175,000 1. No discrepancies noted. Subject located on a 8,850 sf lot, 4 bedrooms, 2 bathrooms, 1,900 GLA, deck, woods view, 2 car garage. The subject is located .7 mile from the ocean and .8 mile from a highway.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, no discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 6 and 7. MLS records available for all sales except sale 7.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparable sales were adequately selected, analyzed and accurately presented.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the appraisal is reliable report with a value of $1,200,000 supported. Most emphasis on appraisal sales 1, 2 and 6, due to similar attributes as the subject. No recent, additional and similar supplemental MLS sales could be located which have not already been utilized by the OA. OA provided sufficient similar sales to support OA value. Subject sold in 19 days, slightly above list price; emphasis on updating of the subject in less than a year for the kitchens and bathrooms. MLS sales within the last 180 days and in subject's market not chosen due to lack of very recent updating.
Final appraisal analysis and deficiencies summary:
Moderate risk indicator due to location near a highway, due to exceeding 25% GLA guidelines adjustments for sales 1, 2, 4 and 5, due to proximity beyond one mile for sales 2 and 3, due to a much wider range and adjusted range of sales than typical (checked as "other"), due to lack of MLS data verification for sale 7. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .77 to 3.63 miles from the subject and are similar in bed/bath count, GLA, appeal, location. Range of sales from $.97 to $1.50 million. Adjusted range of sales from $1.03 to $1.30 million. Most emphasis on sales 1,
2 and 3 due to bed/bath count, GLA, appeal, location.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.
																																			$1,200,000
300008383	$900,000	$1,325,000	$1,326,000	12/18/2014				None					$1,326,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the appraisal report indicates the subject's market is stable. Current market research indicates the subject's neighborhood market values are slightly decreasing. Index indicates .3% decrease over the past quarter, 1.1% decrease over the past six months, and a 1.4% decrease over the past year for the subject's neighborhood. REO saturation is at approximately 10% for the subject's zip which indicates it is not REO driven. Exposure time is estimated at 0-90 days.
Is the subject property accurately and adequately described?
Yes. The subject is located in CA. The area consists of well maintained 1 to 2 story dwellings that for the most part have effective ages less than actual ages.  One of the highest income communities in the United States and has one of the highest median prices of homes in the United States. The subject is described as a one story SFR in good overall condition with
6/3/3 room count 1,829sf, two car garage on a mostly level 8,834sf site built in 1985. The subject is located on a traffic road and is across the street from a commercial property. The report indicates the kitchen and bathrooms have been recently remodeled. Additional features include dual pane windows, french doors, extensive wood flooring, new interior paint, granite countertops, recessed lighting, stainless appliances, glass tile backsplash, mirrored closet doors, and crown moulding. The immediate area is comprised of good to high quality homes with premiums paid for view amenity, site utility, and high end quality improvements. The neighborhood yields all major consumer services, including, shopping, restaurants, schools, etc.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. The subject was listed on  $1,475,000, withdrawn on, re-listed  $1,425,000, pending for $1,375,000, sold for $1,326,000
Were the comparables adequately selected, analyzed and accurately presented?
Yes. Comps 1, 2, and 4 are recently closed sales located within 1.20 miles from the subject. Comp 1, 2, 4, and 5 are competitive in GLA and condition. Comps 2 and 3 are similarly located. Comp 5 was included as an active listing that provided additional value support.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After reconciliation of the supplied comparables, a value estimate of $1,326,000 +/- is considered reasonable as of 12/18/14. Comps
1, 2, and 4 are recent, proximate, and appear to be reasonably similar to the subject. Supplemental comparables were researched and were considered in conjunction with the original comparables in determining the value estimate. R1 - R2 are recently closed sales located within .75 miles from the subject and are competitive in GLA and design and provide additional value support.
Final appraisal analysis and deficiencies summary:
Comp 3 is a dated sale. Comps 2, 4, and 5 are 25+ years older in age and comp 4 is 25%+ larger in GLA. The estimate of value is not bracketed as all comp adjust downward. Amenity differences have been adjusted properly and are deemed customary for the area.
Net/gross adjustments are within the standard 15%/25% guidelines.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review recommended.
																																			$1,326,000
300008382	$715,000		$1,150,000	01/14/2015				None					$1,150,000	$0	0.00%		03/17/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes the market conditions appear to be accurately described. A summary of these conditions is as follows:  Index indicated the subject's tract had increased 2.8 % over the past 6 months and increased 10.1% over the previous year. VendorREO
Saturation data indicated that 6.1% of the sales over the last quarter, in the subject's zip code, were REOs, indicating the area was not
REO driven. The OA stated that property values were stable, demand/supply was in balance, and that the marketing time was 3 to 6 months.
Is the subject property accurately and adequately described?
Yes, the subject improvements appear to be adequately described. The following is a summary of the improvement description. Per OA, the subject was reported as an SFR in a suburban neighborhood. It was also reported to be a 1 level styled structure that was built in 1987.
The OA reports the property in "good (C3) " condition. There were no negative externalities or deficiencies affecting the subject in the report or the aerial maps herein. In the subject market area, typically finished basements are included in the GLA. The actual GLA, therefore, is
4222 square feet. This is the GLA used for the selection of supplemental comps.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes the prior sale history of the subject and the comparables has been verified. A summary of our findings are as follows: The subject was not verified through MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
All comps were verified with the MLS, with the exception of Comps 5 and 5, which were not confirmed with MLS. Only Comps 1 and 4 were also confirmed with public records.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the comparables were adequately selected and supportive of the value conclusion. The OA was performed for a refinance transaction.
The description of the subject appears to be accurate. Comparables provided in the OA were recent, relevant and proximate. No major deficiencies, errors, or omissions exist in the OA. The gross and net percentage indicators are within the secondary market guidelines, with the exception of Comps 2 and 4 which has a net percentage indicator that exceeds the secondary market guideline, and Comps 3, 4, and
6 which has a gross percentage indicator that exceeds the guideline. However, this is judged to not negatively impact the value conclusion. .
Final appraisal analysis and deficiencies summary:
Yes, the value conclusion is judged reasonable and supported by the comparables used in this report. No additional properties were selected from the supplemental sales provided because they were all much smaller in GLA compared to the subject property.
Consequently, none provided were comparable to the subject. The OA comps are judged the best value indicators and supportive of the value conclusion.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
Not Applicable
Do you recommend an additional review to be conducted on this appraisal?
No additional Review recommended.
																																			$1,150,000
300008381	$1,200,000	$1,500,000	$1,525,000	01/21/2015				None					$1,525,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions stated in the appraisal report showed a stable market value, with an average amount of available properties. Clear
Capital  index for the zip code show the market with an increasing values of 2.0% change for the current quarter an increase of 6.9%
over the past 6 months, and an increase of 16.2% for the year from the effective date of the appraisal. The current REO saturation according to Vendor data for the subject zip code shows 3.8% compared to the national level of 17.9% with the last 2 quarters having
3.9% REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Is the subject property accurately and adequately described?
The subject is a Traditional style home with 2,210 sq. ft in good condition due to the age of 65 yrs, and quality of materials used, per appraisal. It is noted per the OA that the Subject has 4 Bedroom, 3 Bath, 2 car garage and patio. Both the kitchen and the bathroom were updated within the past 11-15 years. No Discrepancies were found in the review of the appraisal. Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type. The Cost Approach to value was developed in the
OA, with a value of $1,568,000. There were no Functional or External Obsolescence items noted in the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. MLS data was not verified for the subject. No recent sales were reported for the subject in the OA. Comparables #1, 2, 3, 5, 6 were verified by MLS data, Comps # 4, 7,
8 was not verified with MLS data. Public records data was available for comps 1, 3-6. No Public Records data was available for the subject or comps 2, 7, 8.
Were the comparables adequately selected, analyzed and accurately presented?
No Discrepancies were found in the review of the appraisal. GLA variance for OA comps # 7, 8 is considered excessive for comparables within the subject market area. Some of the OA comps # 6, 7 are not within the immediete subject market, prompting the proximity risk indicator to be given consideration. It is noted per the OA that adjustments for Age and Lot Size were not made, however deemed appropriate for comparable properties within the subjects market area. Review appraiser feels a reconciled value between comps 4 and 5 with most of the weight given to comps 1 and 3 as they are similar in most characteristics, with an appropriate opinion of value of
$1,525,000.00. Weight is only given to sold comps, additional, supportive weight is given to active and pending sales. Comps # 7, 8 was noted to be 25% greater in GLA difference than the subject. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales.
The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date.
Comps # 6, 7 are noted to be more than 1 mile from the subject. Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes I do agree with value conclusion of the appraisal under review that it is reasonable and accurately supported as of the effective date of the OA appraisal report. No Supplemental Comps were used as supplemental sales within the subjects area are dissimilar in GLA,
Bedroom/Bath count, Age, and/or Lot Size or are dated sales. In review of MLS data of comparables, Comps 1 and 3 are most similar to the subject in most characteristics and support OA value. Review appraiser gave the least amount of consideration to Comp #2 as it is least comparable to the subject and required the most adjustments. Data indicates that property values are increasing with an average amount of listings within the subjects market area.
Final appraisal analysis and deficiencies summary:
OA was completed for a Purchase Transaction. No Discrepancies were noted in the review of the appraisal report. The GLA for OA comps
# 7, 8 is greater than 25% variance from subject GLA and was not given consideration by review appraiser for OA value. OA Comps # 6, 7 are not within the immediate subject market area. It is noted per the OA that no Lot size site adjustments were made for the comparables, however site adjustments are deemed to be necessary for comparable properties within the subjects market area. It is noted per the OA that there are no Age adjustments within the Sales comparison approach to value, however Comparables should have an age adjustment.
Additional adjustments within the Sales comparison approach to value are accurate and appropriate for the subjects market area. Risk factor is moderate due to market conditions; market value is within the bracketed comps. Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No I do not recommended an additional review to be conducted on the appraisal under review.
																																			$1,525,000
300005498	$462,000		$600,000	11/07/2014				None					$600,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
Research indicates the subject's county market trends decreased  .5% during the past 90 days, 4.3% during the past 6 months and  1.5%
during the past year,  prior to the inspection date for the appraisal; the appraisal indicates that the market trends were increasing. Current saturation data indicates that 8.4% of the sales during the past 90 days have been REO sales,  indicating the market is not REO driven. The typical sale time on market for the subject county at the time of the appraisal was 27 DOM; the appraisal indicated the marketing time was 3
—    6    months.
Subject Analysis
The subject is a  18 year old sing|e—fami|y home located  in a conforming neighborhood. The subject is described as being in C3 or good condition, with no listed repairs.  Normal physical depreciation was noted with no functional or external abnormalities. No discrepancies were noted.
Sale and Listing History Analysis
The subject sales data could not be verified  by the MLS and public records. Comps 4 sales history could  not be veriﬁed  by the MLS and comps  1, 2, 4, 5 could not be verified by public records. The appraisal indicates that there were no listed sales during the 36 months prior to the inspection date.
Appraisal Analysis and Deficiencies
The subject condition in the Appraisal is described as C3 or good condition. All comps sold during the past 11  months; only one of the three sales sold during the past 6 months. All comps are located 5.64 miles or less from the subject; two of the five comps are located within one mile of the subject. The appraisal adjustments for GLA and basement differences are inconsistent or low. The gross adjustments are 11.1%
or less.
Market Sales Analysis
No supplemental sales were selected as the provided sales appeared to be too dated or the GLA was not similar to the subject's GLA.
Review conclusion
The subject appears to be adequately described. The appraisal sales support a value of $600,000 and  is within  10% of the subject's estimate of value.
Eligibility Issues and Recommenda" -n
There are no eligibility issues as described above.  No ﬁeld review is recommended.
																																			$600,000
300000297	$536,000	$670,000	$670,000	10/06/2014				None					$670,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The appraisal's description of the neighborhood market conditions is in line with 's  market index indicating an increasing market with increasing values at rates of + 10.4%, + 2.6%, + 0.6% for 12 months, 6 months and quarter respectively. Overall, the market conditions are adequately described. Regional REO saturation, discounts and days on market statistics are consistent with national numbers.
Subject Analysis:
The subject property is described as a 14 year old, Q3 quality 4 br/3 ba, 3571 sf conforming SFR in a suburban neighborhood. The subject analysis and detail appears overall adequate. The subject is reported to be in C2 condition per the appraisal. The appraisal report is completed for a sale transaction with a reported sale price of $670,000 per OA.
Sale and Listing History Analysis:
The sale and listing history for OA comparables 1-7 and subject property appears accurate as provided in the appraisal and verified through local MLS data sources. OA comparables 1-5 are verified through public records data, current transfers of comps 6, 7 and the subject property are not.
Appraisal Analysis and Deficiencies:
The appraisal analysis appears realistic and supported. The appraisal comps are overall similar, recent and are proximate. They provide adequate support for the value conclusion. Additional research completed using MLS confirms these comparables as being among the best available at the time of the appraisal.
Market Sales Analysis:
The comparables provided in the appraisal report appear to be among the most recent relevant comparables available for comparison to the subject property at the time of the appraisal. No additional similar sales are available to provide with this report for additional support.
Review Conclusion:
The concluded appraised value estimate appears supported based on the data provided in the appraisal report as well as the additional data found and provided as part of this report. Primary emphasis is placed on comps 1-5 from the appraisal.
Eligibility Issues and Recommendation:
There are no eligibility issues noted in the OA. An additional review is not recommended.
																																			$670,000
300008378	$1,260,000	$1,660,000	$1,660,000	11/04/2014				None					$1,660,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. Per the appraisal, property values are stable within the subject's specific market area. Per Vendor, property values in the subject tract increased 3.1% during the previous 12 months, 1.4% during the previous 6 months and 0.8% during the previous quarter.
Is the subject property accurately and adequately described?
Yes. The subject is a 39 year old SFR in good condition (older remodeled kitchen & updated baths) with 4 bedrooms/3 bathrooms, 2,452
SF of GLA, 2-car garage, in-ground pool, solar power and a 30,056 SF lot. No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Mostly. Per the appraisal the subject was listed for $1,799,000 and went pending with a contract price of $1,660,000 after 51 DOM. The subject's listing was verified through MLS. Comps 1, 3 & 5 were verified through MLS/CMA and public records. Comps 2, 4, 6 & 7 were verified through MLS and public records. Comps 8 & 9 were verified through MLS but not public records as both were still active or pending listings as of the effective date of the appraisal. However, the list price for comp 8 was not verified through MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Mostly. The appraisal comps are similar in GLA, all are similar in bed/bath count, all are similar in age, and all are relatively similar in lot size. However, comps 1, 3, 4, 5, 7 & 8 are in need of bathroom adjustments. Also, based on an aerial view, the subject's rear lot is up sloping limiting its utility; comp adjustments appear excessive. No other deficiencies were noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Mostly. The appraised value is actually below the adjusted value range of all nine appraisal comps. It appears the appraisal comps were not adjusted appropriately. However, the CMA sale range supports the appraised value with six of the seven sold appraisal comps included in the CMA. The supplemental CMA comp selected is slightly dated (as of the effective date of the appraisal) but is still considered reliable due to the subject's stable market. It is located on the subject street, slightly superior in GLA, similar in bed/bath count, similar in its pool
(based on an aerial view), and slightly inferior in lot size but similar in lot utility due to the subject's rear up-sloping lot. After all appropriate
(known) adjustments are applied the supplemental CMA comp brackets the appraised value.
Final appraisal analysis and deficiencies summary:
The appraisal has some minor deficiencies (lack of six bathroom adjustments, excessive lot adjustments, and the lack of MLS verification of comp 8's list price) but is considered to be reliable within a reasonable margin of error based on appraisal data and supplemental research.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
Additional Review Alert: No
																																			$1,660,000
300008377	$888,750		$1,185,000	11/05/2014				None					$1,185,000	$0	0.00%		03/17/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. This is supported by the Vendor Index with a 20.9% increase in value over the past year which has decreased to a 4%
increase in the past quarter. REO saturation remains low to moderate, indicating the market is not REO driven.
Is the subject property accurately and adequately described?
Yes. The subject is a detached SFR CA, a mostly residential neighborhood, that is well maintained homes varying in size and style, and located near all major consumer services. The subject features are: 5042 SF lot, zoned residential estate to which the subject is conforming and legal; 2682 SF GLA; 3 bed/2.1 baths; 2 fireplace; 2 space carport; pool; canyon view; located on a busy street. It was built in 1966. Subject is in good to average condition. No functional or external obsolescence was noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes. No other sales or listings were found for the subject or comparables. Comp 1 could not be verified though MLS, but was verified through public record (Redfin.com). All other comps verified through MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. The comparable sales utilized are acceptable; Due to a lack of recent similar sales, the search was expanded in GLA and proximity.
Adjustments were made in a consistent manner and appear to be supported by the market. Comp 2 and 3 were the most similar overall to the subject. Additional comparables were research but no better comparables were found.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After review of the comparables supplied a value estimate of $1,185,000+/- is considered reasonable . The most weight was placed on Comp 2 and 3 being the most similar overall. Comp 3 though the most distant, also had the most similar external influences. Comp 2 was the most similar in size and location. Extraordinary assumptions were made in terms of interior condition/finishes, room count, GLA, etc.
Final appraisal analysis and deficiencies summary:
Other than being unable to verify comp 1 though MLS, no deficiencies were noted. The comparable sales utilized are acceptable; most of the comparables are similar dwellings. OA comps 2 and 3 were the most similar overall. Though the search had to be expanded, adjustments were made in a consistent and supported manner. Amenity were deemed customary for the area. Net/gross adjustments are within general guidelines (15%/25%). No external or functional obsolescences were noted that would negatively impact marketability.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No further review recommended.
																																			$1,185,000
300008376	$940,000	$1,199,000	$1,175,000	11/11/2014				None					$1,175,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes; The OA and 1004 MC indicate that values are increasing, with a balanced supply of inventory and a market time of 3-6 months. Clear
Capital  indicates that the market was increasing 10.2% annually (12 months) and 4.9% increase in the 6mo/6mo time period and increasing 2.6% in the 0-3 month time period versus the same periods 12 months ago. REO Saturation (Zip) is noted to be an average of
8.67% over the past year. The market is not considered to be REO driven.
Is the subject property accurately and adequately described?
Yes; The subject is accurately described as a detached SFR with 3017 sf, 4 bdr, 3 baths, built 1975 on a 5100 sf lot. The property is located in a suburban market area. Aerial photos indicate no externalities are noted. There do not appear to be any discrepancies.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes; The subject's sale/listing history and the comparable sales/listings have been accurately reported in the OA. Subject sale/list history as follows: listed for $899k, short sale, expired ,listed  for $1,100,000, standard sale, under contract for
$1,200,000. Comps 1-4 were confirmed through MLS records and public records. Comps 5,6 were confirmed through MLS. No prior sales were found for the Comps 1-6 from the previous 12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
Yes; The selected sales/listings range from $936,000 to $1,450,000 and are similar in most characteristics, with adjustments warranted for
GLA, bed/bath count, location, lot size, view, amenities and garage count. Comp 1 has has a custom pool and spa, which command a higher market contribution and appears inadequately adjusted (other) - limited effect on value. Comp 3, per the MLS photos, is very similar in condition to the subject and as such, the condition adjustment is not warranted - limited effect on value. Comp 4, per the MLS photos, is superior in its condition, not noted or adjusted for. Its pool and spa are custom and inadequately adjusted (other) - both have a minor effect on value. The remainder of the adjustments appear reasonable and supported.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; The OA is  completed for a purchase. Its value of $1,175,000 is considered to be reasonable and well supported. We also noted and selected one comp in the Best Comps section below, which, after adjustments for GLA, bed bath count, superior condition, and custom pool/spa, provides additional support for the appraised value.
Final appraisal analysis and deficiencies summary:
There are a few deficiencies with individual comps, noted above, which have limited effect on value; OA value is supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
The appraised value appears reasonable and supported.
Do you recommend an additional review to be conducted on this appraisal?
No; The value appears reasonable and supported requiring no additional review.
																																			$1,175,000
300008375	$1,032,000	$1,290,000	$1,290,000	12/31/2014				None					$1,290,000	$0	0.00%		03/17/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The original appraisal (OA) report indicated that property values were stable with a balanced demand and under 90 days marketing time. This is supported by the Vendor Index with a 10.9% increase in value over the past year which has decreased down to a
1.1% increase over the past quarter. REO saturation remains low, indicating the market is not REO driven.
Is the subject property accurately and adequately described?
No. The subject is a detached SFR in CA, with good quality SFRs varying in age and size. Many have views, some with ocean. Located near all major consumer services. The subject features are: 5772 SF lot, single family residential to which the subject is conforming and legal; 2629 SF GLA; 4 bed/3 baths; 1 fireplace; 2 car garage; spa; and ocean views. It was built in 1988.
Kitchen and bath were remodeled in the past 5 years. No functional or external obsolescence was noted. Within the additional features section of OA page 1, the garage is described as 3 car. This was likely a typo because under the improvements car storage section, 2 car garage was listed. Based on the sketch, the subject has a 2 car garage.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No. Based upon MLS the subject had a prior sale on 7/26/2012 for $785,000, within 36 months, which was not disclosed. This does not appear to have any significant impact on value conclusions. The prior sale on comp 1 was properly disclosed.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. Limited sales were available necessitating the increase of distance in the search for comparables. The comparable sales utilized are acceptable; all comparables are similar dwellings and appear to be accurate representations for the subject property. The comps are similar in age, condition, utility and amenities. Adjustments were made in a consistent manner and appear to be supported by the market.
Additional comparables were researched, but no better comparables were found.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After review of the comparables supplied a value estimate of $1,290,000+/- is considered reasonable. Comp 1 and
2 were given the most weight. Comp 1 for being a sale on the subject's block. Comp 2 for being the most similar overall. Extraordinary assumptions were made in terms of interior condition/finishes, room count, GLA, etc.
Final appraisal analysis and deficiencies summary:
The discrepancy in garage count between car storage and additional features was noted and assumed to be a typo with no effect on value conclusion. The subject's prior sale over 2 years ago was not disclosed but has no effect upon current valuation. No other deficiencies were noted. The comparable sales utilized are acceptable; most of the comparables are similar dwellings. OA comps 1 was the most proximate.
OA comp 2 was the most similar overall. Distances utilized in comp selection had to be expanded due to limited sales comparisons and are considered reasonable when valuing homes of this nature. Amenity differences have been adjusted properly and are deemed customary for the area. Net/gross adjustments are within general guidelines (15%/25%) for all but comp 4 which had a large view adjustment which is supported and reasonable. No external or functional obsolescences were noted that would negatively impact marketability.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No further review recommended.
																																			$1,290,000
300005495	$760,000	$950,000	$995,000	10/27/2014				None					$995,000	$0	0.00%		02/10/2015	None					None					None					Yes
Market Conditions
Per the appraisal, property values are stable within the subject's specific market area.  Per Vendor , property values in the subject tract increased  12.5% during the previous  12 months, 3.9% during the previous 6 months and  1.4% during the previous quarter.
Subject Analysis
The subject is a 41  year old SFR in good condition with 4 bedrooms/3 bathrooms, 2,637 SF of GLA, detached 2—car garage and a sloping
22,651  SF view lot.  No functional or external inadequacies are evident.  NOTE: Subject has been recently remodeled top to bottom,  per the appraisal and supplemental online research.
Sale and Listing History Analysis
Per the appraisal the subject was listed for $950K and went pending with a contract price of $950K aﬂer 16 DOM. This was not verified through MLS. Also,  per the appraisal the subject had a prior purchase (  SP $615K, trust sale) and was remodeled and
re—|isted  for $950K.  The  subject's  prior sale was also  not veriﬁed.  Comps  1,  2,  3,  4  & 5 were  veriﬁed  through  MLS  and  public records.
Comps 6 & 7 were veriﬁed through MLS but not public records as both were still active listings as of the effective date of the appraisal
(comp 7's list price as of the effective date of the appraisal was veriﬁed through supplemental online research).
Appraisal Analysis and Deficiencies
Six of the seven appraisal comps are similar in GLA, all are similar in bed/bath count,  most are relatively similar in age, and the subject's lot size is bracketed. Comp 2 is superior in GLA by ~30% making it a less reliable indicator of value for the subject. Comp 5 is superior in GLA by -27% making  it a slightly less reliable indicator of value.  Comp 4 is new construction which typically gives it greater appeal than a 41 year old home. Also,  pool adjustments are inconsistent.  No other deﬁci enci eswere noted.
Market Sales Analysis
The CMA sale range does not support the appraised value.  However, all of the CMA comps have much smaller lots.  It is also unknown if any of the CMA comps have been extensively remodeled as is the subject or have similar city sky views.  In addition, the one CMA comp in the subject's value range has already been utilized  in the appraisal. As a result, a supplemental CMA comp will  not be selected;  it is assumed that the appraisal  used some of the best comps available as of the effective date of the appraisal.
Review Conclusion
The appraisal has some minor deficiencies (use of one comp dissimilar/superior in GLA,  use of one comp slightly dissimilar/superior in
GLA,  use of a new construction/dissimilar appeal comp, and  inconsistent pool adjustments) but is considered to be reliable within a reasonable margin of error based on appraisal data and supplemental research.  Based on the subject's contract price as well as all of the appraisal comps, the appraised value is considered to be at the very top of its estimated value range.
E|ig'  ility Issues and Recommenda"  -n
Eligibility Alert: none noted Additional Review Alert:  None
																																			$995,000
300000295	$864,000	$1,080,000	$1,080,000	09/23/2014				None					$1,080,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The original appraisal reports that the market was stable as of the effective date. Based on Vendor, the market was increasing
3.1 percent in the last three months, 7.9 percent previous six months and 11.7 percent over the previous twelve months with REO saturation at 7.2 percent, noting that the market is not REO driven.
Subject Analysis:
The subject is a 3 year old SFR. The subject was reported to be in very good condition as of the effective date of the appraisal. No functional,or physical inadequacies are evident. Updating in the last one to five years noted for the kitchen and bathrooms. Subject located
.25 mile from a freeway. No history found in MLS records within the defined time frame for the subject property. Unable to confirm transaction history via public records. No discrepancies noted. Subject located on a corner lot location at an intersection and stop sign. OA notes subject was an arms length sale for $1,080,000 , initial offer at $1,070,000 6 DOM. Subject located on a 3,657 ft lot, 4 bedrooms, 2.1 bathrooms, 2,504 GLA, 2 car garage, FP.
Sale and Listing History Analysis:
No discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 5 and 6. MLS records available for all sales.
Appraisal Analysis and Deficiencies:
Moderate risk indicator due to corner lot location at an intersection and stop sign, due to dated sale 3, due to location near a freeway, due to proximity beyond one mile for sales 4 and 6, due to OA making downward adjustments for condition for the same condition rating as the subject sale 2. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .1 to 1.81 miles from the subject and are similar in quality, age, GLA, appeal, bed bath count. Range of sales from $1.01 to $1.29 million. Adjusted range of sales from $1.07 to $1.13 million. Most emphasis on sales 1, 2, 4 and 5 due to quality, location, bed/bath count, GLA.
Market Sales Analysis:
No recent, additional and similar supplemental MLS sales could be located which have not already been utilized by the OA. OA provided sufficient similar sales to support OA value.
Review Conclusion:
No significant deficiencies noted. Overall, the appraisal is reliable report with a value of $1,080,000 supported. Value is at the low to midpoint of the range of sales and at the low end of the adjusted range of sales. Most emphasis on appraisal sales 1, 2, 4 and 5, due to similar attributes as the subject.
Eligibility Issues and Recommendation:
No eligibility issues or field review recommended.
																																			$1,080,000
300000292	$1,000,000	$1,300,000	$1,300,000	10/13/2014				None					$1,300,000	$0	0.00%		12/08/2014	None					None					None					Yes
Market Conditions:
Per the appraisal,  property values are increasing within the subject's speciﬁc market area.  Per Vendor,  property values in the subject's general market area increased 3.8% during the previous 12 months, 0.9% during the previous 6 months and 0.2% during the previous quarter.
Subject Analysis:
The subject is a 9 year old SFR in good condition with 5 bedrooms/4.5 bathrooms, 3,833 SF of GLA, attached 2-car garage, detached  1-car garage and a 9,742 SF lot.  No functional or external inadequacies are evident that have not been addressed in the appraisal.
Sale and Listing History Analysis:
Per the appraisal, the subject was listed for $1,399,000 and went pending with a contract price of $1 ,300,000 after 27 DOM. The subject's list price was veriﬁed through MLS. Comps 1, 2, 3 & 4 were veriﬁed  through  MLS and public records.  Comps 5 & 6 were veriﬁed  through MLS but not public records as both were still active or pending listings as of the effective date of the appraisal.
Appraisal Analysis and Deficiencies:
The appraisal comps are similar in GLA, all are similar in bed/bath count, all are similar in age, and all are similar in lot size.  No deﬁciencies were noted.
Market Sales Analysis:
The CMA sale range supports the appraised value with all four of the sold appraisal comps included in the CMA. The supplemental CMA comp selected is a recent sale,  identical in age, similar in GLA, similar in bed/bath count, slightly inferior in lot size but far superior in location as it is located at the end of a cul-de-sac while the subject's lot backs to a busy road. After all appropriate adjustments are applied the supplemental CMA comp supports the subject's estimated value range.
Review Conclusion:
The appraisal does not appear to have any significant deficiencies and  is considered reliable based on the appraisal data as well as supplemental research.
Eligibility Issues and Recommendation:
Eligibility Alert:  none noted Additional Review Alert:  None
																																			$1,300,000
300008371	$760,000	$950,000	$1,000,000	10/28/2014				None					$1,000,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraisal reports that the market was increasing as of the effective date of the appraisal which coincides with information
obtained from   that indicated a 6.5% increase over a 12 month period, a 3.5% increase over a 6 month period and a 1.8%
increase over a 3 month period prior to the date of the original appraisal. The market area of the subject was not REO-driven on the effective date of the appraisal per  data provided to the Review Appraiser.
Is the subject property accurately and adequately described?
The subject is an approximately 2,325 sf, single-family residence on a 16,275 sf, steeply sloped (per OA) site with hillside and mountain views and an actual age of 41 years with periodic upgrades, reported to be in overall C3 condition per appraisal. Tax records indicate 2.5 bathrooms; however, per OA, there are 3 full bathrooms (see page 12 of the OA). No functional or external obsolescence was noted in the appraisal or in the photos; no necessary repairs were noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per OA, the subject is in a contract of sale for $955,000,  with 69 dom. Per OA and MLS data provided to the RA, the subject was originally listed for $1,075,000 and, per OA, it was reduced to $949,000. This reduction was not in the MLS data that is provided. Per OA, the subject has not sold within 36 months of the effective date of the appraisal. No sales were found for the comparable properties utilized in the appraisal report for the previous 12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
The appraiser utilized recent, proximate sales to bracket the dominant features of the subject which are considered to be gla, site size, age/condition and views. The comparable properties utilized in the OA are considered to be good indicators of the subject's market value on the effective date of the appraisal. Most emphasis is applied to Comps 1 and 2 of the OA, for their sales dates and to bracket gla and site size.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; the value conclusion of the original appraisal is found to be reasonable and adequately supported on the effective date of the appraisal. No significant deficiencies were found in the OA. Comps R1-R3 are provided for additional consideration. Adjusted for sales date, gla, site size, views, condition/upgrades, they provide a range of values that supports the value conclusion of the OA.
Final appraisal analysis and deficiencies summary:
Per OA, page 12, the subject's site has a steep slope. The value conclusion of the OA exceeds the sales contract price which exceeds the reduced listing price. These issues are noted in the "other" risk category for the subject. Per OA and MLS data provided to the
RA, the subject was originally listed for $1,075,000 and, per OA, it was reduced to $949,000. This reduction was not in the MLS data that is provided. Comp 5 has a gla variance that exceeds normally acceptable parameters.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review is recommended for the appraisal of subject property.
																																			$1,000,000
300008370	$759,200	$949,000	$949,000	12/03/2014				None					$949,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions stated in the appraisal report showed a stable market value, with an average amount of available properties. Index data for the zip code show the market with an increasing values of 2.2% change for the current quarter an increase of 6.9%
over the past 6 months, and an increase of 17.4% for the year from the effective date of the appraisal. The current REO saturation according to  data for the subject zip code shows 3.9% compared to the national level of 17.9% with the last 2 quarters having
2.7% REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Is the subject property accurately and adequately described?
The subject is a Traditional style home with 1,473 sq. ft in good condition due to the age of 55 yrs, and quality of materials used, per appraisal. It is noted per the OA that the Subject has 3 Bedroom, 2 Bath, 2 car garage, patio and deck. No site or property improvements since construction were noted in the OA. No Discrepancies were found in the review of the appraisal. Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type, with a highway  nearby. The Cost Approach to value was developed in the OA, with a value of $942,000. There were no Functional or External Obsolescence items noted in the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. MLS data was verified for the subject. No recent sales were reported for the subject in the OA. Comparables #1-6 were verified by MLS data. Public records data was available for comps 1-4. No Public Records data was available for the subject or comps 5, 6.
Were the comparables adequately selected, analyzed and accurately presented?
The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date.
Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date. No Discrepancies were found in the review of the appraisal. OA comp #4 net/gross adjustments are considered excessive. GLA variance for OA comp # 4 is considered excessive for comparables within the subject market area. OA comp # 3 was dated sale. It is noted per the OA that adjustments for Age and Lot Size were not made, however deemed appropriate for comparable properties within the subjects market area. Review appraiser feels a reconciled value between comps 1 and 4 with most of the weight given to comps 2 and 3 as they are similar in most characteristics, with an appropriate opinion of value of $949,000.00. Weight is only given to sold comps, additional, supportive weight is given to active and pending sales. Comp # 4 was noted to be 25% greater in GLA difference than the subject. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes I do agree with value conclusion of the appraisal under review that it is reasonable and accurately supported as of the effective date of the OA appraisal report. Supplemental Comp sale in CA was used as it is relevant to the subject to further verify the value stated in the appraisal report along with comps provided by original appraisal report with note taken for differences in property characteristics. Supplemental Sale is recent and within the subjects market area. In review of MLS data of comparables, Comps 2 and 3 are most similar to the subject in GLA and support OA value. Review appraiser gave the least amount of consideration to Comp #4 as it is least comparable to the subject and required the most adjustments. Data indicates that property values are increasing with an average amount of listings within the subjects market area.
Final appraisal analysis and deficiencies summary:
OA was completed for a Purchase Transaction. No Discrepancies were noted in the review of the appraisal report. The GLA for OA comp #
4 is greater than 25% variance from subject GLA and was not given consideration by review appraiser for OA value. It is noted that the
Net/Gross adjustments for comp # 4 within the sales comparsion approach to value section are greater than 15%/25% and are considered excsssive within the subject market area. It is noted that OA Comp # 3 was dated sale and were given consideration by Review Appraiser for market adjustments. It is noted per the OA that no Lot size site adjustments were made for the comparables, however site adjustments are deemed to be necessary for comparable properties within the subjects market area. It is noted per the OA that there are no Age adjustments within the Sales comparison approach to value, however Comparables should have an age adjustment. Additional adjustments within the Sales comparison approach to value are accurate and appropriate for the subjects market area. Risk factor is moderate due to market conditions; market value is within the bracketed comps. Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
																																			$949,000
300008369	$712,000	$890,000	$890,000	11/25/2014				None					$890,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions stated in the appraisal report showed a stable market value, with an average amount of available properties. Data for the zip code show the market with a decreasing values of 1.4% change for the current quarter a decrease of 4.1%
over the past 6 months, and a decrease of 8.0% for the year from the effective date of the appraisal. The current REO saturation according to Vendordata for the subject zip code shows 7.5% compared to the national level of 17.9% with the last 2 quarters having 3.9%
REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Is the subject property accurately and adequately described?
The subject is a Mediterranean style home with 1,864 sq. ft in good condition due to the age of 6 yrs, and quality of materials used, per appraisal. It is noted per the OA that the Subject has 3 Bedroom, 2 1/2 Bath, 2 car garage and patio. No site or property improvements since construction were noted in the OA. Subject is on close proximity to a school which has a negative influence on marketability. No
Discrepancies were found in the review of the appraisal. Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type, with a highway nearby. The Cost Approach to value was developed in the OA, with a value of $887,537. There were no Functional or External Obsolescence items noted in the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. MLS data was not verified for the subject. No recent sales were reported for the subject in the OA. Comparables #2-4, 6 were verified by MLS data, Comps # 1, 5 were not verified with MLS data. Public records data was available for comps 1-4, 6. No Public Records data was available for the subject or comp 5.
Were the comparables adequately selected, analyzed and accurately presented?
No Discrepancies were found in the review of the appraisal. OA comps# 4, 6 net/gross adjustments are considered excessive. Some of the
OA comps # 1, 2, 5 are not within the immediete subject market, prompting the proximity risk indicator to be given consideration. OA comp
# 1 was dated sales. Review appraiser feels a reconciled value between comps 1 and 5 with most of the weight given to comps 3 and 4 as they are similar in most characteristics, with an appropriate opinion of value of $890,000.00. Weight is only given to sold comps, additional, supportive weight is given to active and pending sales. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales. The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date. Comps
#1, 2, 5 are noted to be more than 1 mile from the subject. Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes I do agree with value conclusion of the appraisal under review that it is reasonable and accurately supported as of the effective date of the OA appraisal report. Supplemental Comp sale selected  a CA Comp was used as it is relevant to the subject to further verify the value stated in the appraisal report along with comps provided by original appraisal report with note taken for differences in property characteristics. Supplemental Sale is recent and within the subjects market area. In review of MLS data of comparables, Comps 3 and 4 are most similar to the subject in most characteristics and support OA value. Review appraiser gave the least amount of consideration to Comp #2 as it is least comparable to the subject and required the most adjustments. Data indicates that property values are decreasing with an average amount of listings within the subjects market area.
Final appraisal analysis and deficiencies summary:
OA was completed for a Purchase Transaction. No Discrepancies were noted in the review of the appraisal report. It is noted that the
Net/Gross adjustments for comps # 4, 6 within the sales comparsion approach to value section are greater than 15%/25% and are considered excsssive within the subject market area. OA Comps # 1, 2, 5 are not within the immediate subject market area. It is noted that
OA Comp # 1 was dated sale and were given consideration by Review Appraiser for market adjustments. Adjustments within the Sales comparison approach to value are accurate and appropriate for the subjects market area. Risk factor is moderate due to market conditions; market value is within the bracketed comps. Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No I do not recommended an additional review to be conducted on the appraisal under review.
																																			$890,000
300008368	$630,000	$880,000	$880,000	11/21/2014				None					$880,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was decreasing 0.6 percent in the last three months, 1.9 percent previous six months and increasing 0.7 percent over the previous twelve months with REO saturation at 4.6 percent, noting that the market is not REO driven.
Is the subject property accurately and adequately described?
Yes, the subject is a 49 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional, or physical inadequacies are evident. Updates in the last one to five years noted for the kitchen and eleven to fifteen years for the bathrooms. Per MLS and OA subject sold for $880,000 , listed for $849,000. No discrepancies noted. Subject located on a 8,970 sf lot, 4 bedrooms, 3 bathrooms, 2,736 GLA, deck, FP, hills valley view, 2 car garage. The subject is located .5 mile from train tracks and .4 mile from a freeway.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, no discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 5 and 6. MLS records available for all sales.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparable sales were adequately selected, analyzed and accurately presented.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the appraisal is reliable report with a value of $880,000 supported. Most emphasis on appraisal sales 1, 2 and 6 due to similar attributes as the subject. Supplemental MLS research revealed an additional sale located .82 mile away from the subject, CA  $975,000, 1963, 2,064 GLA, 3b/2ba, .23 lot, chosen, due to similar attributes as the subject.
Final appraisal analysis and deficiencies summary:
Moderate risk indicator due to OA making downward adjustments for condition for the same condition rating as the subject sale 5, due to location near a freeway and train tracks, due to proximity beyond one mile for sales 1, 2, 3 and 4, due to proximity on the other side of the freeway for sales 3 and 5. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .85 to 1.38 miles from the subject and are similar in bed/bath count, GLA, appeal, location.
Range of sales from $829,000 to $1,035,000. Adjusted range of sales from $826,000 to $999,000. Most emphasis on sales 1, 2 and 6 due to bed/bath count, GLA, appeal, location.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.
																																			$880,000
300008367	$420,000	$525,000	$530,000	12/09/2014				None					$530,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. Per the appraisal, property values are stable within the subject's specific market area. Per Vendor, property values in the subject zip code increased 8.7% during the previous 12 months, 2.1% during the previous 6 months and 1.5% during the previous quarter.
Is the subject property accurately and adequately described?
Yes. The subject is a 58 year old live/work loft condominium unit in good condition (recently remodeled kitchen/baths) with 2 bedrooms/1 bathroom, 2,006 SF of GLA and two off-street parking spots. No functional or external inadequacies are evident. NOTE: Per the appraisal, the subject building was originally a warehouse for radio and electronic parts, converted to 10 residential and 2 commercial units in 1993, leased, and recently vacated, refurbished and marketed.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No. Per the appraisal, the subject was sold through a realtor but was not listed on MLS. It was under contract for $525K as of the effective date of the appraisal. However, an MLS listing was found for the subject (LP $535K). Comps 1, 2 & 3 were not verified through MLS or public records. Per the appraisal, they were sold through the development's sales office. Comps 4 & 6 were also not verified through MLS or public records. Comp 5 was verified through MLS but not public records as it was still a pending sale as of the effective date of the appraisal.
Were the comparables adequately selected, analyzed and accurately presented?
Some. Half of the appraisal comps are similar in GLA, all are relatively similar in bed/bath count, the subject's age is bracketed. three of the comps are in the subject development and five of the six comps are similar live/work units. However, comp 3 is inferior in GLA by ~31%, comp 4 is inferior n GLA by ~40% and comp 6 is inferior in GLA by ~25% making all three less reliable indicators of value for the subject.
Also, comps 5 & 6 are distant and located on the opposite side of the freeway in a different neighborhood making them less reliable indicators of value. No other deficiencies were noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The CMA sale range supports the appraised value. However, only three of the thirty CMA comps are similar in GLA and these three do no appear to be condominium units. In addition it is unknown if any of the CMA comps are similar work/live loft conversions. As a result, a supplemental CMA comp was not selected. It appear appraisal comps 1, 2 & 3 (from the subject building) are some of the best comps available.
Final appraisal analysis and deficiencies summary:
The appraisal has some deficiencies that include the lack of MLS verification of all of the sold appraisal comps, the use of three comps dissimilar/inferior in GLA, and the use of two distant comps located in different neighborhoods.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
Additional Review Alert: Yes, due to the lack of MLS verification of all sold appraisal comps.
																																			$530,000
300008366	$902,000		$1,400,000	01/19/2015	$1,250,000	1004	12/02/2014	None					$1,400,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions stated in the appraisal report showed a stable market value, with an average amount of available properties. Clear
Capital  index for the zip code show the market with a decreasing values of 0.9% change for the current quarter a decrease of 0.3%
over the past 6 months, and an increase of 4.0% for the year from the effective date of the appraisal. The current REO saturation according to Vendordata for the subject zip code shows 7.6% compared to the national level of 17.9% with the last 2 quarters having 8.5%
REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Is the subject property accurately and adequately described?
Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type. The Cost Approach to value was not developed in the OA. There were no Functional or External Obsolescence items noted in the appraisal. The subject is a Condominium with 2,945 sq. ft in good condition due to the age of 1 yrs, and quality of materials used, per appraisal. It is noted per the OA that the
Subject has 2 Bedroom, 2 Bath, 1 car garage. No site or property improvements since construction were noted in the OA. Subject is on close proximity to Busy residential traffic street which has a negative influence on marketability. No Discrepancies were found in the review of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. MLS data was not verified for the subject. No recent sales were reported for the subject in the OA. Comparables #1-6 were verified by MLS data. Public records data was available for comps 1-4 and for the subject. No Public Records data was available for comps 5, 6.
Were the comparables adequately selected, analyzed and accurately presented?
The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date.
Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date. No Discrepancies were found in the review of the appraisal. Review appraiser feels a reconciled value between comps 2 and 4 with most of the weight given to comps 1 and 2 as they are similar in most characteristics, with an appropriate opinion of value of $1,400,000.00. Weight is only given to sold comps, additional, supportive weight is given to active and pending sales. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes I do agree with value conclusion of the appraisal under review that it is reasonable and accurately supported as of the effective date of the OA appraisal report. No Supplemental Comps were used as supplemental sales within the subjects area are dissimilar in GLA,
Bedroom/Bath count, Age, and/or Lot Size or are dated sales. In review of MLS data of comparables, Comps 1 and 2 are most similar to the subject in most characteristics and support OA value. Review appraiser gave the least amount of consideration to Comp #3 as it is least comparable to the subject and required the most adjustments. Data indicates that property values are increasing with an average amount of listings within the subjects market area.
Final appraisal analysis and deficiencies summary:
OA was completed for a Refinance Transaction. No Discrepancies were noted in the review of the appraisal report. Adjustments within the
Sales comparison approach to value are accurate and appropriate for the subjects market area. Risk factor is moderate due to market conditions; market value is within the bracketed comps. Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No I do not recommended an additional review to be conducted on the appraisal under review.
																																			$1,250,000
300008365	$436,400		$570,000	01/09/2015				None					$570,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraisal reports that the market was increasing as of the effective date of the appraisal which coincides with information
obtained from   that indicated a 14.8% increase over a 12 month period, a 5.4% increase over a 6 month period and a
1.7% increase over a 3 month period prior to the date of the original appraisal. The market area of the subject was not REO-driven on the effective date of the appraisal per  data provided to the Review Appraiser.
Is the subject property accurately and adequately described?
The subject is an approximately 907 sf condominium, 1 of 67 in the project, located on the first floor of a 3-level building with an actual age of 12 years and is reported to be in C3 condition per appraisal. No functional or external obsolescence was noted in the appraisal or in the photos; no necessary repairs were noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per OA, the subject sold  for $550,000, listed for $503,888 with 13 dom. No sales were found for the comparable properties utilized in the appraisal report for the previous 12 months leading up to the effective date of the report. No discrepancies exist between the sale and listing history reported on the appraisal and the MLS data provided. The purpose of the appraisal was for refinance purposes.
Were the comparables adequately selected, analyzed and accurately presented?
The OA utilized two comps within the subject's project and three outside. The appraiser bracketed the dominant features of the subject which are gla, room count, age/condition and floor level. The comparable properties utilized in the OA are considered to be good indicators of the subject's market value on the effective date of the appraisal. The subject is most similar to Comps 1 and 2 of the OA.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; the value conclusion of the original appraisal is found to be reasonable and adequately supported on the effective date of the appraisal. A search for recent, proximate sales of 2 bedroom condominiums returned few results. Comp R1 is provided as additional consideration; however, it is located on a highwaywith inferior proximity to the bay. It would adjust upward for location, age and condition, providing additional support for the value conclusion of the OA.
Final appraisal analysis and deficiencies summary:
Comp 2's sales date exceeds 6.0 months. There is no MLS transfer history for Comps 4 and 5 provided to the RA. No significant deficiencies were found in the OA.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review is recommended for the appraisal of subject property.
																																			$570,000
300008364	$1,000,000	$1,250,000	$1,250,000	01/12/2015				None					$1,250,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraisal reports that the market was increasing as of the effective date of the appraisal which coincides with information
obtained from   that indicated a 17.0% increase over a 12 month period, a 7.0% increase over a 6 month period and a
2.2% increase over a 3 month period prior to the date of the original appraisal. The market area of the subject was not REO-driven on the effective date of the appraisal per  data provided to the Review Appraiser.
Is the subject property accurately and adequately described?
The subject is an approximately 1,246 sf condominium, 1 of 2 in the project, located on the second floor with a bonus room and an actual age of 108 years, reported to be upgraded and in overall C3 condition per appraisal. The subject is a condominium conversion; converted from a 2-unit property. The subject has an HOA fee of $400/month. No functional or external obsolescence was noted in the appraisal or in the photos; no necessary repairs were noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per appraisal, the subject is in a contract of sale for a purchase transaction for $1,250,000,  with 0 dom. Per OA, the subject was listed  for $1,250,000 and withdrawn and is being sold "off-market'; however, per MLS data provided to the RA, the subject was listed again for $1,250,000. Per OA, the subject has not sold within 36 months of the effective date of the appraisal. No sales were found for the comparable properties utilized in the appraisal report for the previous 12 months leading up to the effective date of the report. No discrepancies exist between the sale and listing history reported on the appraisal and the MLS data provided.
Were the comparables adequately selected, analyzed and accurately presented?
The appraiser utilized recent, proximate sales to bracket the dominant features of the subject which are considered to be gla, unit number in the projects, floor level, age and condition. The comparable properties utilized in the OA are considered to be good indicators of the subject's market value on the effective date of the appraisal. Comp 1 appears to be the sale of the other condo in the subject's building.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; the value conclusion of the original appraisal is found to be reasonable and adequately supported on the effective date of the appraisal. No significant deficiencies were found in the OA. Comp R1 is chosen for its location on the subject's street. It would adjust downward for gla, providing additional support for the value conclusion of the OA.
Final appraisal analysis and deficiencies summary:
The subject is a condominium conversion; converted from a 2-unit property in 10/2014; noted in the "other" risk category for the subject. It appears there is an HOA fee of $400/month. Per OA, the subject was listed for $1,250,000 and withdrawn on and is being sold "off-market'; however, per MLS data provided to the RA, the subject was listed again for $1,250,000. Comp
2 exceeds a 20% variance in gla from the subject property.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional review is recommended for the appraisal of subject property.
																																			$1,250,000
300008363	$740,000	$925,000	$925,000	01/23/2015				None					$925,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was increasing 0.8 percent in the last three months, 3.1 percent previous six months and 11.5 percent over the previous twelve months with
REO saturation at 10.9 percent, noting that the market is not REO driven.
Is the subject property accurately and adequately described?
Yes, the subject is a 47 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional, or physical inadequacies are evident. Updates in the last 11 to 15 years noted for the kitchen and bathrooms. Per OA and MLS subject listed for $1,100,000, sold for $925,000 . No discrepancies noted. Subject located on a 1 acre lot, 3 bedrooms, 2.1 bathrooms, 2,048 GLA, 2 FP, woods, mountain view, 2 car garage. The subject is located .4 mile from train tracks and .05 mile from a freeway.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, no discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. MLS and public records available for all sales.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparable sales were adequately selected, analyzed and accurately presented.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the appraisal is reliable report with a value of $925,000 supported. Most emphasis on appraisal sales 1, 4 and 5 due to similar attributes as the subject. Supplemental MLS research revealed an additional sale located .6 mile away from the subject, MLS, 10/24/2014, $1,100,000, 1990, 3b/3ba, 1.94 acres with down adjustments for superior lot size, GLA, chosen, due to similar attributes as the subject.
Final appraisal analysis and deficiencies summary:
Moderate risk indicator due to exceeding net line guidelines adjustments for sales 1 and 3 due to location, view sale 3, sale 2 for remodeled home, due to exceeding total gross guidelines adjustments for sales 3 and 6, due to exceeding total gross and net guidelines adjustments for sales 1 and 2, due to dated sale 6, due to location near a freeway and train tracks, due to exceeding 25% GLA guidelines adjustments for sales 2, 4 and 6, due to proximity beyond one mile for sales 2 and 3, due to a much wider range of sales than typical
(checked as "other"). No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .06 to 1.67 miles from the subject and are similar in bed/bath count, GLA, appeal, location.
Range of sales from $650,000 to $1,255,000. Adjusted range of sales from $903,000 to $1,006,000. Most emphasis on sales 1, 4 and 5 due to bed/bath count, GLA, appeal, location.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.
																																			$925,000
300005489	$737,600	$922,000	$922,000	11/04/2014				None					$922,000	$0	0.00%		01/23/2015	None					None					None					Yes
Market Conditions
The OA reports property values to be stable as of the effective date. Based on Vendor, the property values have increased
11.2% over the prior 12 months and increased 4.8% over the prior 6 months. 9.5% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis
The OA reports the subject room count as a 9/5/3.0, single family residence built in 1977 with a GLA of 2556 SF in overall C4 condition.
Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, the subject was noted
to back to a highway, which was noted to have an adverse impact on marketability and value.
Sale and Listing History Analysis
According to MLS data, the subject property was listed for $925,000 and was under contract to be sold for $922,000, at the time of the OA.
No additional sales of the subject property were found for the 36 months prior to the effective date. The review appraiser is making the extraordinary assumption that the sale comps and listing comps, utilized in the OA, were verified by MLS and public records by the original appraiser. No additional sales of the comparables were found for the 12 months prior to the effective date.
Appraisal Analysis and Deficiencies
The OA was completed for a purchase transaction. The sales comparables are considered to be a good representation of competitive homes in the subject market area. All comps utilized are located within .79 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA. Comp 5 net adjustments exceed 15%. All other net and gross adjustments are reasonable and do not exceed typical 15% and 25% guidelines. The adjusted value range is $917,000 to $965,000 rounded. The value conclusion falls within this range. Market conditions noted in the OA were contrary to market conditions noted in Vendor.
Market Sales Analysis
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity, and date of sale. Review comps were chosen as additional supplemental support.
Review Conclusion
Although there were deficiencies noted in the 'Appraisal Analysis and Deficiencies' section above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and is considered to be the best representation of market value. After necessary adjustments, the supplementary review comps utilized support the value conclusion in the OA.
Eligibility Issues and Recommendation
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$922,000
300008362	$660,000	$825,000	$836,000	11/22/2014				None					$836,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was increasing 1.3 percent in the last three months, 3.8 percent previous six months and 8.6 percent over the previous twelve months with REO saturation at 5.1 percent, noting that the market is not REO driven.
Is the subject property accurately and adequately described?
Yes, the subject is a 90 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional, or physical inadequacies are evident. No updates in the last 15 years noted for the kitchen and bathrooms. Per MLS and OA subject was listed for $799,000 , sold for $825,000. No discrepancies noted. Subject located on a 7,138 sf lot,
3 bedrooms, 1 bathrooms, 1,258 GLA, 4 car garage. The subject is located 3 blocks from train tracks and .25 mile from a freeway.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes, no discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 3, 5 and 6. MLS records available for all sales.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the comparable sales were adequately selected, analyzed and accurately presented.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, the appraisal is reliable report with a value of $836,000 supported. Most emphasis on appraisal sales 1, 2, 4 and 6 due to similar attributes as the subject. Supplemental MLS research revealed an additional sale located .19 mile away from the subject, MLS, CA 95126, 8/20/2014, $850,000, 1964, 1,571 GLA, 3b/1ba, .18 lot chosen, due to similar attributes as the subject.
Final appraisal analysis and deficiencies summary:
Moderate risk indicator due to location near a freeway and train tracks, due to proximity beyond one mile for sales 1, 4 and 5. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale.
Comps located .41 to 1.14 miles from the subject and are similar in bed/bath count, GLA, appeal, location. Range of sales from $825,000 to
$900,000. Adjusted range of sales from $835,000 to $906,000. Most emphasis on sales 1, 2, 4 and 6 due to bed/bath count, GLA, appeal, location.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.
																																			$836,000
300000290	$1,340,000	$1,675,000	$1,675,000	10/17/2014				None					$1,675,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was decreasing 0.7 percent in the last three months, 1.9 percent previous six months and increasing 1.7 percent over the previous twelve months with REO saturation at 3.4 percent, noting that the market is not REO driven. Market is effectively stable.
Subject Analysis:
The subject is a 67 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional,or physical inadequacies are evident. No updating in the last six to ten years noted for the kitchen and bathrooms. Subject located .6 mile away from freeway and train tracks. Per OA and MLS subject sold for $1,675,000 10/15/2014, listed for $1,775,000 on 8/08/2014. Unable to confirm transaction history via public records. No discrepancies noted. Subject located on a 5,060 ft lot, 3 bedrooms, 2 bathrooms, 1,146
GLA, 1 car garage, FP.
Sale and Listing History Analysis:
No discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 4 and 5. MLS records available for all sales except sale 5.
Appraisal Analysis and Deficiencies:
Moderate risk indicator due to location near a freeway and train tracks, due to lack of MLS data verification for sale 5, due to exceeding
25% GLA guidelines adjustments for sales 1 and 6. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .03 to .39 mile from the subject and are similar in quality, age, GLA, appeal, bed bath count. Range of sales from $1.49 to $1.89 million. Adjusted range of sales from $1.67 to $2.02 million. Most emphasis on sales 1, 2, 4 and 5, due to quality, location, bed/bath count, GLA.
Market Sales Analysis:
Supplemental MLS research revealed an additional sale located .19 mile away from the subject,  $1,775,000, 1963, 1,460 GLA, .18 lot, chosen, due to similar attributes as the subject.
Review Conclusion:
No significant deficiencies noted. Overall, the appraisal is reliable report with a value of $1,675,000 supported. Value is at the midpoint of the range of sales and at the low end of the adjusted range of sales. Most emphasis on appraisal sales 1, 2, 4 and 5, due to similar attributes as the subject.
Eligibility Issues and Recommendation:
No eligibility issues or field review recommended.
																																			$1,675,000
300005486	$944,000	$1,180,000	$1,180,000	11/05/2014				None					$1,180,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Per the appraisal, property values are increasing within the subject's specific market area. Per Vendor, property values in the subject's general market area increased 3.1% during the previous 12 months, declined 0.9% during the previous 6 months and 0.5% during the previous quarter. It is assumed the subject's specific market area has more favorable conditions than the larger general market area.
Subject Analysis
The subject is a 20 year old SFR in good condition (remodeled kitchen/one remodeled bath) with 4 bedrooms/3 bathrooms, 2,619 SF of
GLA, 3-car garage and a 9,583 SF lot. No functional or external inadequacies are evident. NOTE: Per the appraisal, the subject has a complete kitchen remodel, complete master bath remodel (at cost of $80K), new landscaping/hardscaping, etc.
Sale and Listing History Analysis
Per the appraisal the subject was listed for $1,085,000 and went pending with a contract price of $1,180,000 after 5 DOM. The subject's list price was verified through MLS. Comps 1, 2, 3 & 4 were verified through public records but not MLS. Comps 5 & 6 were verified through
MLS but not public records as both were still active or pending listings as of the effective date of the appraisal. Comp 7's listing was verified through MLS but not its list price (appraisal: LP $1,050,000 vs. appraisal: LP $1,029,000).
Appraisal Analysis and Deficiencies
The appraisal comps are similar in GLA, all are similar in bed/bath count, all are similar in age, and all are similar in lot size. However, GLA adjustments of $145/SF are considered excessive given the market area and the comp value range. Also, comp 2 is adjusted $50K for being adjacent to power lines. However, a review of an aerial map could not locate any visible power lines; adjustment considered questionable. Also, comps 2, 3 & 4 back to open space; view adjustments may be needed. Other deficiencies include the lack of MLS verification of comps 1, 2, 3 & 4 and lack of MLS verification of the list price of comp 7. No other deficiencies were noted.
Market Sales Analysis
The CMA sale range provides only limited support for the appraised value. The supplemental CMA comp selected is similar in age, GLA, bed/bath count, lot size, slightly inferior in condition (has remodeled kitchen but dated bathrooms, per supplemental online research/photos). After all appropriate adjustments are applied the supplemental CMA comp supports the lower end of the subjects estimated value range.
Review Conclusion
The appraisal has some deficiencies that include unusually high GLA adjustments, one questionable location adjustment, possible lack of three view adjustments, lack of MLS verification of comps 1, 2, 3 & 4 and the lack of MLS verification of the list price of comp 7. Due to the lack of MLS verification of all sold comps the appraisal is not considered reliable.
Eligibility Issues and Recommendation
Eligibility Alert: none noted Additional Review Alert: Recommended due to the issues noted in the review conclusion.
																																			$1,180,000
300008361	$900,000	$1,300,000	$1,300,000	11/30/2014				None					$1,300,000	$0	0.00%		03/25/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Per the report the subject's market is currently increasing, and based on the  report the subject's market area also shows a slightly
increasing values trend   report the subject's region was increasing at a rate of +1 .6% over the last quarter,  +4.4%
over last 6 months, +8.4% over the last 12 months. Thus support was noted for the increasing value trends over the last 12 months.
Is the subject property accurately and adequately described?
The subject's condition as stated in the report is consistent with interior pictures in the report .The subject per the report is a 2 story condominium built in  1974 with 51  units in the subject's complex.  Room count noted on report as 6/3/3.1  with 2,496 sf.  Common areas, noted  per the report are a private beach,  pier, greenbelt, tennis court and clubhouse. Per this report HOA dues are $650.00 per month.
This report was completed for a Purchase Transaction, thus MLS data was reviewed from local MLS provided  by reviewer, for the pending sale and public records data was used to verify property characteristim.  Based on the condition and quality noted  in  interior pictures and
MLS data, the C3 condition and Q4 quality rating appears supported.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per the OA and online data the subject is a pending sale that was listed on the local MLS $  1,399,000 with 30 DOM went into contract on  for $1,300,000 based on the OA report.  No other sales were noted  in the past 36 months and no other listing noted  in past 12 months. No MLS data was provided for any of the sales and or listing used in this report.
Were the comparables adequately selected, analyzed and accurately presented?
YES: The comparables were adequately selected and completely analyzed based on MLS data. The sales used in the report appear to be the best available at this time.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
YES: The value conclusion of this report is reasonable and adequately supported  , based on online data for this market and  provided additional sales provided. One additional sale was reviewed  located  in the same market area in the same development and similar ﬂoor plan.  however due to superior DOM,  inferior location that sale was not considered. The sales used  in the report appear similar to subject based on views, and  upgrades. Some of the sales provided are located in slightly inferior location with inferior views thus not considered.  It appear that most weight was given to the sales with the similar lake views.
Final appraisal analysis and deﬁci enci ess-           y.
Most weight were given to comp  1  located,  in the same development as the subject,  however inferior in GLA. The end unit adjustments appear slightly high based on online data for this area. Comp 2 is located over 6 miles from the subject but similar in GLA, age and  room count. Comp 4 is located over 4 mile from the subject, in what appear to be a slightly inferior market based on MLS data however the adjustment appears slightly high and unsupported. Comp 5 is located in the same development as the subject,  however the DOM of 506 appears slightly high. Comp 5 is a dated sale, and time adjustments noted appear slightly high. View adjustments both appear supported.
Comps 7 and 8 are listing located  in the same building (#7) and  in slightly superior area based on online data, however both listing adjustments appear supported.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional  review to be conducted on this appraisal?
No additional Reviews are recommended.
																																			$1,300,000
300000289	$592,000	$740,000	$740,000	10/03/2014				None					$740,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was decreasing 0.8 percent in the last three months, 1.3 percent previous six months and increasing 2.0 percent over the previous twelve months with REO saturation at 3.8 percent, noting that the market is not REO driven. Market is effectively stable.
Subject Analysis:
The subject is a 49 year old SFR. The subject was reported to be in good condition as of the effective date of the appraisal. No functional,or physical inadequacies are evident. No updating in the last one to five years noted for the kitchen and bathrooms. Subject located 2 blocks from a highway and .33 mile from the ocean. Per MLS subject was sold for $740,000. OA notes the erroneously the year
2013. Unable to confirm transaction history via public records. No discrepancies noted. Subject located on a 5,145 ft lot, 3 bedrooms, 2 bathrooms, 1,129 GLA, 2 car garage, FP.
Sale and Listing History Analysis:
No discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sales 4 and 5. MLS records available for all sales except sale 4.
Appraisal Analysis and Deficiencies:
Moderate risk indicator due to lack of MLS data verification for sale 4, due to location near a highway, due to OA noting the wrong year for date of contract of subject sale notes as 2013 in the contract section on page of the OA report when it should have been noted as the year 2014, due to proximity beyond one mile for sales 2 and 3, due to exceeding 25% GLA guidelines adjustments for sales 3 and 5. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale.
Comps located .07 to 2.75 miles from the subject and are similar in quality, age, GLA, appeal, bed bath count. Range of sales from
$695,000 to $790,000. Adjusted range of sales from $722,000 to $770,000. Most emphasis on sales 2, 3, 4 and 5, due to quality, location, bed/bath count, GLA.
Market Sales Analysis:
Supplemental MLS research revealed an additional sale located .15 mile away from the subject,  CA, 7/08/2014, $745,000, 1964, 1,390 GLA, .20 lot, chosen, due to similar attributes as the subject.
Review Conclusion:
No significant deficiencies noted. Overall, the appraisal is reliable report with a value of $740,000 supported. Value is at the midpoint of the range of sales and at the midpoint of the adjusted range of sales. Most emphasis on appraisal sales 2, 3, 4 and 5, due to similar attributes as the subject.
Eligibility Issues and Recommendation:
No eligibility issues or field review recommended.
																																			$740,000
300008358	$617,869		$1,510,000	01/28/2015				None					$1,510,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. Per the appraisal, property values are increasing within the subject's specific market area. Per Vendor, property values in the subject's general market area increased 9.6% during the previous 12 months, 1.9% during the previous 6 months and 0.2% during the previous quarter.
Is the subject property accurately and adequately described?
Yes. The subject is a 17 year old semi-detached SFR in good condition (recently remodeled kitchen) with 3 bedrooms/2.5 bathrooms, 2,086
SF of GLA, 2-car garage and a 17,010 SF lot. No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Some. Although the appraisal was completed for a refinance the subject's prior sale (COE:  $1,450,000) was verified through
MLS and public records. Comps 1 & 3 were verified through MLS and public records. Comps 2 & 4 were verified through public records but not MLS. Comp 5's listing was verified through MLS but not its list price. Comp 6 was not verified through MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Some. Most of the appraisal comps are similar in GLA, all are similar in bed/bath count, all are inferior in age, the subject's lot size is bracketed and two are similar semi-detached homes. However, comp 5 is superior in GLA by ~25% making it a slightly less reliable indicator of value for the subject. Also, based on appraisal photos and an aerial view, the subject's rear lot is up-sloping giving the subject's lot limited utility. As a result, all lot adjustments are considered excessive. In addition, GLA adjustments of $200/SF are considered excessive and both comps 5 & 6 are given speculative/unreliable positive list to sale adjustments. Four of the six comps are superior fully detached homes making them less reliable indicators of value for the subject. No other deficiencies were noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The CMA sale range supports the appraised value. The supplemental CMA comp selected is located on the subject street and appears to be part of the subject's development of semi-detached homes (based on an aerial view). It is very similar in age, GLA, bed/bath count, superior in lot size but similar in lot utility due to having a similar rear up-sloping lot (based on an aerial view). Condition, etc. of the comp is unknown. However, after all appropriate (known) adjustments are applied the supplemental CMA comp supports the subject's estimated value range.
Final appraisal analysis and deficiencies summary:
The appraisal has some minor deficiencies (lack of MLS verification of comps 2, 4 & 6, lack of MLS verification of the list price of comp 5, use of one comp slightly dissimilar/superior in GLA, excessive lot adjustments, excessive GLA adjustments, and the use of four superior fully detached homes as comps) but is considered to be reliable within a reasonable margin of error based on appraisal data and supplemental research.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
Additional Review Alert: No
																																			$1,510,000
300000288	$548,000	$685,000	$685,000	10/15/2014				None					$685,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The OA reports property values to be increasing as of the effective date. Based on Vendor, the property values have increased
12.4% over the prior 12 months and increased 2.9% over the prior 6 months. 9.5% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis:
The OA reports the subject as a 6/2/1.0, single family residence built in 1941 with a GLA of 1298 SF in overall C4 condition. Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, no adverse external influences were noted.
Sale and Listing History Analysis:
According to MLS data, the subject property is listed for $649,000 and is currently under contract to be sold for $685,000. No additional sales of the subject property were found for the 36 months prior to the effective date. The review appraiser is making the extraordinary assumption that the sale comps and listing comps, utilized in the OA, were verified by MLS and public records by the original appraiser. No additional sales of the comparables were found for the 12 months prior to the effective date. According to MLS and public records data, no additional sales of the comparables were found for the 12 months prior to the effective date.
Appraisal Analysis and Deficiencies:
The OA was completed for a purchase transaction. The sales comparables are considered to be a good representation of competitive homes in the subject market area. All comps utilized are located within .53 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA. Net and gross adjustments are reasonable and do not exceed typical 15%
and 25% guidelines. The adjusted value range is $564,000 to $780,000 rounded. The value conclusion falls within this range.
Market Sales Analysis:
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity, and date of sale. Review comps were chosen as additional supplemental support.
Review Conclusion:
The OA was completed within standard appraisal guidelines and procedures. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and is considered to be the best representation of market value. After necessary adjustments, the supplementary review comps utilized support the value conclusion in the OA.
Eligibility Issues and Recommendation:
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$685,000
300000287	$980,000	$1,225,000	$1,225,000	10/06/2014				None					$1,225,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The original appraisal reports that the market was increasing as of the effective date. Based on Vendor, the market was increasing 0.7 percent in the last three months, 3.6 percent previous six months and 9.6 percent over the previous twelve months with REO saturation at 5.2 percent, noting that the market is not REO driven.
Subject Analysis:
The subject is a 10 year old SFR style detached PUD. The subject was reported to be in good condition as of the effective date of the appraisal. No functional,or physical inadequacies are evident. No updating in the last 15 years noted for the kitchen and bathrooms. Subject located 1mile from a freeway and train tracks. No history found in MLS records within the defined time frame for the subject property.
Unable to confirm transaction history via public records. No discrepancies noted. Per OA subject was sold for $1,225,000 ; per agent, owner was approached by the buyer to sell. Subject located on a 5,554 ft lot, 5 bedrooms, 4 bathrooms, 3,827 GLA, 2 car garage.
Subject has a gold course/hills view, with a golf course behind, but not adjoining subject lot.
Sale and Listing History Analysis:
No discrepancies or non-disclosures exist between the appraisal and MLS data for the subject and the comparable sales. Unable to confirm public record transfer history for sale 7. MLS records available for all sales.
Appraisal Analysis and Deficiencies:
Moderate risk indicator due to location near a freeway and train tracks. No other deficiencies or differences noted between the appraisal and all data from MLS and public records. The assignment type is for a sale. Comps located .07 to .28 mile from the subject and are similar in quality, age, GLA, appeal, bed bath count. Range of sales from $1.10 to $1.30 million. Adjusted range of sales from $1.16 to $1.24 million. Most emphasis on sales 1, 2, 3, 4 and 6 due to quality, location, bed/bath count, GLA.
Market Sales Analysis:
No recent, additional and similar supplemental MLS sales could be located which have not already been utilized by the OA. OA provided sufficient similar sales to support OA value.
Review Conclusion:
No significant deficiencies noted. Overall, the appraisal is reliable report with a value of $1,225,000 supported. Value is at the midpoint of the range of sales and at the upper end of the adjusted range of sales. Most emphasis on appraisal sales 1, 2, 3, 4 and 6, due to similar attributes as the subject.
Eligibility Issues and Recommendation:
No eligibility issues or field review recommended.
																																			$1,225,000
300000286	$736,000	$920,000	$925,000	10/13/2014				None					$925,000	$0	0.00%		12/09/2014	None					None					None					Yes
Market Conditions:
The OA reports property values to be stable as of the effective date. Based on Vendor, the property values have increased 4.1%
over the prior 12 months and declined 0.2% over the prior 6 months. 5.8% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis:
The OA reports the subject as a 8/5/3.1, single family residence built in 2014 with a GLA of 2301 SF in overall C1 condition. Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, no adverse external influences were noted.
Sale and Listing History Analysis:
According to MLS data, the subject property is listed for $1,079,000 and is currently under contract to be sold for $920,000. No additional sales of the subject property were found for the 36 months prior to the effective date. OA Comps 1 & 2 were verified by MLS yet were unable to be verified by public records. OA Comps 3 & 4 were verifiied by MLS and public records. 1 was verified by public records, 2 yet was unable to be verified by MLS.  3 was verified by MLS yet was unable to be verified by public records. 4 was verified by public records yet was unable to be verified by MLS. No discrepancies were found. According to MLS and public records data, no additional sales of the comparables were found for the 12 months prior to the effective date.
Appraisal Analysis and Deficiencies:
The OA was completed for a purchase transaction. The sales comparables are considered to be a good representation of competitive homes in the subject market area. All comps utilized are located within 1.05 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA. Net and gross adjustments are reasonable and do not exceed typical 15%
and 25% guidelines. The adjusted value range is $920,000 to $974,000 rounded. The value conclusion falls within this range.
Market Sales Analysis:
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity, and date of sale. No additional review comp was chosen as those in the OA are considered to be the most competitive sales and listings available.
Review Conclusion:
Although there were deficiencies noted in the 'Appraisal Analysis and Deficiencies' section above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and is considered to be the best representation of market value. After necessary adjustments, the comp sales utilized in the OA support the value conclusion.
Eligibility Issues and Recommendation:
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$925,000
300005472	$627,000		$800,000	10/14/2014				None					$800,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
The OA reports property values to be increasing as of the effective date. Based on Vendor, the property values have increased
6.9% over the prior 12 months and increased 2.9% over the prior 6 months. 5.0% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis
The OA reports the subject room count as a 9/4/2.1, single family residence built in 1977 with a GLA of 2973 SF in overall C4 condition.
Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, the subject was noted
to be proximate to railroad tracks, which does not appear to have an adverse impact on marketability or value.
Sale and Listing History Analysis
According to MLS and public records data, the subject property sold for $790,000  and was correctly reported in the OA. No additional sales of the subject property were found for the 36 months prior to the effective date. The review appraiser is making the extraordinary assumption that the sale comps and listing comps, utilized in the OA, were verified by MLS and public records by the original appraiser. No additional sales of the comparables were found for the 12 months prior to the effective date.
Appraisal Analysis and Deficiencies
The OA was completed for a refinance transaction. The sales comparables are considered to be a good representation of competitive homes in the subject market area. All comps utilized are located within 1.42 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA. Net and gross adjustments are reasonable and do not exceed typical 15%
and 25% guidelines. The adjusted value range is $763,000 to $858,000 rounded. The value conclusion falls within this range.
Market Sales Analysis
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the OA were the most appropriate based on similar design, appeal, characteristics, proximity, and date of sale. Review comps were chosen as additional supplemental support.
Review Conclusion
Although there were deficiencies noted in the 'Appraisal Analysis and Deficiencies' section above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and is considered to be the best representation of market value. After necessary adjustments, the supplementary review comps utilized support the value conclusion in the OA.
Eligibility Issues and Recommendation
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$800,000
300005470	$1,451,000		$1,860,000	11/06/2014				None					$1,860,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Market conditions stated in the appraisal report showed a stable market value, with a shortage of available properties. Vendor index for the zip code show the market with an increasing values of 1.5% change for the current quarter an increase of 5.5 over the past 6 months, and an increase of 16.9% for the year from the effective date of the appraisal. The current REO saturation according to data for the subject zip code shows 4.4% compared to the national level of 17.2% with the last 2 quarters having 4.0% REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Subject Analysis
The subject is a Ranch style home with 2,082 sq. ft in good condition due to the age of 59 yrs, and quality of materials used, per appraisal.
It is noted per the OA that the Subject has 3 Bedroom, 2 Bath, 2 car garage, patio, porch, deck and 1 fireplace. Both the kitchen and the bathroom were updated less than 1 year ago. Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type, with a highway nearby. The Cost Approach to value was developed in the OA, with a value of $1,905,012. There were no
Functional or External Obsolescence items noted in the appraisal.
Sale and Listing History Analysis
MLS data was verified for the subject. Per the OA most recent sale for the subject was  for $1,825,000. Comparables #1-5 were verified by MLS data. Public records data was available for comps 1-3, 5 and for the subject. No Public Records data was available for comp 4. No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
Appraisal Analysis and Deficiencies
OA was completed for a Refinance Transaction. No Discrepancies were noted in the review of the appraisal report. It is noted per the OA that no Lot size site adjustments were made for the comparables, however site adjustments are deemed to be necessary for comparable properties within the subjects market area. It is noted per the OA that there are no Age adjustments within the Sales comparison approach to value, however Comparables should have an age adjustment. Additional adjustments within the Sales comparison approach to value are accurate and appropriate for the subjects market area. In review of MLS data of comparables, Comps 1 and 2 are most similar to the subject in most characteristics and support OA value. Review appraiser gave the least amount of consideration to Comp #4 as it is least comparable to the subject and required the most adjustments. The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date. Risk factor is moderate due to market conditions; market value is within the bracketed comps.
Market Sales Analysis
Data indicates that property values are increasing with a shortage of listings within the subjects market area. Average days on market for this type of property is under 3 months. This Suburban neighborhood is built up over 75% with stable growth. Appraisal comps are the most competitive solds and listings in the area, at the time of the effective date, all comparables are in the subject's market area. No
Supplemental Comps were used as supplemental sales within the subjects area are dissimilar in GLA, Bedroom/Bath count, Age, and/or
Lot Size or are dated sales.
Review Conclusion
No Discrepancies were found in the review of the appraisal. It is noted per the OA that adjustments for Age and Lot Size were not made, however deemed appropriate for comparable properties within the subjects market area. Review appraiser feels a reconciled value between comps 3 and 5 with most of the weight given to comps 1 and 2 as they are similar in most characteristics, with an appropriate opinion of value of $1,860,000.00. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales. Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date.
Eligibility Issues and Recommendation
No eligibility issues are noted. A field review is not recommended.
																																			$1,860,000
300005468	$1,000,000	$1,315,000	$1,315,000	10/29/2014				None					$1,315,000	$0	0.00%		01/26/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The OA reports property values to be stable as of the effective date. Based on Vendor , the property values have increased
11.4% over the prior 12 months and increased 5.3% over the prior 6 months. 4.8% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Is the subject property accurately and adequately described?
The 0A was completed for a purchase transaction. The OA reports the subject as a 6/3/2, single family residence built in  1960 with a GLA of 1572 SF in overall C3 condition. Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery,  no adverse external influences were noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
According to MLS data, the subject property was listed for $1,198,000 and was under contract to be sold for $1,315,000 at the time of the
OA.  No additional sales of the subject property were found for the 36 months prior to the effective date. All comparable sales were veriﬁed through MLS and public records data and  no discrepancies were found. According to MLS and public records data,  no additional sales of the comparables were found for the 12 months prior to the effective date.
Were the comparables adequately selected, analyzed and accurately presented?
The sales comparables are considered to be a good representation of competitive homes in the subject market area. OA comps are located within .89 miles. GLA adjustments were made at $55/SF which is considered to be low for homes of similar quality, design, condition, and GLA in the subject market area. All other adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA.  Net and gross adjustments are reasonable and do not exceed typical  15% and 25% guidelines. The adjusted value range is $1,190,000 to $1,391,000 rounded. The value conclusion falls within this range.  Market conditions noted  in the 0A were contrary to market conditions noted in Vendor .
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
YES: Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented  in the 0A were the most appropriate based on similar design, appeal, characteristics,  proximity, and date of sale.  Review comp was chosen as additional supplemental support.
Final appraisal analysis and deficiencies summary:
Although there were deficiencies noted above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and  is considered to be the best representation of market value. After necessary adjustments, the supplementary review comp utilized supports the value conclusion in the OA.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
NIA
Do you recommend an additional  review to be conducted on this appraisal?
NO: The value conclusion appears to be supported as of the effective date. An additional review is not recommended.
																																			$1,315,000
300008356	$600,000	$899,999	$900,000	12/30/2014				None					$900,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
No. Per the appraisal, property values are increasing within the subject's specific market area. However, per Vendor, property values in the subject tract increased 3.0% during the previous 12 months, 0.8% during the previous 6 months and 1.5% during the previous quarter. It appears property values are closer to stable than increasing.
Is the subject property accurately and adequately described?
Yes. The subject is an 8 year old SFR in good condition with 5 bedrooms/3.5 bathrooms, 3,580 SF of GLA, 2-car garage and a 7,000 SF lot.
No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Mostly. Per the appraisal the subject was listed for $899,999 and went pending with a contract price of $899,999 after 33 DOM. This was not verified through MLS. Comps 1 & 2 were verified through MLS/CMA and public records. Comp 3 was verified through MLS and public records. Comp 4 was not verified through MLS or public records. Comp 5's listing was verified through MLS but not its list price. Comp 3's prior sale ( $650K) was disclosed but not analyzed. Its second prior sale ( SP $325K) was not disclosed or analyzed.
Were the comparables adequately selected, analyzed and accurately presented?
Mostly. The appraisal comps are similar in GLA, all are similar in bed/bath count, all are similar in age, and all are similar in lot size.
However, bath adjustments ($2.5K/half bath) are considered unusually low given the price range of the comps. No other deficiencies were noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The CMA sale range supports the appraised value with all three of the sold appraisal comps included in the CMA. The supplemental
CMA comp selected is a very recent sale (as of the effective date of the appraisal), located in close proximity on the subject street, identical in age, inferior in GLA but superior in lot size. After all appropriate adjustments are applied the supplemental CMA comp supports the subject's estimated value range.
Final appraisal analysis and deficiencies summary:
The appraisal has some minor deficiencies (lack of analysis of the prior sale of comp 3, lack of disclosure/analysis of a second prior sale of comp 3, lack of MLS verification of comp 4, lack of MLS verification of the list price of comp 5, a minor discrepancy regarding market conditions between the appraisal and  and unusually low bathroom adjustments) but is considered to be reliable within a reasonable margin of error based on appraisal data and supplemental research.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
Additional Review Alert: No
																																			$900,000
300008354	$1,161,600	$1,452,000	$1,460,000	11/24/2014				None					None					$1,460,000	$0	0.00%	Saunders & Associates	03/24/2015	None					None					Yes	Field review provided supports appraisal value.	$1,460,000
300008353	$910,000	$1,300,000	$1,323,000	12/16/2014				None					$1,323,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions stated in the appraisal report showed a stable market value, with a shortage of available properties. Vendor index for the zip code show the market with an increasing values of 1.3% change for the current quarter an increase of 5.5% over the past 6 months, and an increase of 9.5% for the year from the effective date of the appraisal. The current REO saturation according to  data for the subject zip code shows 3.8% compared to the national level of 17.9% with the last 2 quarters having 3.9% REO saturation rate for the subject's zip code. Market change within the last 6 months is an increasing value trend. Subject market had a balance of inventory of current listings. The subjects market is not REO driven.
Is the subject property accurately and adequately described?
The subject is a Bungalow style home with 2,327 sq. ft in good condition due to the age of 98 yrs, and quality of materials used, per appraisal. It is noted per the OA that the Subject has 4 Bedroom, 2 1/2 Bath, 2 car garage, patio, porch and 1 fireplace. Both the kitchen and the bathroom were updated within the past 1-5 years. No Discrepancies were found in the review of the appraisal. Aerial imagery indicates the subject is well within a residential neighborhood with homes of a similar type, with a highway and school. The Cost Approach to value was developed in the OA, with a value of $1,488,050. There were no Functional or External
Obsolescence items noted in the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No Sale or listing discrepancies or non-disclosures were noted in the original appraisal report, for the subject. MLS data was not verified for the subject. Per the OA most recent sale for the subject was for $903,500. Comparables #1-4, 6 were verified by MLS data,
Comp # 5 was not verified with MLS data. Public records data was available for comps 1-4. No Public Records data was available for the subject or comps 5, 6.
Were the comparables adequately selected, analyzed and accurately presented?
The comparables used in the original report are close in proximity and reflect the subjects current market value as of the effective date.
Risk indicators noted are moderate for the subject and comparables, however does not affect value of OA, market value is within the bracketed comps. Overall reliability of the appraisal is supported as of the effective date. No Discrepancies were found in the review of the appraisal. OA comp # 6 net/gross adjustments are considered excessive. GLA variance for OA comps # 2, 4, 6 is considered excessive for comparables within the subject market area. It is noted per the OA that adjustments for Age were not made, however deemed appropriate for comparable properties within the subjects market area. Review appraiser feels a reconciled value between comps 1 and 4 with most of the weight given to comps 2 and 3 as they are similar in most characteristics, with an appropriate opinion of value of $1,323,000.00. Weight is only given to sold comps, additional, supportive weight is given to active and pending sales. Comps # 2, 4, 6 was noted to be 25%
greater in GLA difference than the subject. Value is supported by the listings and pending comparables. Market value is still bracketed within the sold range of comparables used in the report. Value is supported and bracketed within the selected closed sales.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes I do agree with value conclusion of the appraisal under review that it is reasonable and accurately supported as of the effective date of the OA appraisal report. Supplemental Comp sale selected in, CA was used as it is relevant to the subject to further verify the value stated in the appraisal report along with comps provided by original appraisal report with note taken for differences in property characteristics. Supplemental Sale is recent and within the subjects market area. In review of MLS data of comparables, Comps
2 and 3 are most similar to the subject in most characteristics and support OA value. Review appraiser gave the least amount of consideration to Comp #4 as it is least comparable to the subject and required the most adjustments. Data indicates that property values are increasing with a shortage of listings within the subjects market area.
Final appraisal analysis and deficiencies summary:
OA was completed for a Purchase Transaction. No Discrepancies were noted in the review of the appraisal report. The GLA for OA comps
# 2, 4, 6 is greater than 25% variance from subject GLA and was not given consideration by review appraiser for OA value. It is noted that the Net/Gross adjustments for comp # 6 within the sales comparsion approach to value section are greater than 15%/25% and are considered excsssive within the subject market area. It is noted per the OA that there are no Age adjustments within the Sales comparison approach to value, however Comparables should have an age adjustment. Additional adjustments within the Sales comparison approach to value are accurate and appropriate for the subjects market area. Risk factor is moderate; market value is within the bracketed comps.

Risk factor is moderate and does not affect the value of the OA, market value is within the bracketed comps.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
																																			$1,323,000
300008352	$880,000	$1,100,000	$1,105,000	01/06/2015				None					$1,105,000	$0	0.00%		03/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. Per the appraisal, property values are increasing within the subject's specific market area. Per Vendor, property values in the subject tract increased 13.2% during the previous 12 months, 3.5% during the previous 6 months and 1.3% during the previous quarter.
Is the subject property accurately and adequately described?
Yes. The subject is a 63 year old SFR in good condition (remodeled kitchen/1.5 remodeled baths) with 4 bedrooms/2.5 bathrooms, 2,107
SF of GLA, 1-car garage and a 12,950 SF lot. No functional or external inadequacies are evident.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Some. Per the appraisal the subject was listed for $1,189,000 and went pending with a contract price of $1,100,000 after 28 DOM. This was not verified through MLS. The subject's prior sale ( SP $895K) was verified through MLS and public records. Comps
1 & 4 were verified through public records but not MLS. Comps 2 & 3 were verified through MLS and public records. Comp 5's listing was verified through MLS but its list price was not. Comp 6 was not verified through MLS or public records.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. The appraisal comps are similar in GLA, all are similar in bed/bath count, all are similar in age, and all are similar in lot size. No deficiencies were noted.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The CMA sale range supports the appraised value with half of the sold appraisal comps included in the CMA. The supplemental CMA comp selected is similar in its location, very similar in age, GLA, bed/bath count and lot size. Condition, etc. are unknown. However, after all appropriate (known) adjustments are applied the supplemental CMA comp supports the subject's estimated value range.
Final appraisal analysis and deficiencies summary:
The appraisal has some minor deficiencies (lack of MLS verification of 1, 4 & 6 and the lack of MLS verification of the list price of comp 5)
but is considered to be reliable within a reasonable margin of error based on appraisal data and supplemental research.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
Additional Review Alert: No
																																			$1,105,000
300005466	$1,049,300	$1,330,000	$1,335,000	10/08/2014				None					$1,335,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Vendor   indicates values in the subject's zip code were stable/slightly increasing as of the effective date:  increased  1.8% over the prior 6 months, 4.5% over the prior year. The OA indicates stable values as of the effective date.  Vendor REO data indicates the market was not REO driven as of the effective date: 4.3% saturation in the subject's zip code over the prior 6 months.
Subject Analysis
The subject is a  16 year old 2—story detached Colonial located in a suburban neighborhood. The subject was noted as being in C3/Good
condition as of the OA effective date. (Condition conﬁr med  per OA interior photos).  No negative external inﬂences    noted.  (The subject is

u
located close to a busy road, but appears to be adequately buffered by trees & adjacent homes). The 0A was completed for a purchase transaction, which was pending as of the OA effective date. (See Sale & Listing History Analysis).  Public records were not provided.
Sale and Listing History Analysis
The OA notes no transfers for the subject in the prior 36 months.  (Public records are unavailable for the subject.) The subject was
listed/pending as of the effective date:  LP $1,350,000,   CP $1,330,000, The OA sales data was verified by MLS
and/or public record data, with no signiﬁcant  discrepancies found.
Appraisal Analysis and Deficiencie
The following deficiencies were found in review of the appraisal: comps 2 & 5 exceed 25% GLA variance from the subject; the adjustment applied to comp 4 for quality/appeal appears erroneous; the adjustments applied to comp 2 exceed  maximum guidelines ("Other" risk factor noted). However, the comps are proximate & generally similar to the subject in quality/appeal & condition, most are similar in GLA.
The remaining adjustments for variances in GLA & features appear reasonable. The final value appears to be adequately supported.
Market Sales Analysis
Supplemental  MLS research revealed several additional sales.  However,  most of them are considerably inferior in age and/or GLA. The most similar, recent sales were already utilized in the OA. Therefore, none of the additional sales have been selected.
Review Conclusion
The origination appraisal value is considered reliable overall. The deficiencies noted appear to have no signiﬁcant  impact on the final value.
The sale data noted  in the OA appears to be accurate overall. The ﬁnal  OA value is considered to be adequately supported.
Eligibility Issues and Recommendation
No eligibility issues observed.  No additional review is recommended.
																																			$1,335,000
300005465	$484,000	$605,000	$605,000	11/14/2014				None					None					$605,000	$0	0.00%	I Appraisal, Inc	02/11/2015	None					None					Yes	Field review provided supports appraisal value.	$605,000
300005464	$940,000		$1,175,000	09/23/2014				None					$1,175,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Vendor indicates values in the subject's tract were stable/slightly increasing as of the effective date: increased 1.3% over the prior
6 months, 3.8% over the prior year. The OA indicates increasing values as of the effective date. VendorREO data indicates the market was not REO driven as of the effective date: 2.3% saturation in the subject's zip code over the prior 6 months.
Subject Analysis
The subject is a 49 year old 2-story detached Split Level located in a suburban neighborhood. The subject was noted as being in C3/Good condition as of the OA effective date. (OA interior photos indicate C4/Average condition with basic updates). No negative external influences noted. (A highway is within 1/4 mile, but appears to be adequately buffered). The OA was completed for a refinance transaction.
Sale and Listing History Analysis
The OA notes 1 transfer for the subject in the prior 36 months, which was confirmed by MLS & public record data: $1,146,000 .
The OA sales data noted for comps 1 through 4 was verified by MLS and/or public record data. Comps 5 & 6 were listing comps, for which
MLS data & public records are unavailable.
Appraisal Analysis and Deficiencies
The following deficiencies were found in review of the appraisal: the adjustments applied to comps 3 & 5 for their superior condition &
upgrades appear inadequate; considering the price point & price/SF, the GLA adjustments appear inadequate. However, the comps appear generally similar to the subject in quality/appeal, age & GLA. Revised adjustments for GLA & condition/upgrades would have limited impact on the final value.
Market Sales Analysis
Supplemental MLS research revealed the following additional sale:  (SP $1,218,750). The additional sale appears generally similar to the subject in quality/appeal, age & GLA. With adjustments for variances in lot SF, GLA & BR/BA count, the additional sale indicates the OA value is reasonable.
Review Conclusion
The origination appraisal value is considered reliable overall. The deficiencies noted appear to have no significant impact on the final value.
The verifiable sale data noted in the OA appears to be accurate overall. Additional sales selected indicate the OA value is reasonable. The final OA value is considered to be adequately supported.
Eligibility Issues and Recommendation
No eligibility issues observed. No additional review is recommended.
																																			$1,175,000
300005463	$738,200		$970,000	10/22/2014				None					$970,000	$0	0.00%		01/22/2015	None					None					None					Yes
Market Conditions
Per the 0A the subject market was stable. Based on Vendor for the year 2015, the market was in declining,  Down — 1.3% Down —
0.4% Down — 0.2% in the last year,  prior six month and  last quarter respectively.
Subject Analysis
The subject is a 2 story SFR built in 2000 with 4 bedrooms and 3.1  bathrooms with 4057 sqft of GLA. The subject was reported to be in average condition as of the effective date of the appraisal. No functional or external inadequacies are evident. The subject is reported to have a residential view which appears to have been adequately accounted for in the grid.
Sale and Listing History Analysis
No MLS or public records were found for the subject. Comps,  1  and 2 were veriﬁed  through public records and veriﬁed  through MLS.  No
MLS or public records were found for comp 3. Comp 4 was veriﬁed  through  MLS only. No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report other than those noted in the appraisal.
Appraisal Analysis and Deficiencies
Aerial imagery reveals that the subject maintains a residential view. The comps chosen were located within  1  mile and were similar to the subject with regards to size, age and amenities.  No high gross or net adjustments were noted, and no line items exceeded  10%.
Market Sales Analysis
Supplementary MLS research provided revealed  1  additional sale within the subject's immediate neighborhood similar in size, view, amenity, and age. This additional sale along with the 5 comps within the OA support the original valuation.
Review Conclusion
The final estimate of value was found to be well supported by the comps chosen within the report and were supported  by the supplemental comps supplied.
Eligibility Issues and Recommenda" -n
Eligibility Alert:  No Eligibility issues were noted.  Recommendation:  No Additional Review
																																			$970,000
300005461	$611,000		$784,000	10/14/2014				None					None					$784,000	$0	0.00%	www.nvaappraisal.com	02/08/2015	None					None					Yes	Field review provided supports appraisal value.	$784,000
300005460	$521,765		$725,000	10/22/2014				None					$725,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Vendor indicates values in the subject's tract were stable/slightly increasing overall as of the effective date: declined .1% over the prior 6 months, increased 1.4% over the prior year. The OA indicates increasing values as of the effective date. VendorREO data indicates the market was not REO driven as of the effective date: 6.4% saturation in the subject's zip code over the prior 6 months.
Subject Analysis
The subject is a 65 year old 1-story detached Rambler located in a suburban neighborhood. The subject was noted as being in C3/Good condition as of the OA effective date. (Condition confirmed per OA interior photos). No negative external influences noted. The OA was completed for a refinance transaction.
Sale and Listing History Analysis
The OA notes 1 transfer for the subject in the prior 36 months, which was confirmed by MLS data & Public records: $658,350 on .
Comps 1, 2 & 4 were verified by MLS and/or public record data. Comp 3 was verified by public records, MLS data is unavailable. MLS data & current public records were not provided for comp 5. However, a local MLS search confirmed a subsequent sale/closing of $775k
, confirming the OA listing/pending data.
Appraisal Analysis and Deficiencies
The following deficiencies were found in review of the appraisal: comps 3 & 4 exceed 25% GLA variance from the subject; the GLA adjustments applied to comps 3, 4 & 5 appear inadequate considering the price point; comps 4 & 5 appear excessively distant. However, the most proximate, similar comps (1, 2 & 5), are generally similar to the subject in design/appeal, age & GLA, and provide adequate support for the final OA value. Revised GLA adjustments to comps 3, 4 & 5 would have limited impact on the final value.
Market Sales Analysis
Supplemental MLS research revealed the following additional sale:  (SP $772,500). The additional comp is generally similar to the subject in design/appeal, age & GLA. With adjustments for variances, the additional comp indicates the OA value is reasonable.
Review Conclusion
The origination appraisal value is considered reliable overall. The deficiencies noted appear to have no significant impact on the final value.
The sale data noted in the OA appears to be accurate overall. Additional sales selected indicate the OA value is reasonable. The final OA value is considered to be adequately supported.
Eligibility Issues and Recommendation
No eligibility issues observed. No additional review is recommended.
																																			$725,000
300005458	$440,000	$550,000	$580,000	09/24/2014				None					$580,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
As of the effective date of the appraisal. The Appraiser indicates property values are stable, supply, and demand are
in  balance,  and  marketing time  is 3-6 months.  Retrospective    indicates a (-0.4%) change  in values in the  last 6  months and  a (-1.1%)
change in the last year; the last quarter indicates a (-0.1%) change or, effectively, stable values.  REO activity in the area is  12.3% not
REO driven.
Subject Analysis
As per the appraisal report, the subject is a 38 year old, 2,236, sq. ft., Colonial style residence with a room count of 8/4/2.1,  located on a
31,080 sq. ft. site. The subject is indicated to be in average condition and  has been well maintained (photos provided support the
Inspector's condition rating and assertions).  No major repair conditions are noted or observed. The report also indicates that the subject is located  in a suburban area; this reporting and analysis is accurate. Negative externalities are not noted in the report or observed.  No discrepancies between the evidence reviewed, and the report were found.
Sale and Listing History Analysis
The appraisal indicates that the subject did not transfer in the past 36 months. With respect to the transaction being reviewed, the appraisal indicates that the subject listed for sale for $568,000, and sold  in  14 days, for $550,000; no seller concessions are noted.  No discrepancies between the research provided, and the appraisal were found with the exception that comparable #6 was unable to be verified with the
MLS.
Appraisal Analysis and Deficiencie
The comparable have been provided and  include listings. Significantly, comparable #1  is a very recent sale (8/14), is located on the subject's street and is a near model match. and comparable #4 is nearly the same size as the subject (2,226 sf.). Comparables #1  and #3 very recent sales (8/14) and comparables #1, #3 and #4 are most similar with respect to condition (C3). the adjustments are bracketed,  in the correct categories, in the right direction, and do not exceed typical guidelines. The Reviewer places most weight on comparable #1  and
#4. As adjusted  by the Appraiser, the sales offer a reasonable range of value, from $544,980 to $599,460 The Reviewer notes the following deficiency exists: comparable #6 was unable to be verified with the MLS.
Market Sales Analysis
A total of 13 MLS sales were provided, including 2 utilized in the 0A. The Reviewer selected 2 veriﬁable sales which, after adjustment for signiﬁcant  differences, support the Appraisers opinion of value.
Review Conclusion
Deficiency noted: comparable #6 was unable to be veriﬁed with the MLS. The overall reliability of the report is strong and the Appraisers opinion of value is well supported.
Eligibility Issues and Recommendation
No Eligibility Issues are noted; an additional review is not recommended.
																																			$580,000
300005457	$465,000	$615,000	$620,000	08/05/2014				None					$620,000	$0	0.00%		01/21/2015	None					None					None					Yes
Market Conditions
Per appraisal report market conditions are considered stable which is consistent with the clearcapital  model which indicates that market conditions have slightly ﬂuct uat ed from yr to yr at +7.6% . A six month change of +3.6% and a recent quarter change of +1 .4% .
Reo saturation for the 2nd and 3rd period is  15.2% and  13.7% respectively.  Reo discount for the 2nd and 3rd  periods is 21.8% and 22.3%
respectively.
Subject Analysis
Per appraisal report the subject is a condominium unit which is under construction consisting of 7—rooms 3-bedroom and 2.1baths.
Amenities include a Porch, 2 ﬁr epl aces and deck. Construction is not yet completed. Aerial imagery indicates that the subject is near a body of water with a View .
Sale and Listing History Analysis
Listing history for the subject property or comparable sale # 3 could  not be veriﬁed  by MLS services .  Listing history has been veriﬁed for all other comparable sales.  Prior sale history for the subject property or comparables could not be conﬁr med  by public records. Prior sale history has been confirmed for comparable sale # .
Appraisal Analysis and Deficiencie
Appraisal is for a purchase transaction. There were no analytical or procedural discrepancies found  in review of the appraisal report which would  impact the overall reliability of the appraisal report. Comparable sale selection and adjustments made appear adequate .
Market Sales Analysis
Market sales have been reviewed and  1  additional sale has been included  in support of the OA's value opinion  1052 sq.ft of GLA.
Review Conclusion
In  review  Listing  history for comparable sale # 3 could  not  be confirmed  by MLS services  . There were  no other signiﬁcant   discrepancies
present in review of the appraisal report which would impact the overall reliability of the report . Comparable sale selection and adjustments made are adequate. Opinion of market value is reasonably supported.
Eligibility Issues and Recommendation
Eligibility Issues: none Field  review:  not recommended.
																																			$620,000
110742733	$800,000	$1,000,000	$1,000,000	07/03/2014				None					$1,000,000	$0	0.00%		08/15/2014	None					None					None					Yes
Market Conditions:
The OA reports property values to be increasing as of the effective date.  Based on Vendor, the property values have increased
5.8% over the prior 12 months and declined 0.8% over the prior 6 months. 4.3% of the sales, over the prior quarter, were REO's therefore the area is not considered to be REO driven.
Subject Analysis:
The OA reports the subject as a 9/4/2.1, single family residence built in  1977 with a GLA of 2331  SF in overall C4 condition.  Features and property condition were verified by interior and exterior photos provided. After viewing aerial imagery, the subject was noted to be located on a busy street, which has an adverse impact on marketability and value and was reported  in the 0A.
Sale and Listing History Analysis:
According to MLS data, the subject property was listed for $1,050,000 and was under contract to be sold for $1 ,000,000. According to MLS data, the subject property sold for $1 ,000,000 on 8/5/2014 which was after the effective date of the OA. No additional sales of the subject property were found for the 36 months prior to the effective date. The review appraiser is making the extraordinary assumption that the sale comps and listing comps, utilized in the 0A, were veriﬁed  by MLS and public records by the original appraiser.  No additional sales of the comparables were found for the  12 months prior to the effective date.
Appraisal Analysis and Deficiencies:
The 0A was completed for a purchase transaction. The sales comparables are considered to be a good  representation of competitive homes in the subject market area. All comps utilized are located within  1.12 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the OA.  Net and gross adjustments are reasonable and do not exceed typical  15%
and 25% guidelines. The adjusted value range is $944,000 to $1,181,000 rounded. The value conclusion falls within this range.
Market Sales Analysis:
Supplementary MLS data revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the 0A were the most appropriate based on similar design, appeal, characteristics,  proximity, and date of sale.  Review comps were chosen as additional supplemental support.
Review Conclusion.
Although there were deficiencies noted in the ‘Appraisal Analysis and  Deficiencies‘ section above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and  is considered to be the best representation of market value. After necessary adjustments, the supplementary review comps utilized support the value conclusion in the OA.
Eligibility Issues and Recommendation:
No eligibility issues were noted. The value conclusion appears to be supported as of the effective date. A field  review is not recommended.
																																			$1,000,000
300013623	$1,040,000		$2,500,000	12/16/2014				None					$2,500,000	$0	0.00%		04/23/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Market conditions,  reported in the 0A, are contrary to market conditions reported in Vendor. The OA reports property values to be stable as of the effective date.  Based on Vendor , the property values have increased 7.6% over the prior 12 months and increased 2.0% over the prior 6 months. 4.2% of the sales, over the prior quarter, were REO's therefore the area is not considered to be
REO driven.
Is the subject property accurately and adequately described?
The 0A was completed for a refinance transaction. The OA reports the subject as a 10/6/4.0, single family residence built in  1900 with a
GLA of 2930 SF in overall C3 condition.  Features and property condition were verified  by interior and exterior photos provided. After
viewing aerial imagery, no adverse external inﬂences   were noted.

u
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
No additional sales of the subject property were found for the 36 months  prior to the effective date.  Listing  comp 7 was unable to be veriﬁed by MLS. According to MLS, comp 7 was listed for $2,495,000, yet the OA reports comp 7 was listed for $2,098,000. All comparable sales were verified by MLS and public records and no discrepancies were found. All other listings were verified by MLS as listings at the time of the OA.  No additional sales of the comparables were found for the 12 months prior to the effective date.
Were the comparables adequately selected, analyzed and accurately presented?
The sales comparables are considered to be a good representation of competitive homes in the subject market area. OA comps are located within  1.00 miles. The adjustments appear to be reasonable and the adjusted values are supportive of the value conclusion in the
OA.  Comp 2  is inferior in  GLA by greater than 25%.  0A Comp 4 is superior in  GLA by greater than 25%.  Net and gross adjustments are reasonable and do not exceed typical  15% and 25% guidelines. The adjusted value range is $2,116,000 to $2,560,000 rounded. The value conclusion falls within this range.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
YES: Supplementary MLS revealed 30 sales within the subject's larger market area. Although the additional sales are considered to be representative of the larger market, the sales presented in the 0A were the most appropriate. OA Comps 1  and 3 were given the most weight and consideration based on similar characteristics, proximity, and date of sale. Supplemental review comp was chosen as additional support.
Final appraisal analysis and deficiencies summary:
Although there were deﬁci enci esnoted above, this does not have an adverse impact on the overall value opinion. The opinion of value appears to be based on the most relevant information accessed at the time of the OA and is considered to be reliable as of the effective date. The opinion of value falls within the range of adjusted values and  is considered to be the best representation of market value. OA
Comps 1  and 3 were given the most weight and consideration based on similar characteristics,  proximity, and date of sale. After necessary adjustments, the supplementary review comps utilized support the value conclusion in the OA.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
NO: The value conclusion appears to be supported  as of the effective date. An additional  review is not recommended.
																																			$2,500,000
300005063	$552,800		$1,510,000	02/11/2015				None					$1,510,000	$0	0.00%		02/18/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was stable as of the effective date of the appraisal (02/11/2015). This is consistent with the Vendor Data Index which indicates the subject's Blockgroup had increased 0.5% over the prior quarter, increased 0.3% in the prior 6 months and increased 3.1% over the prior year and the 1004MC market data provided in the 0A.
is the subject property accurately and adequately described?
Yes, the subject is described as a conforming custom built single family residence located in a suburban area. The subject is located in
AZ which is comprised of average to good quality tract and custom built homes of various degrees of age, condition, updating and design. Amenities include, stained concrete ﬂoor s, solid surface countertops, stone accents, upgraded appliances, ﬁr epl ace,  covered patio, mountain views.  It is in very good (UAD rated C2) condition with no repairs needed. No functional or external inadequacies were noted at the time of inspection. Per the 0A the subject had not been marketed for sale within the previous 12 months as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes,  per the 0A the subject had not soldltransferred in the previous 3 years and the comparable sales had not soldltransferred in the previous 12 months of the effective date of value with the exception of comps 6 & 7 which had soldltransferred within the previous 12 months prior to the effective date of the appraisal. Sales prices for comparable salesllistings 2 - 6 & 8 were verified through the local MLS, comps 1  & 7 were not veriﬁed through the local MLS. Sales prices for comparable sales 1  - 5 were veriﬁed  and comps 6 - 8 were not veriﬁed through Public Records. Sales price for the subject was not veriﬁed through the local MLS.  It should be noted that this appraisal
was for a reﬁnance   transaction and was stated in the 0A the subject had not been listed for sale as of the effective date of the appraisal, thus there would not be MLS veriﬁcation for the subject.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar quality and located in areas similar to that of the subject.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported.  However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all salesllistings utilized in the OA as they appear to bracket the subject in quality, condition, GLA,  price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
Deficiencies (no MLS veriﬁcation of comparable sales 1  & 7, photo for OA comp 4 appears to be missing "Other") were noted and the OA appears to be reliable and the subject's value supported.  It should be noted that comparable sale 1  exceeds typical distance guidelines, however it is located in the subject's planned community and is not considered to be a deﬁci ency. Due to the composition of properties in the subject's immediate area comparable sales are selected based on a number of factors including, GLA, condition, amenities, conditions of sale, time of sale, similar location, "Arm's Length", thus not all sales in the subject's immediate or in areas of the comparable sales/listings utilized in the 0A are necessarily "comparable" sales and suitable for utilization in this report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional  review is not recommended.
																																			$1,510,000
300005702	$514,500		$825,000	02/05/2015				None					$825,000	$0	0.00%		02/16/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraiser reports that the subject market was stable as of the effective date.  Based on Vendor the market had increased 5.8% over the year prior and had increased 2.1% over the prior six months.
is the subject property accurately and adequately described?
The subject property is stated as a 2 year old waterfront ranch with 2 bedrooms, 2 bathrooms, 2,504 square feet, and a full - unﬁni shed basement. Overview map is consistent with a suburban market location. The subject was rated C1: The improvements have been very recently constructed and have not previously been occupied. The entire structure and all components are new and the dwelling features no physical depreciation.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Sale and listing prices were veriﬁed  with public records.
Were the comparables adequately selected, analyzed and accurately presented?
There were not any MLS sheets available for any of the OA comparable sales. Verifying the validity of the reporting of each sale was not possible.  It is an assumption of the RA that the stated information is true and accurate without any misleading or fraudulent information.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Vendorprovided supplemental sales did not have room counts, age, or GLA. Considering this it is an assumption that the OA had utilized the best comps available. The OA supplied comparable sales appeared to be representative of the subject market.
Final appraisal analysis and deficiencies summary:
Comp three is over three miles from the subject. This is common of water front properties. The subject bedroom count is not bracketed.
The subject age is not bracketed. The subject lot size is not bracketed.  A Highway  was crossed with some of comps used. There is not any measurable difference for properties on either side of this geographic boundary.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
The ﬁnal  opinion of value for the subject appears to be reasonable. There are not any signiﬁcant  issues that would lead the review appraiser to come to the conclusion that the subject value is not warranted.
Do you recommend an additional review to be conducted on this appraisal?
No. An additional  review is not recommended.
																																			$825,000
300005733	$537,200		$695,000	01/23/2015				None					$695,000	$0	0.00%		02/06/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraiser reports that the subject market was stable as of the effective date.  Based on Vendor the market had increased  10.5% over the year prior and had increased 4.4% over the prior six months.
is the subject property accurately and adequately described?
The subject property is stated as a 15 year old lake front ranch with  1  bedrooms,  1.5 bathrooms,  1,287 square feet, and a full - seventy four percent ﬁni shed  basement. Overview map is consistent with a suburban market location. The subject was rated C2 which is described as: The improvements feature no deferred  maintenance,  little or no physical depreciation, and require no repairs. Virtually all  building
components are new or have been recently repaired, reﬁni shed,   or rehabilitated. All outdated components and ﬁni shes have been updated and/or replaced with components that meet current standards.  Dwellings in this category either are almost new or have been recently completely renovated and are similar in condition to new construction. There was not any functional or external obsolescence noted.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Sale and listing prices were veriﬁed  with public records.
Were the comparables adequately selected, analyzed and accurately presented?
There were not any MLS sheets available for any of the OA comparable sales. Verifying the validity of the reporting of each sale was not possible.  It is an assumption of the RA that the stated information is true and accurate without any misleading or fraudulent information.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes.  Based on the additional sales provided by Vendorit does appear that the comps presented in the original appraisal report do accurately reﬂect  a reasonable opinion of value. The subject above grade bedroom count not being bracketed is not considered a major
inﬂence.    There are two ﬁni shed  bedrooms in the walkout lower level which makes the subject function as a three bedroom home which

u
would appeal to the same pool of buyers.
Final appraisal analysis and deficiencies summary:
The subject bedroom count is not bracketed. There are two ﬁni shed  bedrooms in the walkout lower level which makes the subject function as a three bedroom home which would appeal to the same pool of buyers. Comps two, three, and four are over six months old. The subject
market was increasing according to   information so this is not considered to have any adverse effects.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
The ﬁnal  opinion of value for the subject appears to be reasonable. There are not any signiﬁcant  issues that would lead the review appraiser to come to the conclusion that the subject value is not warranted.
Do you recommend an additional review to be conducted on this appraisal?
No. An additional  review is not recommended.
																																			$695,000
300005758	$822,000		$1,300,000	02/17/2015				None					$1,300,000	$0	0.00%		02/20/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was declining as of the effective date of the appraisal This is consistent with the Vendor Index which indicates the subject's Blockgroup had decreased 0.4% over the prior quarter, decreased  1.1% in the prior 6 months and decreased 2.3% over the prior year and the 1004MC market data provided in the 0A.
is the subject property accurately and adequately described?
The subject is described as a conforming custom built single family residence located in a suburban area. The subject is located in the master planned community of AZ which is comprised of average to good quality tract and custom built homes of various degrees of age, condition and design. Amenities include, wood ﬂoor s, granite countertops, covered patio, upgraded appliances,
ﬁr epl ace,  elevated view site, pool and spa.  It is in very good (UAD rated C2) condition with no repairs needed.  No functional or external inadequacies were noted at the time of inspection.  Per the 0A the subject had not been marketed for sale within the previous 12 months as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes,  per the 0A the subject's site had sold/transferred in the previous 3 years and the comparable sales had not sold/transferred in the previous 12 months of the effective date of value. Sales prices for comparable sales/listings 1  - 6 were verified through the local MLS.
Sales prices for comparable sales 1  - 5 were verified and comp 6 was not veriﬁed through Public Records. Sales price for the subject was not veriﬁed  through the local MLS.  It should be noted that this appraisal was for permanent ﬁnanci ng  and was stated in the 0A the subject had not been listed for sale as of the effective date of the appraisal, thus there would not be MLS veriﬁcation for the subject.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar condition (withe exception of comp 6 which was deemed superior in condition) and located in areas similar to that of the subject.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported.  However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all sales/listings utilized in the OA as they appear to bracket the subject in quality, condition, GLA,  price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
Deficiencies (comparable sale 1  is over 6 months old, comparable sales 2 - 5 exceed typical adjustment guidelines) were noted and the
OA appears to be reliable and the subject's value supported.  It should be noted that comparable sales 2 & 4 exceed typical distance guidelines, however they are located within the subject's planned community and is not considered to be a deﬁci ency. Due to the composition of properties in the subject's immediate area comparable sales are selected based on a number of factors including, GLA, condition, amenities, conditions of sale, time of sale, similar location, "Arm's Length", thus not all sales in the subject's immediate or in areas of the comparable sales/listings utilized in the 0A are necessarily "comparable" sales and suitable for utilization in this report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an additional  review is not recommended.
																																			$1,300,000
300006932	$742,500	$994,500	$990,000	02/10/2015				None					$990,000	$0	0.00%		02/16/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The market appears accurately described in the appraisal. The market declined 3.8% over the prior six months and 5.1% over the last year per Vendor. Not REO driven market.
is the subject property accurately and adequately described?
The description of the subject property is adequate and appears accurate. The subject is a newer two story with good appeal for the neighborhood.  No external inadequacies are evident (proximity to expressway and non-residentiallcommercial use is considered to have no adverse impact). Appraised for a purchase.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
The sales and listing histories of the subject and comps reported in the appraisal are consistent with the provided research. A recent prior sale of the subject was found which was reported in the appraisal. The comps were veriﬁed  in MLS.
Were the comparables adequately selected, analyzed and accurately presented?
The appraisal comps are competing style homes in the subject's area and appear to be among the best available in consideration of the provided supplemental research, although oomp 3 is noted to be much larger in GLA.  It is also noted that the data does not bracket the subject's lot size and comp 5 has a much larger lot. Comp 1  is a dated sale and warrants a modest adjustment for date of sale per Clear
Capital . Adjustments for lot size and GLA appear unreasonably conservative. The other adjustments to the data appear reasonable.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. After revision of the adjustments to the appraisal comps value would still be reasonably supported within the adjusted sellingllisting price range of the data. The selected supplemental sales are among the more recent and are similar appeal area homes, albeit R2 is distant.
Final appraisal analysis and deficiencies summary:
Although some weaknesses in the comp selection and analysis of the data have been noted (dated comps, wide variance in GLA, lack of bracketing, inadequate adjustment) the appraisal comps are relevant and appear to have been among the best available.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No.  Based on the review research, analysis of the appraisal data,  and consideration of the current market conditions, value appears adequately supported within a reasonable range.
																																			$990,000
300007883	$730,000		$1,090,089	02/13/2015				None					$1,170,000	$79,911	7.33%		03/10/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraiser reports that the subject market was stable as of the effective date.  Based on Vendor the market had decreased 2.3% over the year prior and had decreased  1.5% over the prior six months.
is the subject property accurately and adequately described?
The subject property is stated as a new transitional with 3 bedrooms, 3.5 bathrooms, 4,124 square feet, and a full - sixty percent ﬁni shed basement. Overview map is consistent with a suburban market location. The subject was rated C1: The improvements have been very recently constructed and have not previously been occupied. The entire structure and all components are new and the dwelling features no physical depreciation.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Sale and listing prices for all comps except for comp six were veriﬁed  with public records.
Were the comparables adequately selected, analyzed and accurately presented?
There were not any MLS sheets available for any of the OA comparable sales. Verifying the validity of the reporting of each sale was not possible.  It is an assumption of the RA that the stated information is true and accurate without any misleading or fraudulent information.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Vendorprovided supplemental sales did not have room counts, age, or GLA. Considering this it is an assumption that the OA had utilized the best comps available. The OA supplied comparable sales appeared to be representative of the subject market.
Final appraisal analysis and deficiencies summary:
Comps ﬁve and seven had high adjustments. All of the oomps used are over ﬁve miles from the subject. Comps three, four, ﬁve,  and six are over six months old.  If time adjustments were applied there would not be enough variance to warrant a new opinion of value.  Highways were crossed for some of the comps used. There is not any measurable difference for properties on either side of these geographic boundaries. The subject actual age is not bracketed. This does not seem to have any adverse effects on marketability.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
The ﬁnal  opinion of value for the subject appears to be reasonable. There are not any signiﬁcant  issues that would lead the review appraiser to come to the conclusion that the subject value is not warranted.
Do you recommend an additional review to be conducted on this appraisal?
No. An additional  review is not recommended.
																																			$1,090,089
300007069	$831,200	$1,039,000	$1,040,000	02/23/2015				None					$1,040,000	$0	0.00%		03/03/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraiser reports that the subject market was stable as of the effective date.  Based on Vendor the market had increased 3.6% over the year prior and had increased  1.3% over the prior six months.
is the subject property accurately and adequately described?
The subject property is stated as a  14 year old colonial with 4 bedrooms, 3 full and 2 half bathrooms, 4,895 square feet, and a full - sixty four percent ﬁni shed  basement. The subject is situated on  1.41  acres. Overview map is consistent with a rural market location. The subject was rated C3 which is described as: The improvements are well maintained and feature limited physical depreciation due to normal wear and tear. Some components, but not every major building component, may be updated or recently rehabilitated. The structure has been well maintained.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Sale and listing prices were veriﬁed  with public records.
Were the comparables adequately selected, analyzed and accurately presented?
There were not any MLS sheets available for any of the OA comparable sales. Verifying the validity of the reporting of each sale was not possible.  It is an assumption of the RA that the stated information is true and accurate without any misleading or fraudulent information.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. The sales used are within one year of the effective date of the appraisal report. All of the sales used by the OA bracket all major components of the subject property and are within a reasonable radius. Vendorprovided supplemental sales did not have room counts, age, or GLA. Considering this it is an assumption that the OA had utilized the best oomps available. The OA supplied comparable sales appeared to be representative of the subject market.
Final appraisal analysis and deficiencies summary:
Comps one, two, ﬁve,  and seven had high adjustments.  Based on the supplemental sales there were limited comps available and this could not be avoided. Comps three, four, ﬁve,  and seven are over three miles from the subject.  Highways were crossed for some of the comps used. There is not any measurable difference for properties on either side of these geographic boundaries.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
The ﬁnal  opinion of value for the subject appears to be reasonable. There are not any signiﬁcant  issues that would lead the review appraiser to come to the conclusion that the subject value is not warranted.
Do you recommend an additional review to be conducted on this appraisal?
No. An additional  review is not recommended.
																																			$1,040,000
300008975	$716,000	$895,310	$920,000	03/21/2015				None					$920,000	$0	0.00%		04/01/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes, the original appraisal reports that the subject's market area was increasing as of the effective date of the appraisal (03/21/2015). This is somewhat consistent with the Vendor  Index which  indicates the subject's Blockgroup had  increased  0.6% over the prior quarter, increased 0.5% in the prior 6 months and increased  1.1% over the prior year and the 1004MC market data provided  in the OA.
Is the subject property accurately and adequately described?
Yes, the subject is described as a conforming updated custom built single family residence located  in a suburban area. The subject is located in which is comprised of average to good quality tract and custom  built homes of various degrees of age, condition, updating and design. Amenities include, tile floors, granite countertops, ceiling fans, upgraded appliances, wood shutters, ﬁr epl ace,  patio area with built-in BBQ, sport court,  pool and spa.  It is in good (UAD rated C3) condition with no repairs needed.  No functional or external inadequacies were noted at the time of inspection.  Per the 0A the subject had  been marketed for sale within the previous 12 months and was under contract for $920,000 as of the effective date of the appraisal.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes,  per the 0A the subject had  not sold/transferred in the previous 3 years and the comparable sales had not sold/transferred  in the previous  12 months of the effective date of value. Sales prices for comparable sales/listings 1  - 6 were veriﬁed  through the local MLS.
Sales prices for comparable sales  1  - 4 were verified and comps 5 & 6 were not verified through Public Records. Sales price for the subject was not veriﬁed through the local MLS. As the subject is currently a pending sale and not yet closed its sales price would  not yet be veriﬁable by MLS.
Were the comparables adequately selected, analyzed and accurately presented?
Yes, the properties selected are of similar quality, condition and located  in areas similar to that of the subject.
Is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes, The appraisal appears to be reasonable and the subject's estimated value is supported.  However as no sale/listing utilized in the OA could be deemed a true comparable to that of the subject consideration is given to all sales/listings utilized in the OA as they appear to bracket the subject in quality, condition,  GLA,  price, adjusted sales price and site size.
Final appraisal analysis and deficiencies summary:
Deﬁ c i enci es(comparable sales over 6 months old) were noted and the OA appears to be reliable and the subject's value supported.  Due to the composition of properties in the subject's immediate area comparable sales are selected based on a number of factors including, GLA, condition, amenities, conditions of sale, time of sale, similar location, "Arm's Length", thus not all sales in the subject's immediate or in areas of the comparable sales/listings utilized in the 0A are necessarily ''comparable'' sales and suitable for utilization in this report.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No, an  additional  review is not recommended.
																																			$920,000
110825945	$640,800	$801,000	$801,000	09/17/2014				None					$801,000	$0	0.00%		09/17/2014	None					None					None					Yes
Analysis Comments
MLS Listing
This 0A was completed for a purchase transaction. The subject listed and this information was reported within the original appraisal.
Original Comparables
The OA gridded 5 sales as well as 2 active listing, located within the same area of the subject. These sales bracket the subject's GLA and are similar in style, condition, and quality. They are  considered the most similar available. Most of the amenities have been  bracketed  by the sales and the adjustments used in the 0A are similar to the adjustments used  by most appraisers in the area which are based on  paired sales in the area.
Adjustments
All the information for the subject and all the OA comparable sales and listings have been verified with county records and the NWMLS and  no major discrepancies have been found.
Since the subject and all comparable sales share the same level of updates and upgrades, no age adjustments are considered necessary which is a common practice in this neighborhood.
Alternative Sales
The reviewer is also considering these sales in this report supporting the OA.
-    — Verified  as  a 2  story  home with  a  basement  built in  1921.  also  similar in  condition, quality, level of upgrades, and GLA.
  — Verified as a 2 story home with a basement built in  1918. also similar in condition, quality, level of upgrades, and GLA.
These sales along with the OA sales are considered among the best available and similar to the subject.
																																			$801,000
300009610	$1,668,750	$2,225,000	$2,225,000	03/04/2015	$2,250,000	1004	3/5/2015	None					$2,225,000	$0	0.00%		04/02/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
Yes. The original appraisal reports that the market was stable as of the effective date.  Based on Vendor, the market was stable,
+  1.7%  over the year,  +  0.%  over the  prior six months  and  + 0.1%  over the  prior quarter.  The  REO discount rate  is  5.0%  over the first quarter. The appraisal notes the subject's marketing times to be 90-120 days.  However, all comps show DOM from 2, 4, 62, 82, 3 and 93 days. The REO saturation rate shows 9.7% over the last quarter in the tract which shows the subject is not REO driven.
Is the subject property accurately and adequately described?
Yes. The subject is a  1  story, 4 bedroom, 4.1  bathroom, 5,008 sq ft, SFR built in 2003 with mountain view. The subject is located in a gated golf course community The subject is reported to be in C3 condition as of the effective date of the appraisal.  No functional or external inadequacies are evident.  No repairs were noted or required by the report or observed in the photos.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Yes.  Purpose of report was for a purchase.  No MLS information was provided for comp 3 and comp 4. All other MLS and public record information is consistent with the OA.  No additional sales were found for the remaining comps for the previous 12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
Yes. There are no deﬁci enci esfound and the appraisal appears to be reliable. All OA comps are proximate and similar in location, age, design and appeal. When adjusted for GLA and other differences, these comps are good indicators of value.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes. Supplementary MLS research revealed 2 additional sales within the subject's immediate neighborhood. All comps are proximate and similar in location, design and appeal. When adjusted for differences (GLA), these comps are equal in representation of the subject's market and are similar to the subject's original appraisal comps. The OA value conclusion is adequately supported as of the effective date. All OA comps are proximate and similar in location, age,  GLA, design and appeal. These comps are good indicators of the subject's value.
Final appraisal analysis and deficiencies summary:
The review is based on comps provided  in the OA and supplemental comps located within the subject's market area. The OA appears to adequately address most aspects of the appraisal. There are no more inconsistencies between MLS,  public records and the OA. The 0A is deemed reliable.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
An additional review is not recommended.
																																			$2,225,000
300011909	$921,360	$1,151,700	$1,160,000	01/16/2015				None					$1,160,000	$0	0.00%		04/03/2015	None					None					None					Yes
Are the market conditions accurately and adequately described?
The original appraisal reports that the market was increasing as of the effective date of the appraisal which coincides with information
obtained from    that indicated a 6.4% increase over a 12 month period, a 4.2% increase over a 6 month period and a  1.6%
increase over a 3 month period prior to the date of the original appraisal. The market area of the subject was not REO-driven on the effective date of the appraisal per  data provided to the Review Appraiser.
Is the subject property accurately and adequately described?
The subject is an approximately 2,747 sf four-unit property on a 6,839 sf site with an actual age of 60 years,  reported to be in overall C4 condition per appraisal. The MLS data sheet reports "some" of the units to have ocean views; however, these views are not reported  in the
OA.  There are carports but no garages.  No functional obsolescence was noted  in the appraisal or in the photos;  no necessary repairs were noted. The subject fronts a street that is a feeder from the frontage road to another feeder street.
Has the prior sale or transfer history analysis of the subject and comparables been accurately and adequately provided?
Per appraisal, the subject had a contract of sale for a purchase transaction for $1,151,700, dated  ith 60 dom. The subject was
originally listed for $1,199,000. The purpose of the appraisal, dated,   was for a sale.  Per 0A, the subject had  not sold within 36 months of the effective date of the appraisal.  Per MLS data provided to the RA, the sale closed  for $1,151,700.  Per OA, Comp 2 sold  for $1,250,000 then is reported as selling for $1,225,000 which is not listed in the MLS data provided to the RA.  Per
MLS data provided to the RA, Comp 4 sold  for $975,000; this was not noted in the OA report.  No sales were found for the other comparable properties utilized in the appraisal report for the previous  12 months leading up to the effective date of the report.
Were the comparables adequately selected, analyzed and accurately presented?
There was a paucity of recent, comparable sales.  It was necessary for the appraiser to expand the search for comps beyond  1.0 mile.
Comp 2, is a dated sale in a dissimilar, superior location; some units have bay views. The comparable properties provided on the 0A are considered to be the best indicators of market value available on the effective date of the OA, as they bracket the dominant features of the subject. Comp 4 of the OA sold for $1,140,000.  Most emphasis is applied to Comps 1  and 4 of the 0A for their sales dates.
is the value conclusion of the appraisal under review reasonable and adequately supported as of the effective date of the appraisal?
Yes; the value conclusion of the original appraisal is found to be reasonable and adequately supported on the effective date of the appraisal.  No significant deficiencies were found in the 0A. A search of the supplemental comparable sales provided to the Review
Appraiser did not produce any adequate comps other than those utilized in the OA report. Comp R1  is chosen for a lack of recent sales. It has 4 units with similar gla;  however,  it is located in an inferior location with an  inferior school district; considered to appeal to a different market segment than the subject's location.
Final appraisal analysis and deficiencies summary:
Per OA, Comp 2 sold for $1 ,250,000 then is reported as selling for $1,225,000 which is not listed in the MLS data provided to the RA.  Per MLS data provided to the RA, Comp 4 sold for $975,000; this was not noted in the OA report. All six comps were adjusted downward overall to arrive at their adjusted values. Comps 1, 2, 4, 5 and 6 are located over 1.0 mile from the subject property.
Comp 2's sales date exceeds 6.0 months. Comp 3 has a gla variance that exceeds normally acceptable parameters.
If you disagree with the final value conclusion of the appraisal under review, summarize your value conclusion:
N/A
Do you recommend an additional review to be conducted on this appraisal?
No additional  review is recommended for the appraisal of subject property.
																																			$1,160,000